Exhibit 4.61

Thirteenth Supplemental Indenture to First Mortgage and Deed of Trust
Document Number	Document Title

Recording Area

Drafted by:

Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

Attn: btyson@milbank.com

Return Address

Dykema Gossett PLLC

10 South Wacker Drive, Suite 2300

Chicago, Illinois 60606

Attention: Carol O’Connell

Phone: (312) 627-2303

See Exhibit A
Parcel Identification Numbers Grantor/Grantee: See following page Associated Recording Nos.: See Schedule 1

THIRTEENTH SUPPLEMENTAL INDENTURE TO FIRST MORTGAGE AND DEED OF TRUST

ITC MIDWEST LLC

TO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as successor to THE BANK OF NEW YORK TRUST COMPANY, N.A.

Trustee

Dated as of October 3, 2024

Supplementing the First Mortgage and Deed of Trust dated as of January 14, 2008, as heretofore supplemented

From ITC MIDWEST LLC to THE BANK OF NEW YORK TRUST COMPANY, N.A., Trustee

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

Establishing a series of Securities designated 4.88% First Mortgage Bonds, Series M due 2035 and a series of Securities designated 5.25% First Mortgage Bonds, Series N due 2043

This agreement secures future advances as more fully set forth in Section 6.10 hereof.

WITH RESPECT TO MINNESOTA REAL PROPERTY

Tax in the amount of $3,956 was paid on the debt amount of $1,720,000 in Le Sueur County, Minnesota, document number 353162 recorded January 16, 2008. Tax in the amount of $14,950 was paid on the debt amount of $6,500,000 in Le Sueur County, Minnesota, document number 378017 recorded December 14, 2011. Tax in the amount of $15,594 was paid on the debt amount of $6,780,000 in Le Sueur County, Minnesota, document number 386706 recorded March 25, 2013. Tax in the amount of $11,260.65 was paid on the debt amount of $4,895,933 in Le Sueur County, Minnesota, document number 409040 recorded March 20, 2017. Tax in the amount of $16,032.14 was paid on the debt amount of $6,970,497 in Le Sueur County, Minnesota, document number 418300 recorded October 3, 2018. Tax in the amount of $11,743.29 was paid on the debt amount of $5,105,779 in Le Sueur County, Minnesota, document number 445507 recorded August 23, 2022. Tax in the amount of $11,473.29 was paid on the debt amount of $5,105,779 in Le Sueur County, Minnesota, document number 445507 recorded August 23, 2022.

Drafted by: Milbank LLP 55 Hudson Yards New York, NY 10001 Phone: (212) 530-5000 Attn: btyson@milbank.com	After Recorded, Return to: Dykema Gossett PLLC 10 South Wacker Drive, Suite 2300 Chicago, Illinois 60606 Attention: Carol O’Connell Phone: (312) 627-2303

Schedule 1	Recording Information

Exhibit A	Description of Properties
Exhibit B	Subordination Terms
Exhibit C	Form of Series M Bonds
Exhibit D	Form of Series N Bonds

THIRTEENTH SUPPLEMENTAL INDENTURE (this “THIRTEENTH SUPPLEMENTAL INDENTURE”), dated as of October 3, 2024, between ITC MIDWEST LLC, a limited liability company organized and existing under the laws of the State of Michigan (herein called the “Company”), having its principal office at 27175 Energy Way, Novi, Michigan 48377, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association organized under the laws of the United States, as trustee (herein called the “Trustee”), the office of the Trustee at which on the date hereof its corporate trust business is principally administered being 311 South Wacker Drive, Floor 62, Suite 6200B, Mailbox #44, Chicago, Illinois 60606.

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee a First Mortgage and Deed of Trust dated as of January 14, 2008 (the “Mortgage Indenture”), encumbering the real property interests as more particularly described on Exhibit A attached to the Mortgage Indenture and providing for the issuance by the Company from time to time of its bonds, notes or other evidences of indebtedness (in the Mortgage Indenture and herein called the “Securities”) to be issued in one or more series and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities; and

WHEREAS, the Company has heretofore executed and delivered the following supplemental indentures, each dated as hereinafter set forth:

Instrument	Date

First Supplemental Indenture	January 14, 2008

Second Supplemental Indenture	December 15, 2008

Third Supplemental Indenture	December 15, 2008

Fourth Supplemental Indenture	December 10, 2009

Fifth Supplemental Indenture	July 15, 2011

Sixth Supplemental Indenture	November 29, 2011

Seventh Supplemental Indenture	March 18, 2013

Eighth Supplemental Indenture	March 18, 2015

Ninth Supplemental Indenture	March 15, 2017

Tenth Supplemental Indenture	September 28, 2018

Eleventh Supplemental Indenture	May 8, 2020

Twelfth Supplemental Indenture	August 2, 2022

WHEREAS, the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture listed in the foregoing paragraph were recorded in the offices set forth in Schedule 1 attached hereto; and

WHEREAS, there have heretofore been issued under the Indenture the following Securities in the principal amounts as follows:

Title	Issued	Principal Amount
6.150% First Mortgage Bonds, Series A, due 2038	January 24, 2008	$175,000,000
7.12% First Mortgage Bonds, Series B, due 2017	December 22, 2008	$40,000,000
7.27% First Mortgage Bonds, Series C, due 2020	December 22, 2008	$35,000,000
4.60% First Mortgage Bonds Series D, due 2024	December 17, 2009 February 18, 2010	$35,000,000 $40,000,000
3.50% First Mortgage Bonds Series E, due 2027	January 19, 2012	$100,000,000
4.09% First Mortgage Bonds Series F, due 2043	April 4, 2013	$100,000,000
3.83% First Mortgage Bonds, Series G due 2055	April 7, 2015	$225,000,000
4.16% First Mortgage Bonds, Series H due 2047	April 18, 2017	$200,000,000
4.32% First Mortgage Bonds, Series I due 2051	November 1, 2018	$175,000,000
3.13% First Mortgage Bonds, Series J due 2051	May 27, 2020	$180,000,000
3.87% First Mortgage Bonds, Series K due 2027	October 12, 2022	$75,000,000
4.53% First Mortgage Bonds, Series L due 2052	October 12, 2022	$75,000,000

WHEREAS, The Bank of New York Trust Company, N.A., became The Bank of New York Mellon Trust Company, N.A., a national banking association, pursuant to a name change, and approved by the Comptroller of Currency, effective July 1, 2008; and

WHEREAS, in addition to the property described in the Mortgage Indenture, the Company has acquired certain other property, rights, and interests in property; and

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Mortgage Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Thirteenth Supplemental Indenture to the Mortgage Indenture as permitted by Sections 2.01, 3.01, 4.01, 4.02 and 14.01 of the Mortgage Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, two series of Securities under the Mortgage Indenture in an aggregate principal amount of $250,000,000 and to amend and supplement the Mortgage Indenture as herein provided; and

WHEREAS, all things necessary to make the Bonds (as defined herein), when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Mortgage Indenture set forth against payment therefor the valid, binding and legal obligations of the Company and to make this Thirteenth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOTICE TO IOWA RESIDENTS: This Thirteenth Supplemental Indenture secures credit in the amount of TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture for a total combined amount advanced of ONE BIILLION SIX HUNDRED SIXTY FIVE MILLION DOLLARS ($1,665,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

GRANTING CLAUSES

NOW, THEREFORE, THIS THIRTEENTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of two series of Securities, and for and in consideration of the premises and of the covenants contained in the Mortgage Indenture and in this Thirteenth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on, and all other amounts (including, without limitation, fees, expenses and indemnities) in connection with, all Securities from time to time Outstanding and the performance of the covenants therein and herein contained and to declare the terms and conditions on which such Securities are secured, the Company has granted, bargained, sold, conveyed, assigned, transferred mortgaged, pledged, set over and confirmed and hereby grants, remises, releases, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over, warrants and confirms to the Trustee, and has granted and hereby grants to the Trustee, for itself and for the benefit of the Holders, with power of sale, a lien upon and a security interest in, the following (subject, however, to the terms and conditions set forth in the Mortgage Indenture and herein):

GRANTING CLAUSE FIRST

All right, title and interest of the Company, as of the date of the execution and delivery of this Thirteenth Supplemental Indenture, as originally executed and delivered, in and to all property, real, personal and mixed, located in the States of Illinois, Iowa, Minnesota, Missouri and Wisconsin, or wherever else situated (other than Excepted Property), including without limitation all right, title and interest of the Company in and to the following property and interests so located (other than Excepted Property):

(a)             all real property owned in fee, easements, easement estates, options and other interests in real property which are specifically described or referred to in Exhibit A attached to the Mortgage Indenture, Exhibit A attached to the First Supplemental Indenture, Exhibit A attached to the Second Supplemental Indenture, Exhibit A attached to the Third Supplemental Indenture, Exhibit A attached to the Fourth Supplemental Indenture, Exhibit A attached to the Fifth Supplemental Indenture, Exhibit A attached to the Sixth Supplemental Indenture, Exhibit A attached to the Seventh Supplemental Indenture, Exhibit A attached to the Eighth Supplemental Indenture, Exhibit A attached to the Ninth Supplemental Indenture, Exhibit A attached to the Tenth Supplemental Indenture, Exhibit A attached to the Eleventh Supplemental Indenture, Exhibit A attached to the Twelfth Supplemental Indenture and Exhibit A attached hereto;

(b)            all licenses, permits to use the real property of others, franchises to use public roads, streets and other public properties, rights of way and other rights or interests relating to the occupancy or use of real property;

(c)             all facilities, machinery, equipment and fixtures for the transmission and distribution of electric energy including, but not limited to, all plants, air and water pollution control and sewage and solid waste disposal facilities, switchyards, towers, substations, transformers, poles, lines, cables, conduits, ducts, conductors, meters, regulators and all other property used or to be used for any or all of such purposes;

(d)            all buildings, offices, warehouses, structures or improvements in addition to those referred to or otherwise included in clauses (a) and (c) above;

(e)             all computers, data processing, data storage, data transmission and/or telecommunications facilities, equipment and apparatus necessary for the operation or maintenance of any facilities, machinery, equipment or fixtures described or referred to in clause (c) above;

(f)             all of the foregoing property in the process of construction; and

(g)            (except as hereinbefore or hereinafter expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

GRANTING CLAUSE SECOND

Subject to the applicable exceptions permitted by Sections 8.10(d), 13.03 and 13.05 of the Mortgage Indenture, all right, title and interest of the Company in all property of every kind and description and wheresoever situated, real, personal and mixed (other than Excepted Property) which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Thirteenth Supplemental Indenture, as originally executed and delivered, shall be as fully embraced within and subjected to the Lien of the Indenture as if such property were owned by the Company as of the date of the execution and delivery of this Thirteenth Supplemental Indenture, as originally executed and delivered;

GRANTING CLAUSE THIRD

Any Excepted Property, which may, from time to time after the date of the execution and delivery of this Thirteenth Supplemental Indenture, as originally executed and delivered, by delivery or by an instrument supplemental to the Indenture, be subjected to the Lien of the Indenture by the Company, the Trustee being hereby authorized to receive the same at any time as additional security hereunder; it being understood that any such subjection to the Lien of the Indenture of any Excepted Property as additional security may be made subject to such reservations, limitations or conditions respecting the use and disposition of such property or the proceeds thereof as shall be set forth in such instrument; and

GRANTING CLAUSE FOURTH

All tenements, hereditaments, servitudes and appurtenances belonging or in any way appertaining to the aforesaid property, with the reversions and remainders thereof;

EXCEPTED PROPERTY

Expressly excepting and excluding, however, from the Lien of the Indenture all right, title and interest of the Company in and to all Excepted Property, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, which Liens do not in the aggregate materially and adversely impair the use of the Mortgaged Property in the operation of the business of the Company, or materially and adversely affect the security afforded by the Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Mortgage Indenture, as originally executed and delivered, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, Purchase Money Liens), and (c) Permitted Liens;

IN TRUST, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article IX of the Mortgage Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on, and any other amounts (including, without limitation, fees, expenses and indemnities) in connection with, the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 6.03 of the Mortgage Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights hereby granted, shall be and remain in full force and effect;

IT IS HEREBY COVENANTED AND AGREED by and between the Company and the Trustee that all the Securities are to be authenticated and delivered, and that the Mortgaged Property is to be held, subject to the further covenants, conditions and trusts set forth in the Indenture; and

THE PARTIES HEREBY COVENANT AND AGREE as follows:

ARTICLE One

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

(a)             Mortgage Indenture Definitions. Each capitalized term that is used herein and is defined in the Mortgage Indenture shall have the meaning specified in the Mortgage Indenture unless such term is otherwise defined herein; provided, however, that any reference to a “Section” or “Article” refers to a Section or Article, as the case may be, of this Thirteenth Supplemental Indenture, unless otherwise expressly stated.

(b)             Additional Definitions. For purposes of this Thirteenth Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

“Bond” has the meaning assigned to that term in Section 2.01(a) hereof.

“Bondholders” means (a) the Initial Bondholders and (b) each subsequent holder of a Bond as shown on the register maintained by the Company pursuant to Section 3.05 of the Indenture.

“Capital Lease” means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP prior to the implementation of any change described in Section 6.11(b).

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP prior to the implementation of any change described in Section 6.11(b), appear as a liability on a balance sheet of such Person.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in the equity of such Person, including, without limitation, all partnership interests, limited liability company membership or other interests, common stock, preferred stock and beneficial interests in a trust and any and all warrants, rights or options to purchase any of the foregoing.

“Change in Ownership” means and shall be deemed to have occurred if Holdco ceases to own, directly or indirectly, 85% of the Capital Stock of the Company.

“Closing Date” has the meaning assigned to that term in the Purchase Agreement.

“Debt” means, without duplication, with respect to any Person, the sum of (a) liabilities for borrowed money, (b) liabilities (excluding accounts payable and other accrued liabilities arising in the ordinary course of business) for the deferred purchase price of property and conditional sale or title retention agreements, (c) Capital Lease Obligations, (d) liabilities for borrowed money secured by a Lien on property, (e) reimbursement obligations (contingent or otherwise) in respect of letters of credit, performance bonds or bankers’ acceptances, (f) obligations under any Hedging Agreements, (g) liabilities for Synthetic Leases, (h) obligations evidenced by bonds, debentures, notes or similar instruments and (i) any guarantee with respect to liabilities in clauses (a) through (h) above. All references to the principal amount of Debt outstanding at any time shall be understood to include not only the principal amount of any liabilities for borrowed money or of any bonds, debentures, notes or similar instruments, but also obligations (including those related to reimbursement obligations in respect of letters of credit, but excluding those in respect of interest, fees and other similar amounts) under all other types of Debt described in this definition.

“Default” means the occurrence and continuance of an event, which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

“Disposition” means a sale, lease, transfer or other disposition of any assets of the Company.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses or legally enforceable governmental restrictions relating to pollution and the protection of the environment or the release of any Hazardous Materials into the environment.

“Event of Default” has the meaning assigned to that term in Article Four of this Thirteenth Supplemental Indenture.

“FERC” means the United States Federal Energy Regulatory Commission, and any successor thereto.

“Financing Agreements” means the Indenture, including this Thirteenth Supplemental Indenture, the Purchase Agreement and the Bonds.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that could reasonably be expected to pose a hazard to health and safety, the removal of which could reasonably be expected to be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedging Agreements” means all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

“Holdco” means ITC Holdings Corp., a Michigan corporation.

“Indenture” means the Mortgage Indenture, as supplemented and modified by any and all indentures supplemental thereto, including this Thirteenth Supplemental Indenture.

“Initial Bondholder” means each Bondholder listed on Schedule A to the Purchase Agreement purchasing any Bonds on the Closing Date.

“Institutional Investor” means (a) any Initial Bondholder, (b) any holder of more than $5,000,000 of the aggregate principal amount of the Bonds and (c) any bank, trust company, other financial institution, pension plan, investment company, insurance company, or similar financial institution.

“Investment” or “Invest” means (a) a purchase or acquisition of, or an investment or reinvestment in, Rate Base Assets or (b) without duplication, the making of a firm, good faith contractual commitment, in the ordinary course of business and not subject to any conditions in the Company’s control, to purchase or acquire, or invest or reinvest in, Rate Base Assets.

“Law” means any federal, state, local (including municipal) or other statute, law, rule, regulation, ordinance, order, code, policy or rule of common law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise (including any judicial or administrative order, consent decree or judgment to which the Company is a party).

“Make-Whole Amount” means, with respect to any Bond, an amount, as determined by the Company, equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining any Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Bond, the principal of such Bond that is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Bond, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 on the Bloomberg Financial Markets Services Screen) for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding sentence, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Bond.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Bonds, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 2.03 or Section 2.04 hereof or Section 10.02 of the Indenture.

“Settlement Date” means, with respect to the Called Principal of any Bond, the date on which such Called Principal is to be redeemed pursuant to Section 2.03 or Section 2.04 hereof or has become or is declared to be immediately due and payable pursuant to Section 10.02 of the Indenture, as the context requires.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company, (b) the ability of the Company to perform its obligations under any Financing Agreement (including, the timely payments of principal of, or Make-Whole Amount, if any, and interest on, the Bonds), (c) the legality, validity or enforceability of the Financing Agreements or (d) the perfection or priority of the Liens purported to be created pursuant to the Indenture or the rights and remedies of the Bondholders with respect thereto.

“MISO” means the Midcontinent Independent System Operator, Inc. (formerly known as the Midwest Independent Transmission System Operator, Inc.).

“Mortgage Indenture” has the meaning assigned to that term in the first Recital.

“Net Proceeds” means, with respect to any Disposition of assets, the gross proceeds thereof (including any such proceeds received by way of deferred payment, installment, price adjustment or otherwise), whether in cash or otherwise, net of any taxes paid or reasonably estimated to be paid as a result thereof (after taking into account any available tax credits or deductions applicable thereto).

“OATT” means, at any given time, the open access transmission tariff of MISO that is applicable to the Company, approved by the FERC and then in effect.

“Property” means any right or interest in or to assets or property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Agreement” means that certain Bond Purchase Agreement, to be dated as of or about October 10, 2024, between the Company and the Initial Bondholders.

“Rate Base Assets” means assets of the Company which are included in the FERC’s determination of the Company’s revenue requirement under the OATT.

“Responsible Officer”, when used with respect to the Company, means any Senior Financial Officer or any vice president of the Company or Holdco and any other officer of the Company or Holdco with responsibility for the administration of the relevant Financing Agreement, or portion thereof.

“Revolving Credit Agreement” means the Revolving Credit Agreement, dated as of April 14, 2023, among ITC Holdings Corp., the Company, ITC Great Plains, LLC, Michigan Electric Transmission Company, LLC and International Transmission Company, as borrowers collectively, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC, Barclays Bank PLC, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and The Bank of Nova Scotia, as joint lead arrangers and joint bookrunners, and other financial institutions.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer, comptroller or any vice president of Holdco.

“Senior Secured Debt” means (i) the Bonds, (ii) the 6.150% First Mortgage Bonds, Series A due 2038 issued pursuant to the Indenture, (iii) the 4.60% First Mortgage Bonds, Series D due 2024 issued pursuant to the Indenture, (iv) the 3.50% First Mortgage Bonds, Series E due 2027 issued pursuant to the Indenture, (v) the 4.09% First Mortgage Bonds, Series F due 2043 issued pursuant to the Indenture, (vi) the 3.83% First Mortgage Bonds, Series G due 2055 issued pursuant to the Indenture, (vii) the 4.16% First Mortgage Bonds, Series H due 2047 issued pursuant to the Indenture, (viii) the 4.32% First Mortgage Bonds, Series I due 2051 issued pursuant to the Indenture, (ix) the 3.13% First Mortgage Bonds, Series J due 2051 issued pursuant to the Indenture, (x) the 3.87% First Mortgage Bonds, Series K due 2027, issued pursuant to the Indenture, (xi) the 4.53% First Mortgage Bonds, Series L due 2052 issued pursuant to the Indenture and (xii) other Securities Outstanding issued pursuant to the Indenture.

“Series M Bonds” has the meaning assigned to that term in Section 2.01(a) hereof.

“Series N Bonds” has the meaning assigned to that term in Section 2.01(a) hereof.

“Subordinated Debt” means unsecured Debt of the Company fully subordinated in right of payment to the Bonds and other Senior Secured Debt substantially on the terms set forth in Exhibit B attached hereto.

“Synthetic Leases” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, where such transaction is considered debt for borrowed money for tax purposes but is classified as an operating lease in accordance with GAAP.

“Thirteenth Supplemental Indenture” has the meaning assigned to that term in the introductory paragraph hereof.

“Total Secured Amount” shall have the meaning assigned to that term in Section 6.10(a) hereof.

“Transmission Documents” shall have the meaning assigned to such term in the Purchase Agreement.

“Transmission System” means the transmission lines and towers; substations; switching stations and substations; circuit breakers; and all such other necessary facilities used for providing transmission service; in each case, owned by the Company.

(c)             Division. For all purposes under this Agreement in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), (a) if any obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.

ARTICLE Two

TITLE, FORM AND TERMS AND CONDITIONS OF THE BONDS

Section 2.01. The Bonds.

(a)             The Securities of the series to be issued under the Mortgage Indenture pursuant to this Thirteenth Supplemental Indenture shall be designated as “4.88% First Mortgage Bonds, Series M due 2035” (the “Series M Bonds”) and “5.25% First Mortgage Bonds, Series N due 2043” (the “Series N Bonds” and together with the Series M Bonds, the “Bonds”) and shall be Securities issued under the Mortgage Indenture.

(b)             The Trustee shall authenticate and deliver the Bonds for original issue on the Closing Date in the aggregate principal amount of $125,000,000 for the Series M Bonds and $125,000,000 for the Series N Bonds, upon a Company Order for the authentication and delivery thereof pursuant to Section 4.01 of the Mortgage Indenture.

(c)             Interest on the Bonds shall be payable to the Persons in whose names such Bonds are registered at the close of business on the Regular Record Date for such interest (as specified in Section 2.01(e) below), except as otherwise expressly provided in the form of such Bonds attached hereto as Exhibit C.

(d)             The Series M Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on December 10, 2035.

(e)             The Series N Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on December 10, 2043.

(f)             The Series M Bonds shall bear interest at the rate of 4.88% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 6.88% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. Interest shall accrue on the Series M Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series M Bonds shall be June 10 and December 10 in each year, commencing June 10, 2025, and the Regular Record Dates with respect to the Interest Payment Dates for the Series M Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(g)             The Series N Bonds shall bear interest at the rate of 5.25% per annum; provided that, to the extent permitted by law, any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount shall bear interest at a rate per annum from time to time equal to the greater of (x) 7.25% and (y) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. Interest shall accrue on the Series N Bonds from the Closing Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Series N Bonds shall be June 10 and December 10 in each year, commencing June 10, 2025, and the Regular Record Dates with respect to the Interest Payment Dates for the Series N Bonds shall be the 15th calendar day preceding each Interest Payment Date (whether or not a Business Day); provided, however that interest payable at Maturity will be payable to the Bondholder to whom principal is payable.

(h)             Subject to Section 2.02 hereof, the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, shall be the place at which the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be payable. The office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, shall be the place at which registration of transfer of the Bonds may be effected; and The Bank of New York Mellon Trust Company, N.A. shall be the Security Registrar and the Paying Agent for the Bonds; provided, however, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Novi, Michigan as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for the Bonds.

(i)              The Bonds shall be issuable in registered form in denominations of at least $250,000 or any integral multiple thereof.

(j)              All payments of the principal of and Make-Whole Amount, if any, and interest on the Bonds shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

(k)             The Bonds shall not be defeasible pursuant to Sections 9.04(b) or (c) of the Indenture and such Sections of the Indenture shall not apply to the Bonds.

(l)             The Bonds shall have such other terms and provisions as are provided in the form thereof attached hereto as Exhibit C, and shall be issued in substantially such form.

Section 2.02. Payment on the Bonds.

(a)             Subject to Section 2.02(b) hereof, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Bonds shall be made at the Place of Payment designated in Section 2.01(f) hereof or such place as the Company may at any time, by notice, specify to each Bondholder, so long as such Place of Payment shall be either the principal office of the Company or the principal office of a bank or trust company in New York, New York.

(b)             So long as any Initial Bondholder or its nominee shall be a Bondholder, and notwithstanding anything contained in the Indenture, Section 2.02(a) hereof or in such Bond to the contrary, the Company will pay all sums becoming due on such Bond for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Initial Bondholder’s name in Schedule A to the Purchase Agreement, or by such other method or at such other address as such Initial Bondholder shall have from time to time specified to the Company and the Trustee in writing for such purpose in accordance with the Purchase Agreement, without the presentation or surrender of such Bond or the making of any notation thereon, except that concurrently with or reasonably promptly after payment or redemption in full of any Bond, such Initial Bondholder shall surrender such Bond for cancellation to the Company at its principal office or at the Place of Payment most recently designated by the Company pursuant to Section 2.02(a) hereof. Prior to any sale or other disposition of any Bond held by such Initial Bondholder or its nominee such Initial Bondholder will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Bond to the Company in exchange for a new Bond or Bonds pursuant to Section 3.05 of the Indenture; provided, that a transfer by endorsement shall not constitute a registration of transfer for purposes of the Indenture and the Trustee and any agent of the Trustee shall be entitled to the protections of Section 3.08 of the Indenture with respect to any Bond, the transfer of which has not been so registered. The Company will afford the benefits of this Section 2.02(b) to any Institutional Investor that is the direct or indirect transferee of any Bond purchased by such Initial Bondholder under the Indenture. The Company agrees and acknowledges that the Trustee shall not be liable for any Bondholder’s failure to perform its obligations under this Section 2.02(b). Each Initial Bondholder and any such Institutional Investor by its purchase of its Bond agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with such Bondholder’s or Institutional Investor’s failure to comply with the provisions of this Section 2.02(b), including the costs and expenses of defending itself against any claim or liability in connection therewith, such indemnity to survive the payment of such Bonds and the resignation or removal of the Trustee.

(c)             Notwithstanding anything to the contrary in Section 1.18 of the Mortgage Indenture, if the Stated Maturity or any Redemption Date of the Bonds shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Mortgage Indenture or this Thirteenth Supplemental Indenture) payment of interest on or principal (and premium, if any) of the Bonds due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the outstanding principal amount of the Bonds due at the Stated Maturity or on any Redemption Date thereof at the rate set forth in the Bonds until the date of actual payment.

Section 2.03. Mandatory Redemption of the Bonds.

Pursuant to Section 5.01 of the Mortgage Indenture, in the event that any one or more Dispositions during any consecutive 12-month period yield Net Proceeds in excess of 10% of the Fair Value of the Mortgaged Property as of the last day of the fiscal quarter of the Company most recently ended, in the aggregate, the Net Proceeds of such Disposition or Dispositions shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date which is no more than nine months following a Disposition that, when aggregated with any other Dispositions, requires compliance with this Section 2.03 unless (x) during the nine-month period immediately preceding the date of such Disposition, the Company Invested in any Rate Base Assets in which case an amount of such Net Proceeds equal to the excess, if any, of (A) the total aggregate amount of all such Investments made during such preceding nine-month period (excluding, however, the amount of any Investments made pursuant to clause (b) of the definition of “Investment” that were not expended for Rate Base Assets during such nine-month period) over (B) the aggregate amount of Debt incurred by the Company (which, with respect to any Debt incurred under any permitted credit facility of a revolving nature, shall be calculated on a net basis after taking into account any borrowings, prepayments, repayments, reborrowings or other extensions of credit made by or in favor of the Company thereunder), in each case, during such preceding nine-month period, need not be applied to such redemption or prepayment, as the case may be, or (y) during the nine-month period following the date of such Disposition, the Company shall Invest in Rate Base Assets, in which case an amount of such Net Proceeds so Invested during such following nine-month period need not be applied to such redemption or prepayment, as the case may be; provided, however, that in the event that any such amounts referred to in this clause (y) Invested pursuant to clause (b) of the definition of “Investment” are not expended for Rate Base Assets within a period of six months from the end of such following nine-month period, any such amounts not so expended shall be used for the mandatory redemption of the Bonds, and/or the redemption or prepayment of other Senior Secured Debt in accordance with its terms, on a date not later than the last day of such six month period. Any redemption of the Bonds pursuant to this Section 2.03 shall be made (i) at a Redemption Price equal to the principal amount of the Bonds being redeemed and shall be accompanied by payment of accrued and unpaid interest on the principal amount of the Bonds so redeemed to the redemption date and a Make-Whole Amount and (ii) in accordance with the procedures for optional redemption set forth in Section 2.04(c) hereof. Notwithstanding anything to the contrary in this Section 2.03, any amounts utilized pursuant to clauses (x) or (y) above to reduce the amount of Net Proceeds required to be applied to redemption of the Bonds and/or redemption or prepayment of other Senior Secured Debt in accordance with its terms may be utilized no more than once with respect to the Net Proceeds of any one or more Dispositions occurring in any consecutive twelve month period.

Section 2.04. Optional Redemption.

(a)             Pursuant to Section 5.01 of the Mortgage Indenture, the Bonds may be redeemed at the option of Company, in whole or in part, at any time or from time to time at a Redemption Price equal to the principal amount of such Bonds plus the Make-Whole Amount plus accrued and unpaid interest thereon to the redemption date; provided, however, that if the Bonds are redeemed in part, the Bonds shall not be redeemed in an amount less than $5,000,000 of the aggregate principal amount of the Bonds then Outstanding.

(b)             Pursuant to Section 5.01 of the Mortgage Indenture, the Series M Bonds may be redeemed at the option of the Company, in whole, on or after September 10, 2035, at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date, and the Series N Bonds may be redeemed at the option of the Company, in whole, on or after June 10, 2043, at a redemption price equal to the principal amount of such Bonds plus accrued and unpaid interest thereon to the redemption date.

(c)             Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, the redemption of the Bonds shall take place in accordance with the procedures and requirements set forth in this Section 2.04(c), without prejudice to the requirements of Section 5.02 of the Mortgage Indenture (which shall for purposes of this Thirteenth Supplemental Indenture also be applicable to a redemption under Section 2.03 hereof) and Sections 5.05 and 5.06 of the Mortgage Indenture. The Company (or the Security Registrar, if so requested pursuant to Section 5.04 of the Mortgage Indenture) shall give each Bondholder written notice of each optional redemption under this Section 2.04, or a mandatory redemption under Section 2.03 hereof, as the case may be, not less than ten (10) days and not more than sixty (60) days prior to the date fixed for such redemption. Each such notice shall specify such date, the aggregate principal amount of the Bonds to be redeemed on such date, the principal amount of each Bond held by such Bondholder to be redeemed (determined in accordance with Section 2.04(d) hereof) and the interest to be paid on the redemption date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if applicable, due in connection with such redemption (calculated as if the date of such notice were the date of the redemption), setting forth the details of such computation. Two (2) Business Days prior to such redemption, the Company shall deliver to each Bondholder and the Trustee a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if applicable, as of the specified redemption date. The Trustee shall have no responsibility for such calculation. Each notice of redemption shall be irrevocable and unconditional and the principal amount of each Bond to be redeemed shall mature and become due and payable on the date fixed for such redemption (which shall be a Business Day), together with interest on such principal amount accrued to such date and the Make-Whole Amount (if applicable). From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Bond redeemed in full shall be surrendered (as contemplated by Section 2.02(b) hereof) to the Company and cancelled and shall not be reissued, and no Bond shall be issued in lieu of any redeemed principal amount of any Bond.

(d)             Notwithstanding anything to the contrary in Article V of the Mortgage Indenture, in the case of each partial redemption of the Bonds pursuant to Section 2.04(c) hereof, the Company shall redeem the same percentage of the unpaid principal amount of each of the Bonds, and the principal amount of each of the Bonds to be so redeemed shall be allocated by the Trustee among all of the Bonds at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of each of the Bonds not theretofor called for redemption. Bonds selected to be redeemed will be redeemed in amounts of $250,000 and any integral multiple thereof and no Bonds of $250,000 or less can be redeemed in part.

Section 2.05. Purchase of Bonds.

Except as may be agreed to by a Bondholder or Bondholders in connection with an offer made to all Bondholders on the same terms and conditions, the Company shall not and shall not permit any Affiliate to purchase, redeem or otherwise acquire, directly or indirectly, any of the Outstanding Bonds except upon the payment or redemption of the Bonds in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel all Bonds acquired by it or any Affiliate pursuant to any payment, redemption or purchase of Bonds pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for any such Bonds.

Section 2.06. Payment upon Event of Default.

Upon any Bonds becoming due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, such Bonds will forthwith mature and the entire unpaid principal amount of such Bonds, plus (x) all accrued and unpaid interest thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments) and (y) the Make-Whole Amount determined in respect of such principal amount shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges that each Bondholder has the right to maintain its investment in the Bonds free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Bonds have become due and payable under Section 10.02 of the Indenture, whether automatically or by declaration, as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 2.07. Transfers.

In registering the transfer of any Bond in accordance with Section 3.05 of the Mortgage Indenture, the Security Registrar and the Trustee shall have no responsibility to monitor securities law compliance in connection with any such transfer.

ARTICLE Three

ADDITIONAL COVENANTS

Section 3.01. Affirmative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following additional affirmative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)             Use of Proceeds. The Company will use the net proceeds from the sale of the Bonds to repay $75,000,000 aggregate principal amount of 4.60% First Mortgage Bonds, Series D due 2024, to repay the Company’s existing indebtedness under its Revolving Credit Agreement, to partially fund capital expenditures and for general corporate purposes.

(b)             Compliance with Laws and Regulations. The Company shall comply with all Laws (including Environmental Laws) to which its Property or assets may be subject, except where failure to comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. In addition, the Company shall immediately pay or cause to be paid when due all costs and expenses incurred in such compliance, except to the extent that the same is being contested in good faith by the Company through appropriate means under circumstances where none of the Mortgaged Property or the Liens thereon will be endangered.

(c)             Real Estate Filings. To the extent that any filing required to perfect any security interest in real property or fixtures constituting Mortgaged Property is not made on or prior to the Closing Date, the Company shall undertake to present all such documents for filing with the appropriate registers of deeds as soon as practicable after the Closing Date, but in no event shall any such presentation for filing take place more than five (5) Business Days after the Closing Date; provided that the Company shall confirm by an Officer’s Certificate delivered to the Trustee within six (6) weeks after the Closing Date that each such document has been recorded with the applicable registers of deeds and the security interests created or purported to be created in real property or fixtures by such documents have been fully perfected by recording in the land records.

(d)             Delivery of Opinions of Counsel. The Company shall deliver, or cause to be delivered, to the Trustee the opinions of counsel required pursuant to Section 4.4(a) of the Purchase Agreement.

Section 3.02. Negative Covenants of the Company.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Article VI of the Mortgage Indenture is hereby supplemented by incorporating therein the following negative covenants which the Company shall observe solely for the benefit of the Bondholders for so long as any Bond is Outstanding:

(a)             Limitation on Lines of Business. As of the Closing Date, the Company is in the business of owning electric transmission facilities and providing electric transmission service over such facilities. From the Closing Date onward, the Company shall not engage in any business, if as a result, the general nature of the business engaged in by the Company taken as a whole would be substantially changed from the general nature of the business the Company is engaged in on the Closing Date.

(b)             Amendments to Exhibit B Hereto. The Company shall not make any amendments or changes to the subordination terms and conditions set forth in Exhibit B hereto that adversely affect the Bondholders without the prior consent of the Bondholders of all the Outstanding Bonds.

ARTICLE Four

ADDITIONAL EVENTS OF DEFAULT; REMEDIES

Section 4.01. Events of Default.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.01 of the Mortgage Indenture shall be supplemented to include as “Events of Default” thereunder the occurrence of any of the following events (each such event, together with those “Events of Default” in Section 10.01 of the Mortgage Indenture, an “Event of Default”):

(a)             Material Covenants. The Company shall fail to perform or observe any covenant set forth in Section 3.02 hereof or its obligation to provide notice to the Bondholders under Section 7.1(b) of the Purchase Agreement and such failure is not cured within thirty (30) days after earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(b)             Other Covenants. The Company shall fail to perform or observe any of its obligations or covenants (other than a failure to comply with the events that constitute an Event of Default under Section 4.01(a) hereof or under Section 10.01(a), Section 10.01(b) or Section 10.01(d) of the Mortgage Indenture) contained in any of the Financing Agreements, including Section 7 of the Purchase Agreement (or in any modification or supplement thereto), and such failure is not cured within sixty (60) days (or ninety (90) days with respect to the covenant contained in Section 12.04 of the Mortgage Indenture) after the earlier to occur of (i) a Responsible Officer of the Company obtaining actual knowledge of such failure and (ii) the Company receiving written notice of such failure from the Trustee or any Bondholder in accordance with the terms of the Mortgage Indenture or the Purchase Agreement;

(c)             Representations. Any representation, warranty or certification by the Company in any of the Financing Agreements or in any certificate furnished to the Trustee or any Bondholder pursuant to the provisions of this Thirteenth Supplemental Indenture or any other Financing Agreement shall prove to have been false in any Material respect as of the time made or furnished, as the case may be;

(d)             Debt.

 (i)             The Company shall be in default in the payment of any principal, premium, including any make-whole amount, if any, or interest on any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more beyond the expiration of any applicable grace or cure period relating thereto;

 (ii)            The Company shall be in default in the performance or compliance with any term (other than those referred to in Section 4.01(d)(i) hereof) of any agreement or instrument evidencing any Debt (other than Subordinated Debt) in the aggregate principal amount of $30,000,000 or more or any other document relating thereto or any condition exists and, as a consequence, such Debt has become or has been declared (or the holder or beneficiary of such Debt or a trustee or agent on behalf of such holder or beneficiary is entitled to declare such Debt to be) due and payable before its stated maturity or before its regularly scheduled dates of payment; or

 (iii)           As a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), other than as provided in Section 2.03 or Section 2.04 hereof or Section 5.01 of the Mortgage Indenture, (x) the Company shall have become obligated to purchase or repay any Debt before its regularly scheduled maturity date in the aggregate principal amount of $30,000,000 or more or (y) one or more Persons have the right to require such Debt to be purchased or repaid;

(e)             Judgments. Any judgment or judgments for the payment of money in excess of $30,000,000 (or its equivalent in any other currency) in the aggregate by the Company, which is, or are, not covered by insurance, shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Company and the same shall not be discharged (or provision shall not be made for such discharge), bonded or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

(f)             Change in Ownership. A Change in Ownership shall occur.

Section 4.02. Acceleration of Maturity; Rescission and Annulment.

For purposes of the Bonds, pursuant to Section 3.01(u) of the Mortgage Indenture, Section 10.02 of the Mortgage Indenture shall be supplemented as follows:

(a)             Acceleration of Maturity. In addition to the provisions set forth in Section 10.02 of the Mortgage Indenture, if an Event of Default arising from the failure to pay principal of, or interest on, or any Make-Whole Amount relating to the Bonds shall have occurred and be continuing, then in every such case each Holder may declare the principal amount of the Bonds held by it to be due and payable immediately, by a notice in writing to the Company and to the Trustee, and upon receipt by the Company or the Trustee of such notice of such declaration, such principal amount, together with Make-Whole Amount and accrued interest, if any, thereon (including, without limitation, interest accrued thereon at the applicable rate for overdue payments), shall become immediately due and payable.

ARTICLE Five

amendments to the PROVISIONS

Solely for the purposes of the Bonds, the Mortgage Indenture shall be amended as follows:

(a)             Clause (d) of the definition of “Excepted Property” in the preamble of the Mortgage Indenture is hereby amended by deleting the phrase “for the purpose of sale or lease.”

(b)             The definition of “Authorized Officer” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “any two such Authorized Officers” with the phrase “any such Authorized Officer.”

(c)             The definition of “Company Order” or “Company Request” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “two Authorized Officers” with the phrase “an Authorized Officer.”

(d)             Clauses (b), (c), (d), (f) and (g) of the definition of “Investment Securities” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “rated by a nationally recognized rating organization in either of the two (2) highest rating categories (without regard to modifiers) for short-term securities or in any of the three (3) highest rating categories (without regard to modifiers) for long-term securities” with the phrase “rated investment grade by a nationally recognized rating organization.”

(e)             Clause (c) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by replacing the phrase “Ten Million Dollars ($10,000,000)” with the phrase “Fifty Million Dollars ($50,000,000)” and by replacing the phrase “three percentum (3%)” with the phrase “ten percentum (10%),” and clause (q) of the definition of “Permitted Liens” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting the phrase “, provided that Purchase Money Liens, if any, with respect to the electric transmission assets of IP&L acquired by the Company in the Acquisition shall not be Permitted Liens.”

(f)             The definition of “Person” in Section 1.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “‘Person’ means any individual, corporation, limited liability company, partnership, limited liability partnership, association, company, joint stock company, joint venture, trust or unincorporated organization or any Governmental Authority.”

(g)            Section 1.08 of the Mortgage Indenture is hereby amended by replacing the phrase “Attention: Daniel J. Oginsky, Esq.” with the phrase “General Counsel.” In addition, the following paragraph shall be added to the end of Section 1.08:

“The Trustee shall have the right to accept and act upon instructions (“Instructions”), including fund transfer instructions given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers and other Company personnel with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing or promptly upon reasonable request of the Trustee. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its reasonable discretion elects to act upon such Instructions, the Trustee’s reasonable understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee shall be entitled to presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall establish reasonable procedures to ensure that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of the Electronic Means it selects to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. For purposes of this Section 1.08, “Electronic Means” shall mean the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.”

(h)            Section 1.13 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “In case any provision, or any portion of any provision, in this Indenture or the Securities shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining potion or provisions shall not in any way be affected or impaired thereby.”

(i)              Section 1.17 of the Mortgage Indenture is hereby amended by replacing the phrase “Each of the Company and the Trustee hereby” with the phrase “Each of the Company, the Holders and the Trustee hereby.”

(j)              Section 3.01(t) of the Mortgage Indenture is hereby amended by replacing the phrase “Section 1.16” with the phrase “Section 1.18”.

(k)             Section 3.07 of the Mortgage Indenture is hereby amended to add the following subsection:

“(c)           Notwithstanding anything to the contrary contained in this Mortgage Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder. The Company, the Trustee and the Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and the Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.”

(l)              Section 6.01(b) of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “At the date of the execution and delivery of this Indenture, as originally executed and delivered, the Company covenants and agrees that it shall be lawfully possessed of the Mortgaged Property except for any legal defects or other failures to lawfully possess Mortgaged Property that do not in the aggregate materially impair the use by the Company of the Mortgaged Property considered as a whole for the purposes for which it is held by the Company.”

(m)            Section 6.04 of the Mortgage Indenture is hereby amended by: (i) replacing the phrase “existence as a corporation” with the phrase “existence as a limited liability company”; (ii) deleting the words “incorporated or”; and (iii) replacing the phrase “and (ii) obtain” with the phrase “and (ii) use its reasonable best efforts to obtain.”

(n)            Sections 6.07(b)(iii) and 6.07(c)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “seventy percentum (70%)” with the phrase “sixty six and two-thirds percentum (66 2/3%).”

(o)             Section 6.09 of the Mortgage Indenture is hereby amended by replacing the phrase “or as may be requested by the Trustee” with the phrase “or as may be requested by the Trustee; provided that the Company shall not be required to record this Indenture or any supplemental indentures in any new jurisdiction in which it acquires property until it next issues Securities hereunder.”

(p)             Section 9.04(d)(i) of the Mortgage Indenture is hereby amended by replacing the phrase “on the respective Stated Maturities” with the phrase “on the respective Stated Maturities or Redemption Date.”

(q)             Sections 9.04(d)(ii) and 9.04(d)(iii) of the Mortgage Indenture are hereby amended by replacing the phrase “an Opinion of Counsel” with the phrase “an Opinion of Counsel, subject to the customary assumptions and exceptions” and the phrase “not recognize gain or loss” with the phrase “not recognize income, gain or loss.”

(r)             Section 11.03 of the Mortgage Indenture is hereby amended to add the following subsection:

“(o)          The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under the Mortgage Indenture (as amended or supplemented) arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.”

(s)             Section 12.04(a) of the Mortgage Indenture is hereby amended by replacing the phrase “90 day” with the phrase “105 days.”

(t)             Section 12.04(b) of the Mortgage Indenture is hereby amended by replacing the phrase “45 days” with the phrase “60 days.”

(u)            Section 13.01 of the Mortgage Indenture is hereby amended by replacing the phrase “the Company shall not consolidate with or merge into any other corporation” with the phrase “the Company shall not consolidate with or merge into any other Person.”

(v)             The first paragraph of Section 13.01(b) of the Mortgage Indenture is hereby amended by deleting such paragraph in its entirety and substituting in lieu thereof the following: “the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or other transfer, or which leases, the Mortgaged Property as or substantially as an entirety shall be a Person organized and existing under the laws of the United States, any State or Territory thereof or the District of Columbia (such Person being hereinafter sometimes called the “Successor Person”) and shall execute and deliver to the Trustee an indenture supplemental hereto, in form recordable and reasonably satisfactory to the Trustee, which:”

(w)            Sections 1.01, 1.03, 13.01(b)(i), 13.01(b)(ii), 13.02 and 13.03 of the Mortgage Indenture are hereby amended by replacing the term “successor corporation” or “Successor Corporation,” as the case may be, with the term “Successor Person.”

(x)             Section 16.01 of the Mortgage Indenture is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following: “No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under this Indenture, against any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future, of the Company, its direct or indirect owners or of any predecessor or successor Person (either directly or through the Company or a predecessor or successor Person), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities are solely obligations of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, past, present or future, of the Company or its direct or indirect owners or of any predecessor or successor Person, either directly or indirectly through the Company or its direct or indirect owners or any predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or to be implied herefrom or therefrom; and such personal liability, if any, is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution and delivery of this Indenture, as originally executed and delivered, and the issuance of the Securities.”

(y)             The following Section 1.20 shall be added to the Mortgage Indenture:

SECTION 1.20. OFAC.

(a)             The Company covenants and represents that neither it, any of its subsidiaries, directors or officers nor, to its knowledge, any of its affiliates, are the target or subject of any sanctions enforced by the US Government, (including, the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other applicable sanctions authority (collectively “Sanctions”).

(b)             The Company covenants and represents that neither it, any of its subsidiaries, directors or officers nor, to its knowledge, any of its affiliates, will use any part of the proceeds received in connection with the Indenture or any other of the transaction documents (i) to fund or facilitate any activities of or business with any person who, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions (currently Cuba, Iran, North Korea, Syria, Crimea, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic regions of Ukraine), or (iii) in any other manner that will result in a violation of Sanctions by any person that is a party to this Indenture or the transaction documents.

ARTICLE Six

MISCELLANEOUS PROVISIONS

Section 6.01. Execution of Thirteenth Supplemental Indenture.

Except as expressly amended and supplemented hereby, the Mortgage Indenture shall continue in full force and effect in accordance with the provisions thereof and the Mortgage Indenture is in all respects hereby ratified and confirmed. This Thirteenth Supplemental Indenture and all of its provisions shall be deemed a part of the Mortgage Indenture in the manner and to the extent herein and therein provided. The Bonds executed, authenticated and delivered under this Thirteenth Supplemental Indenture constitute two series of Securities and shall not be considered to be a part of a series of securities executed, authenticated and delivered under any other supplemental indenture entered into pursuant to the Mortgage Indenture.

Section 6.02. Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 6.03. Successors and Assigns.

All covenants and agreements in this Thirteenth Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 6.04. Severability Clause.

In case any provision in this Thirteenth Supplemental Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.05. Benefit of Thirteenth Supplemental Indenture.

Except as otherwise provided in the Mortgage Indenture, nothing in this Thirteenth Supplemental Indenture or in the Bonds, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Thirteenth Supplemental Indenture.

Section 6.06. Execution and Counterparts; Electronic Contracting.

This Thirteenth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Any such counterpart, as recorded or filed in any jurisdiction, may omit such portions of Exhibit A hereto as shall not describe or refer to properties located in such jurisdiction. The parties agree to electronic contracting and signatures with respect to this Thirteenth Supplemental Indenture and the documents related hereto (other than the Bonds). Delivery of an electronic signature to, or a signed copy of, this Thirteenth Supplemental Indenture and such other documents (other than the Bonds) by email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” “delivery” and words of like import in or related to this Thirteenth Supplemental Indenture or any document to be signed in connection with this Thirteenth Supplemental Indenture (other than the Bonds) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 6.07. Conflict with Mortgage Indenture.

If any provision hereof limits, qualifies or conflicts with another provision of the Mortgage Indenture, such provision of this Thirteenth Supplemental Indenture shall control, insofar as the rights between the Company and the Bondholders are concerned.

Section 6.08. Recitals.

The recitals and statements contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness and makes no representations as to the validity or sufficiency of this Thirteenth Supplemental Indenture.

Section 6.09. Governing Law.

This Thirteenth Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Thirteenth Supplemental Indenture shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Thirteenth Supplemental Indenture shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Thirteenth Supplemental Indenture shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Section 6.10. Future Advances Secured.

(a)             Illinois Provisions. The Company acknowledges and agrees and intends that all advances made to it pursuant to issuances hereunder of the Securities, including all future issuances and advances related thereto whenever hereafter made, in an amount up to $250,000,000, together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture for a combined total principal amount of $1,665,000,000 plus interest thereon, and all fees, expenses and indemnities owing in respect of the Securities and the Financing Agreements, and all disbursements made by or on behalf of the Trustee for payment of taxes, levies, insurance or maintenance on the Mortgaged Property, with interest on such disbursements (the sum of all such Outstanding Securities, interest, fees, expenses, indemnities and disbursements is referred to as the “Total Secured Amount”), shall be a lien in the Total Secured Amount from the time this Thirteenth Supplemental Indenture is recorded, as provided in 765 ILCS 5/39, et seq. for all amounts advanced or applied prior to the date hereof and within the period of eighteen (18) months after the date of recordation of this Thirteenth Supplemental Indenture. Except as amended hereby (in this Thirteenth Supplemental Indenture), the Mortgage Indenture, as previously amended, is hereby restated, adopted, ratified and confirmed.

(b)             Minnesota Provisions. Subject to the provision of the Mortgage Indenture which provides that notwithstanding anything to the contrary contained in the Mortgage Indenture enforcement of the Mortgage Indenture in Minnesota is limited to a debt amount of $28,637,188 under Chapter 287 of Minnesota Statutes, this Thirteenth Supplemental Indenture secures credit in the amount of TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture for a total combined amount advanced of ONE BILLION SIX HUNDRED SIXTY FIVE MILLION DOLLARS ($1,665,000,000). Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

(c)             Missouri Provisions. This Thirteenth Supplemental Indenture secures present credit in the amount of TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) together with the amount of all prior advances pursuant to Securities issuances heretofore made pursuant to the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, for a total combined amount advanced of ONE BILLION SIX HUNDRED SIXTY FIVE MILLION ($1,665,000,000) together with future advances and obligations in an amount not to exceed ONE BILLION SIX HUNDRED SIXTY FIVE MILLION DOLLARS ($1,665,000,000) for purposes of collateral located in the State of Missouri only. The future advances and future obligations secured hereby may be evidenced not only by the Securities herein described, but also such other notes, guarantees and other documents executed and delivered by the Company to the Trustee or Bondholders subsequent to the date hereof provided that, on the face or within the body thereof, such notes, guarantees or other documents state that they are secured by this Mortgage Indenture. Loans and advances up to this amount, together with interest, are senior to indebtedness to other creditors under subsequently recorded or filed mortgages and liens.

Section 6.11. Interpretation of Financial Covenants.

For purposes of determining compliance with the financial covenants set out in the Indenture, any election by the Company to measure an item of Debt using fair value (as permitted by Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards No. 159) or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) shall be disregarded and such determination shall be made by valuing Debt at 100% of the outstanding principal amount thereof (except to the extent such Debt was issued at a discount or premium in which case the value of such Debt shall be valued at 100% of the outstanding principal amount thereof, less any unamortized discount or plus any unamortized premium, as the case may be). All terms of an accounting or financial nature used herein or in the Indenture shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar effect or result) (and related interpretations) (collectively, “ASC 842”) to the extent the effect of which would be to cause leases which would be treated as operating leases under GAAP immediately prior to the effectiveness of ASC 842 to be recorded as a liability/debt on the Company’s statement of financial position under GAAP.

Section 6.12. Wisconsin State Specific Provisions.

To the extent that the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, any portion of the Mortgaged Property that is located in the State of Wisconsin is governed by the Wisconsin real estate foreclosure statute (Chapter 846, Wisconsin Statutes) (as may be amended from time to time, the “Act”), it is the intention of the parties hereto that the Trustee, for itself and for the benefit of the Holders, shall have the right to foreclose the Lien of the Indenture and/or exercise any right, power or remedy provided in the Indenture, or otherwise in accordance with the Act with respect to any Mortgaged Property located in the State of Wisconsin. If any provision in the Indenture shall be inconsistent with any provision of the Act, provisions of the Act shall take precedence over the provisions of the Indenture as it relates to any portion of the Mortgaged Property located within the State of Wisconsin, but shall not invalidate or render unenforceable any other provision of the Indenture relating to the Mortgaged Property located in the State of Wisconsin that can be construed in a manner consistent with the Act. If any provision of the Indenture shall grant to the Trustee any powers, rights or remedies which are more limited than the powers, rights or remedies that would otherwise be vested in the Trustee under the Act in the absence of said provision, the Trustee shall be vested with the powers, rights and remedies granted in the Act to the full extent permitted by law as it relates to the Mortgaged Property located in the State of Wisconsin.

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed as of the day and year first above written.

ITC MIDWEST LLc

By:	ITC Holdings Corp., as Sole Member

By:	/s/ Gretchen L. Holloway

Name:	Gretchen L. Holloway
Title:	Senior Vice President and Chief Financial Officer

Drafted by:

Milbank LLP

55 Hudson Yards

New York, NY 10001

Phone: (212) 530-5000

After Recorded, Return to:

Dykema Gossett PLLC

10 South Wacker Drive, Suite 2300

Chicago, Illinois 60606

Attention: Carol O’Connell

Phone: (312) 627-2303

[Signature Page to Thirteenth Supplemental Indenture]

ACKNOWLEDGMENT

STATE OF MICHIGAN	)
) ss.
COUNTY OF OAKLAND	)

The foregoing instrument was executed before me this 19th day of September 2024, at 10:00 a.m. EST, by Gretchen L. Holloway, Senior Vice President and Chief Financial Officer of ITC Holdings Corp., a corporation organized under the laws of the State of Michigan, the sole member of ITC Midwest LLC, a limited liability company organized under the laws of the State of Michigan, acknowledging that she executed the foregoing instrument in her authorized capacity, and that by her signature on the instrument she, or the entity upon behalf of which she acted, executed the instrument.

/s/ Sandira Stevens

By:	Sandira Stevens, Notary Public
Wayne County, Michigan
My Commission Expires September 16, 2027
Acting in the County of Oakland

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Letha Glover

Name:	Letha Glover
Title:	Vice President

[Signature Page to Thirteenth Supplemental Indenture]

ACKNOWLEDGMENT

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

On the 18th day of September 2024, before me, the undersigned notary public, personally came Letha Glover, Vice President of The Bank of New York Mellon Trust Company, N.A., a national banking association organized under the laws of the United States, and acknowledged to me that she executed the foregoing instrument in her authorized capacity, and that by her signature on the instrument she, or the entity upon behalf of which she acted, executed the instrument.

/s/ April Michelle Bradley

By:	April Michelle Bradley
Notary ID# 133238619
My Commission Expires July 28, 2025

Schedule 1

The recording information for the Mortgage Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture is as follows:

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Adair IA	File 08-0110 in Book 586; Page 304	File 08-0111 in Book 589; Page 223	File 08-1956 Book 612; Page 34	File 08-1957 in Book 612; Page 105	File No. 09/1402, in Book 628, Page 150		Instr. 2011-1465, in Book 661; Page 183	Instr. 2013-0311 in Book 684, Page 148	Inst. # 2015-0179 Book 716 Page 1	Doc. # ES17-0117 BK: 750 PG: 1	Instr. #2018-2020	Instr. # 2020-0463	Instr. # 2022-1138
Allamakee IA	Doc. 2008-148	Doc. 2008-149	Doc. 2008-3187	Doc. 2008-3188	Doc. 2009-3227		Doc. 2011 2980	Doc. 2013 643	Doc. # 2015 570	Doc. # 2017 539	Doc #2018 2258	Doc. # 2020-1226	Doc. # 2022- 2071
Appanoose IA	Book 2008; Page 124	Book 2008; Page 125	Book 2008; Page 2717	Book 2008; Page 2718	Book 2009, Page 2237		Book 2011; Page 2296	Book 2013, Page 671	Book 2015 Page 476	Book 2017 Page 446	Book 2018 Page 2006	Book 2020 Page 900	Book 2022-Page 1905
Audubon IA	Doc. 08-0102	Doc. 08-0103	Doc. 08-1345	Doc. 08-1346	Doc. 09-1338		Doc. 11-1729	Doc. 13-0397	Doc. # 15-0256	Doc. # 17-0296	Doc #18-1179	Doc. # 20-0548	Doc. # 22-0983
Benton IA	Book 8; Page 291	Book 8; Page 292	Book 8; Page 5740	Book 8; Page 5743	Book 9, Page 5588	Box 11, Page 2657	Book 11; Page 4799	Book 13 Page 1167	Book 15 Page 605	Book E17 Page 0432	Book E18 Page 1924	Doc. # 20-2018	Doc. # 22-3523
Black Hawk IA	Doc. 2008 014573	Doc. 2008 014576	Doc. 2009 00011582	Doc. 2009 00011583	File 2010-00011758, Instr. 200900017846		Doc. ID 004660170081; File No. 2012-00011133	Doc. ID 005095100084; File No. 2013-00019514	Doc. # 2015-00014953	Doc. # 201700016094	Doc # 201900005547	Doc. # 202000019654	Doc. # 202300002025

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Boone IA	Book 2008; Page 0262	Book 2008; Page 0263	Book 2008; Page 5535	Book 2008; Page 5536	Book 2009, Page 5455	Doc. 112599	Book 2011; Page 4823	Book 2013, Page 1187	Book 2015 Page 0933	Inst. # 171043	Doc # 2018_1003_184036 Instr. # 184036	Doc. # 2020_0512_202035 Instr. # 202035	Doc. # 2022_0805__223414 Instr. # 223414
Bremer IA	Doc. 20080230	Doc. 20080231	Doc. 20085661	Doc. 20085662	Doc. 20095624		Doc. 20114759	Doc. 20131312	Doc. # 20151060	Doc. # 20170899	Doc #20183733	Doc. # 20201643	Instr. # 20222951
Buchanan IA	Doc. 2008R00212	Doc. 2008R00213	Doc. 2008R04324	Doc. 2008R04325	Instrument #2009R03990	Instrument #2011R02065	Instrument #2011R03717	Instrument #2013R00924	Instr. # 2015R00743	Doc. # 2017R00865	Doc #2018R02756	Doc. # 2020R01518	Doc. # 2022R02631
Buena Vista IA	Doc. 080166	Doc. 080167	Doc. 083608	Doc. 083609	Book 093848		Book 113483	Fee Book 130858	Fee Book 150609	Inst. # 170591	Inst. #182571	Instr. # 201163	Instr. # 222196
Butler IA	Inst. 2008-0307	Inst. 2008-0308	Inst. 2008-5268	Inst. 2008-5269	Instrument No. 2009-4808		Instr. 2011-4271	Doc. 2013-1200	Instr. # 2015-0685	Doc. # 2017-0707	Doc #2018-2331	Doc. # 2020-1206	Doc. # 2022-2261
Cass IA	Book 2008; Page 115	Book 2008; Page 116	Book 2008; Page 2833	Book 2008; Page 2834	Book 2009, Page 2608		Doc. ID 000830740081; Book 2011; Page 2359	Doc ID 000941410084; Book 2013, Page 551	Book 2015 Page 419	BK: 2017 PG: 472	Doc #115242 BK 2018 PG 1794	BK: 2020 PG: 810	Doc. ID: 132534 BK: 2022 PG: 1262
Cedar IA	Doc. 2008-264 in Book 881; Page 1	Doc. 2008-265 in Book 882; Page 1	Doc. 2008-4393 in Book 924; Page 107	Doc. 2008-4394 in Book 924; Page 178	Doc. 2009-4512 in Book 978, Page 1-84		Doc. 2011-4180 in Book 1083; Page 210-290	Doc. 2013 980 in Book 1161; Page 162-245	Book 1259 Page 120-249 Doc. # 2015-724	BK: 1354 PG: 322	BK: 1437 PG: 236	BK: 1520 PG: 302	BK: 1661 PG: 294

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Cerro Gordo IA	Doc. 2008-391	Doc. 2008-392	Doc. 2008-8821	Doc. 2008-8822	Doc. 2009-9707	Doc. 2011-4841	Doc. 2011-8626	Doc. 2013-1970	Doc. # 2015-1550	Doc. # 2017-1416	Doc #2018-5903	Doc. # 2020-2562	Doc. # 2022-4565
Chickasaw IA	Fee Book 2008-0121	Fee Book 2008-0122	Fee Book 2008-2385	Fee Book 2008-2386	Book 2009-2295		Fee Book 2011-2217	Fee Book 2013-0516	Fee Book 2015-0330	Doc. # 2017-0339	Doc #2018-1625	Doc. # 2020-0845	Doc. # 2022-1430
Clarke IA	Doc. 2008-0164 Book 175A; Page 1	Doc. 2008-0165 Book 175B; Page 1	Doc. 2008-2747 Book 104; Page 168	Doc. 2008-2748 Book 104; Page 240	File No. 2009-2305 Book 2009G, Page 768-851	Fee Box 2011-1471	Fee Book 2011-2542	Fee Book 2013-0514	Fee Book 2015-0414	Book E17 Page 85	Doc #2018-1485	File # 2020-0619	File # 2022-1289
Clay IA	Book 2008; Page 190	Book 2008; Page 191	Book 2008; Page 3615	Book 2008; Page 3616	Book 2009, Page 3942		Book 2011; Page 3469	Book 2013; Page 872	Book 2015 Page 744	BK: 2017 PG: 655	BK: 2018 PG: 2583	BK: 2020 PG 1231	BK: 2022 PG 2046
Clayton IA	Doc. 2008R00197	Doc. 2008R00198	Doc. 2008R04287	Doc. 2008R04288	Doc. 2009RO4258		Doc. 2011R04585	Doc. 2013R01207	Doc. # 2015R00754	Doc. # 2017R00853	Doc # 2018R02956	Doc. # 2020R01625	Doc. # 2022R02889
Clinton IA	Doc. 2008-00537	Doc. 2008-00538	Doc. 2008-09202	Doc. 2008-09203	Doc. 2009-10462	Doc. 2011-05291	Doc. 2011-09597	Doc. 2013-02200	Doc. # 2015-01855	Doc. # 2017-01726	Doc #2018-06904	Doc. # 2020-03568	Doc. # 2022-06115
Dallas IA	Book 2008; Page 823	Book 2008; Page 824	Book 2008; Page 16507	Book 2008; Page 16508	Book 2009, Page 19465		Book 2011; Page 17729	Book 2013; Page 5316	Book 2015 Page 3907	Book 2017 Page 4725	Book: 2018 Page: 18790	Book: 2020 Page: 10117	Book: 2022 Page: 17395

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Davis IA	Doc. 2008-0069 in Book 142; Page 001	Doc. 2008-0070 in Book 143; Page 001	Doc. 2008-1804 in Book 150; Page 437	Doc. 2008-1805 in Book 150; Page 508	Doc. 2009-1438, in Book 156, Page 193		Doc. 2011-1595 in Book 168; Page 850	Doc. 2013-0359 in Book 178; Page 872	Book 193 Page 199 Doc. # 2015-0448	Doc. # E17-0066 BK: 207 PG: 199	Doc #E18-0333 BK: 220 PG: 031	Doc. # E20-0144	Instr. # 2022-1045
Decatur IA	Book 2008 Page 0096	Book 2008 Page 0097	Book 2008 Page 1769	Book 2008 Page 1770	Book 2009 Page 1558		Book 2011 Page 1706	Book 2013 Page 0396	Book 2015 Page 0308	BK: 2017 PG: 0279	BK: 2018 PG: 1201	Doc. # 2020-0502	Doc. # 2022-1267
Delaware IA	Book 2008 Page 203	Book 2008 Page 204	Book 2008 Page 3805	Book 2008 Page 3806	Book 2009 Page 4636	Book 2011 Page 2326	Book 2011 Page 4047	Book 2013 Page 1035	Book 2015 Page 664	Book 2017 Page 780	Book: 2018 Page: 2794	Book: 2020 Page: 1430	Book: 2022 Page: 2340
Des Moines IA	Doc. 2008-000259	Doc. 2008-000260	Doc. 2008-006411	Doc. 2008-006412	Doc. 2009-005787		Doc. 2011-005208	Doc. 2013-001273	Inst. # 2015-001221	Doc. # 2017-001261	Doc #2018-004910	Doc. # 2020-002260	Doc. # 2022-004212
Dickinson IA	Inst. 08-00303 Book 358; Page 1	Inst. 08-00304 Book 359; Page 1	Inst. 08-07217 Book 378; Page 81	Inst. 08-07218 Book 378; Page 153	Instr. No. 09-07844 Book 405, Page 745		Instr. No. 11-6501 Book 448; Page 259	Instr. No. 13-01462 Book 482, Page 269	Inst. # 15-01270	Doc. # 17-01272	Doc #18-05373	Doc. No. 20-02409	Instr. # 22-04463
Dubuque IA	Doc. 005881650969 File 2008-00000799	Doc. 005881660839 File 2008-00000800	Doc. 006251360071 File 2008-00017283	Doc. 006251370027 File 2008-00017284	File 2009-00022604, Doc ID: 006630620084	File 2011-00010285, Doc ID: 007105460102	File 2011-00019263; Doc. 007236560081	File 2013-00005054; Doc ID 007648000084	Doc. # 2015-00003219	Doc. # 201700003013	Doc #201800011597	Doc. # 202000006063	Doc. # 202200009864
Emmet IA	Doc. 2008-00133	Doc. 2008-00134	Doc. 2008-02245	Doc. 2008-02246	Book 2009-02052		Fee Book 2011-01763	Fee Book 2013-00391	Fee Book 2015-00264	Doc. # 2017-11583	Doc #2018-12315	Doc. # 2020-00488	Doc. # 2022-01142

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Fayette IA	Book 2008 Page 192	Book 2008 Page 193	Book 2008 Page 3833	Book 2008 Page 3834	Book 2009 Page 3700		Book 2011 Page 3503	Book 2013 Page 965	Book 2015 Page 661	Book 2017 Page 631	Book: 2018 Page: 2777	Book 2020 Page 1392	Book 2022 Page 2483
Floyd IA	Book 2008 Page 0173	Book 2008 Page 0174	Book 2008 Page 3135	Book 2008 Page 3136	Book 2009 Page 3358		Book 2011 Page 2868	Book 2013 Page 0802	Book 2015 Page 0595	Book 2017 Page 0497	Book: 2018 Page: 2102	Book 2020 Page 0953	Book 2022 Page 1739
Franklin IA	Inst. 20080199	Inst. 20080200	Inst. 20082936	Inst. 20082937	Inst. 20092288	Inst. 20111230	Doc. 20112331	Inst# 20130748	Inst. # 20150490	Doc. # 20170577	Doc #20181691	Doc. # 20200748	Doc. # 20221545
Greene IA	Doc. 2008-0120 Book 182; Page 1	Doc. 2008-0121 Book 183; Page 1	Doc. 2008-2215 Book 186; Page 50	Doc. 2008-2216 Book 186; Page 121	Instr. 2009-1917 Book 188, Page 832	Instr. 2011-1271, in Book 193, Page 2	Instr. 2011-2160 in Book 2011; Page 2160	Instr. 2013-0440 in Book 198, Page 370	Inst. # 2015-0448 Book 203 Page 458	Doc. # 2017-0572	Doc #2018-1870	Doc. # 2020-0866	Inst. # 2022-1397
Grundy IA	Book 2008; Page 0174	Book 2008; Page 0175	Book 2008; Page 2703	Book 2008; Page 2704	Book 2009, Page 2708		Book 2011; Page 2562	Book 2013; Page 0682	Book 2015 Page 0445	Doc. # 2017-0475	Doc #2018-2082	Doc. # 2020-1042	Doc. # 2022-1803
Guthrie IA	Book 2008; Page 0226	Book 2008; Page 0227	Book 2008; Page 3261	Book 2008; Page 3262	Doc. 3080, in Book 2009		Book 2012; Doc. 0067	Book 2013; Doc. 0777	Fee Book 2015-0555	BK: 2017 PG: 0650	BK: 2018 PG: 2723	Doc. # 2020-1128	Doc. # 2022-2268
Hamilton IA	Doc. 2008-151	Doc. 2008-152	Doc. 2008-3153	Doc. 2008-3154	Doc. 2009-3260	Doc. 2011-1650	Doc. 2011 3012	Doc 2013 735	Doc. # 2015-548	Doc. # 2017 637	Doc #2018 2283	Doc. # 2020 1039	Doc. # 2022 1942
Hancock IA	Inst. 08-0141	Inst. 08-0142	Inst. 08-2693	Inst. 08-2694	Instr. 09-2499		Fee Book 11-2596	Fee Book 13-0559	Inst. # 15-0491	Inst. # 17-0370	Inst. # 18-1900	Inst. # 20-0900	Inst. # 22-1587

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Hardin IA	Doc. 2008-0248	Doc. 2008-0249	Doc. 2008-3898	Doc. 2008-3899	Doc. 2009-3646	Document 2011 1986	Doc. 2011 3589	Doc. 2013 0832	Doc. #2015 0591	YR: 2017 NO: 0651	YR: 2018 NO: 2702	YR: 2020 NO: 1153	YR: 2022 NO: 2262
Henry IA	Book 2008; Page 0160	Book 2008; Page 0161	Book 2008; Page 3507	Book 2008; Page 3508	Book 2009, Page 3283		Book 2011; Page 3111	Book 2013; Page 0783	Book 2015 Page 0585	Book 2017 Page 0615	Book: 2018 Page: 2161	Book: 2020 Page: 1141	Book: 2022 Page: 1954
Howard IA	Doc. 2008-1376 in Book 358; Page 1 and Book 359; Page 501	Doc. 2008-1377 in Book 360; Page 1 and Book 361; Page 501	Doc. 2008-1253 in Book 2008; Page 1253	Doc. 2008-1254 in Book 2008; Page 1254	Doc. 2009-2183, in Book 2009, Page 2183		Doc. 2011 1758, in Book 2011; Page 1758	Doc. 546, in Book 2013; Page 546	Book 2015 Page 409	BK: 2017 PG: 348	BK: 2018 PG: 1497	BK: 2020 PG: 702	BK: 2022 PG: 1259
Iowa IA	Doc. 2008-2278 in Book 840; Page 68	Doc. 2008-2279 in Book 841; Page 1	Doc. 2008-1602 in Book 867; Page 177	Doc. 2008-1603 in Book 867; Page 248	Doc. 2009-2010, in Book 900, Page 313-396		Doc. 3747 in Book 2011; Page 14549-14629.	Doc 973 in Book 2013; Page 4008-4091	Book 2015 Page 2484-2613	Doc. # 748 BK: 2017 PG: 2858	BK: 2018 PG: 11341	BL: 2020 PG: 6400	BK: 2022 PG: 10137
Jackson IA	Book 2008; Page 244	Book 2008; Page 245	Book 2008; Page 4572	Book 2008; Page 4573	Book 2009, Page 4798		Book 2011; Page 4945.	Book 2013, Page 1135	Book 2015 Page 864	Doc. # 17-963 BK: 2017 PG: 963	Book: 2018 Page: 3502	Instr. # 20-1776	Instr. # 22-2947

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Jasper IA	Doc. 001695150969 File 2008-00000315	Doc. 001695160839 File 2008-00000316	Doc. 001766650071 File 2008-00007158	Doc. 001766660027 File 2008-00007159	File 2009-00007455, Doc ID: 001844880084		File 2011-00006958; Doc. 001995920081	File 2013-00001754	File # 2015-00001428	Inst. # 201700001675	Inst. #201800005649	Instr. # 202000002574	Instr. # 202200005269
Jefferson IA	Doc. 2008-0157	Doc. 2008-0158	Doc. 2008-3103	Doc. 2008-3104	Doc. 2009-2869		Doc. 2011-2700	Doc. 2013-06871	2015-0482	Doc. # 2017-0567	Doc #2018-2482	Doc. # 2020-0978	Instr. # 2022-2042
Johnson IA	Doc. 021063550969 in Book 4254; Page 1	Doc. 021063560839 in Book 4255; Page 1	Doc. 021339090071 in Book 4373; Page 416	Doc. 021339100027 in Book 4373; Page 487	Book 4538, Page 166-249, Doc ID: 021703810084	Book 4779, Page 738-839, Doc ID: 022244150101	Doc. ID 022385240081 in Book 4845, Page 616-696	Doc. ID 022871530084 in Book 5066, Page 733-816	Book 5344 Pg. 172-301	Book 5628 Page 1	Book: 5844 Page: 1	BK: 6042 PG: 504	BK: 6412 PG: 834
Jones IA	Fee Book 2008-0178	Fee Book 2008-0179	Doc. 2008-3697	Doc. 2008-3698	Book 2009-4074	Fee Book 2011 1859	Fee Book 2011 3210	Fee Book 2013 0787	# 2015-0709	# 2017-0711	Doc #2018-2747	Doc. # 2020-1327	Doc. # 2022-2325
Keokuk IA	Fee Book 2008-0112	Fee Book 2008-0113	Fee Book 2008-2094	Fee Book 2008-2095	Book 2009-2073		Fee Book 2011 2001	Fee Book 2013-0492	Fee Book 2015-0315	Inst. # E20170076	Inst. #E20180666	Inst. # 2020-0767	Inst. # 2022-1397
Kossuth IA	Doc. 2008-236	Doc. 2008-237	Doc. 2008-4405	Doc. 2008-4406	Doc. 2009-4819		Doc. 2011 4228	Doc. 2013 1234	Book 2015 Page 762	Doc. # 2017 827 Book 2017 Page 827	Doc #2018 2995 Book: 2018 Page: 2995	Book: 2020 Page: 1394	Book: 2022 Page: 2370

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Lee IA	Doc. 08N-171 Doc. 08S-104	Doc. 08N-172 Doc. 08S-105	Doc.08N-4032 Doc. 8S-2900	Doc. 08N-4033 Doc. 08S-2901	Doc. 09N-3738 Doc. 09S-2969		Doc. 11N- 3260 Doc. 11S-2701	Doc. 13N-738 Doc. 13S-653	Book 2015 Page 1088[1]	Book 2017 Page 1137	Book: 2018 Page: 4138	Book: 2020 Page: 1818	Book: 2022 Page: 3517
Linn IA	Doc. 01289 0130969 Inst. 2008 00039315 Book 6889; Page 1	Doc. 01289 0140843 Inst. 2008 00039316 Book 6890; Page 1	Doc. 013846 140071 Inst. 2009 00033364 Book 7144; Page 338	Doc. 013846 150027 Inst. 2009 00033365 Book 7144; Page 409	Doc ID: 01465 7820084 Book 7486, Page 1-84	Doc ID: 015 780150102 Book 8001, Page 132-233	Doc. 019 540880081 Book 8145; Page 206-286	Doc. 020 433330084 Book 8620; Page 376-459	Book 9199 Page 438-567	BK: 9789 PG: 94	Book: 10213 Page: 277	BK: 10646 PG: 4	Book: 11429 Page: 542
Louisa IA	Fee Book 2008-1338	Fee Book 2008-1339	Fee Book 2008-0976	Fee Book 2008-0977	Book 2009-0874		Fee Book 2011-1011	Fee Book 2013-1477	Fee Book 2015-0246	Doc. # E-170186	Doc #2018-1407	Doc. # 2020-0722	Doc. # 2022-1338
Lucas IA	Doc. 2008-0091 in Book 2008A; Page 1	Doc. 2008-0092 in Book 2008B; Page 1	Doc. 2008-1614 in Book G2008; Page 409	Doc. 2008-1615 in Book G2008; Page 480	Inst. 2009-11529, in Book F2009, Page 549-632		Instr. 2011-2299 in Book A2012, Page 74-154	Instr. 2013-0434 in Book C2013, Page 1-84	Inst. # 2015-0378 Book B2015 Page 345-474	Inst. # E170110	Inst. #E180589	Inst. # 2020-0608	Inst. # 2022-1280
Lyon IA	Book 2008 Page 212	Book 2008 Page 213	Book 2008 Page 3053	Book 2008 Page 3054	Book 2009 Page 3163		Book 2011 Page 3064	Book 2013 Page 745	Book 2015 Page 508	Book 2017 Page 706	Book: 2018 Page: 2444	BK: 2020 PG: 1199	BK: 2022 PG: 2066

1 The offices of Lee County (North) and Lee County (South) were consolidated on February 23, 2015.

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Madison IA						Book 2011 Page 1881	Book 2011 Page 3391	Book 2013 Page 845	Book 2015 Page 733	BK: 2017 PG: 870	Book: 2018 Page: 3222	BK: 2020 PG: 1645	BK: 2022 PG: 2344
Mahaska IA	Book 2008; Page 198	Book 2008; Page 199	Book 2008; Page 4119	Book 2008; Page 4120	Book 2009, Page 4038		Book 2011; Page 3543	Book 2013; Page 993	Doc. # 2015-849	BK: 2017 PG: 862	Book: 2018 Page: 2742	BK: 2020 PG: 1366	BK: 2022 PG: 2288
Marshall IA	Doc. 002901080969 File 2008-00000387	Doc. 002901090839 File 2008-00000388	Doc. 003110950071 File 2008-00007491	Doc. 003110960027 File 2008-00007492	File 2009-00007193, Doc. ID 003283170084	File No. 2011-00003804	Doc. 003023790081; File 2011-00006960	Doc. 003145730084; File 2013-00001607	Doc. # 2015-00001190	Doc. # 201700001314	Doc #201800005295	Doc. # 202000002344	Doc. # 202200004254
Mitchell IA	Book 2008; Page 112	Book 2008; Page 113	Book 2008; Page 2427	Book 2008; Page 2428	Book 2009, Page 2613		Book 2011; Page 2080	Book 2013; Page 528	Book 2015 Page 414	BK: 2017 PG: 466	BK: 2018 PG: 2140	BK: 2020 PG: 883	BK: 2022 PG: 1429
Monroe IA	Book 2008; Page 86	Book 2008; Page 87	Book 2008; Page 1922	Book 2008; Page 1923	Book 2009, Page 1850		Book 2011; Page 1801.	Book 2013, Page 382	Book 2015 Page 428	BK: 2017 PG: 292	BK: 2018 PG: 1360	BK: 2020 PG: 647	BK: 2022 PG: 1091
Muscatine IA	Doc. 2008-00387	Doc. 2008-00388	Doc. 2008-06927	Doc. 2008-06928	Doc. 2009-07544		Doc. 2011-05769	Doc. 2013-01381	Inst. # 2015-01068	Inst. # 2017-01268	Inst. #2018-05192	Inst. # 2020-02473	Inst. # 2022-04381
Osceola IA	Book 2008; Page 80	Book 2008; Page 81	Book 2008; Page 2023	Book 2008; Page 2024	Book 2009; Page 1693		Book 2011; Page 1589.	Book 2013; Page 346	Book 2015 Page 330	BK: 2017 PG: 333	Book: 2018 Page: 1088	Book: 2020 Page 562	Book: 2022 Page 1183
Palo Alto IA	Book 2008; Page 121	Book 2008; Page 122	Book 2008; Page 2472	Book 2008; Page 2473	Book 2009, Page 2228		Book 2011; Page 2105	Book 2013; Page 538	Book 2015 Page 462	BK: 2017 PG: 411	BK: 2018 PG: 2119	BK: 2020 PG: 852	BK: 2022 PG: 1409

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Pocahontas IA	Doc. 2008-107 in Book 179; Page 1	Doc. 2008-108 in Book 180; Page 1	Doc. 2008-1924 in Book 186; Page 98	Doc. 2008-1925 in Book 186; Page 169	Doc 2009-1736, in Book 193, Page 126-209		Doc. 2011 1682 in Book 207; Page 104-184	Doc. 2013 317 in Book 217, Page 275-358	Book 230 Page 470-599 Document 2015-279	Doc. # 2017 E1190 BK: 243 PG: 430	Doc. # 2018 E1750 BK: 254 PG: 355	Doc. # 2020 E2402 BK: 265 PG: 822	Doc. # 2022 1067
Polk IA	Doc. 020740580969 File 2008-00054845 in Book 12513; Page 1	Doc. 020740590839 File 2008-00054846 in Book 12514; Page 1	Doc. 021787280071 File 2009-00038437 in Book 12854; Page 894	Doc. 021787330027 File 2009-00038438 in Book 12854; Page 965	File 2010-00047634, Book 13303, Page 176-259, Doc ID 023094290084		Doc. 025439970081 in Book 14093; Page 416-496	Doc. 027145900084 in Book 14710; Page 908-991	Book 15509 Page 147-276 File # 2015-00082061	Doc. # 2016 00078456 BK: 16413 PG: 1	Doc #201800027905 BK: 17102 PG: 68	Doc. # 201900096984 BK: 17833 PG: 320	Doc. # 202200064080 BK: 19223 PG: 1
Poweshiek IA	Doc. 0230 in Book 823; Page 1	Doc. 0231 in Book 824; Page 1	Doc. 4014 in Book 0842; Page 0221	Doc. 4015 in Book 0842; Page 0292	File No. 3948, in Book 0863, Page 0393		File No. 3063 in Book 0901; Page 0171	File No. 0780 in Book 0927, Page 0415	Inst. # 2015-00755	Doc. # 2017-00762	Doc #2018-02959	Doc. # 2020-01460	Doc. # 2022-02679
Ringgold IA	Inst. 2008-00000091 Book 327; Page 1	Inst. 2008-00000092 Book 328; Page 1	Inst. 2008-00001525 Book 334; Page 64	Inst. 2008-00001526 Book 334; Page 135	Instr. 2009-00001424 Book 339, Page 823		Instr. 2011-00001615 Book 369; Page 118	Instr. 2013-00000399 Book 392, Page 245	Book 422 Page 61 Inst. # 2015-00000336	Doc. # 2017-00000294 BK: 451 PG: 1	Doc #2018-00001044 BK: 473 PG: 27	Doc. # 2020-00000571	Doc. # 2022-00001004

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Scott IA	Doc. 016584770969 File 2008-00001602	Doc. 016584780839 File 2008-00001603	Doc. 017068630071 File 2008-00032813	Doc. 017068640027 File 2008-00032814	File 2009-00037177, Doc ID 017551650084		File 2012-00000547; Doc. 018863370081	File 2013-00009816; Doc. 019469450084	File 2015-00006784	Doc. # 201700006618	Doc #201800031579	Doc. # 202000013321	Doc. # 202200021694
Sioux IA	File 2008; Card 437	File 2008; Card 438	File 2008; Card 7846	File 2008; Card 7847	File 2009, Card 8619		File 2011; Card 6891	Book 2013; Page 1720	File 2015 Card 1237	BK: E17 PG: 212	BK: 2018 PG: 4855	BK: 2020 PG 3183	BK: 2022 PG 4610
Story IA	Inst. 2008-00000615	Inst. 2008-00000616	Inst. 2008-00012971	Inst. 2008-00012972	Instr. 2009-00014946	Instr. 2011-00006755	Instr. 2011-00012790	Instr. 2013-00003192	Inst. # 2015-00002292	Doc. # 2017-02355	Doc #2018-09201	Doc. # 2020-04893	Inst. # 2022-07941
Tama IA	Doc. 2008-0238 in Book 817; Page 460	Doc. 2008-0239 in Book 820; Page 289	Doc. 2008-3781 in Book 842; Page 74	Doc. 2008-3782 in Book 842; Page 145	Fee Book 2009-3424, in Book 864, Page 290		Fee Book 2011-3671 in Book 897; Page 469	Fee Book 2013-0886 in Book 916; Page 770	Fee Book 2015-0770	BK: 969 PG: 1	Inst. #2018-2314	Inst. # 2020-1119	Inst. # 2022-2163
Taylor IA	Doc. 2008786 Book 161; Page 8	Doc. 2008787 Book 161; Page 9	Doc. 2009628 Book 163; Page 215	Doc. 2009629 Book 163; Page 287	Doc. 2010569 Book 165, Page 587		Doc. 12688, Book 105; Page 647	Doc. 131294 Book 174; Page 349	Book 109 Page 960	BK: 112 PG: 528	Doc #19365 B:114 P: 930	Doc. No. 201220 BK: 118 PG: 430	Doc. No. 23140 BK: 123 PG: 489

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Union IA	Doc. 00000140 in Book 911; Page 1	Doc. 00000141 in Book 914; Page 1	Doc. 00002690 in Book 943; Page 1	Doc. 00002691 in Book 943; Page 72	Doc. 00002419, in Book 968, Page 175, Instr. 00002419		Doc. 00002397 in Book 1015; Page 1	Doc. 00000612 in Book 1048, Page 48	Book 1097 Page 121 Inst. # 2015-00000431	Doc. # 2017-00000402 BK: 1144 PG: 1	Doc #2018-00001784 BK: 1182 PG: 182	Doc. No. 202000000800 BK: 1220 PG: 126	Doc. No. 202200001511 BK: 1288 PG: 100
Van Buren IA	Doc. 2008-48 in Book 142; Page 444	Doc. 2008-49 in Book 143; Page 343	Doc. 2008-1474 in Book 148; Page 747	Doc. 2008-1475 in Book 148; Page 818	Doc 2009-1496, in Book 154, Page 1		Doc. 2011 1469	Doc. 2013-380	Doc. # 2015-306	Doc. # 2017 312	Doc #2018 1340	Doc. # 2020 525	Instr. # 2022 1055
Wapello IA	Book 2008; Page 0275	Book 2008; Page 0276	Book 2008; Page 5994	Book 2008; Page 5995	Book 2009, Page 5649		Book 2011; Page 5430	Book 2013 Page 1255	Book 2015 Page 1054	BK: 2017 PG: 1102	BK: 2018 PG: 4147	BK: 2020 PG: 1648	BK: 2022 PG: 3339
Warren IA						Fee Book 2011-5477	Fee Book 2011-10217	Fee Book 2013-2694	Fee Book 2015-1862	Doc. # 2017-2177	Doc #2018-07905	Doc. # 2020-04383	Doc. # 2022-07569
Washington IA	Book 2008; Page 0211	Book 2008; Page 0212	Book 2008; Page 4793	Book 2008; Page 4794	Book 2009, Page 5649		Book 2011; Page 4382	Book 2013, Page 1022	Book 2015 Page 0887	BK: 2017 PG: 0948	Doc #2018-3464	Doc. # 2020-1759	Doc. # 2022-3203
Wayne IA	Inst. 08-0123 Book 119; Page 670	Inst. 08-0124 Book 119; Page 1640	Inst. 08-2205 Book 121; Page 484	Inst. 08-2206 Book 121; Page 555	Instr. 09-1957, Book 122, Page 854-937		Instr. 2011-2162 in Book 126; Page 186-266	Instr.2013-0502 in Book 129, Page 192.	Book 133 page 655-784	BK: 138 PG: 542	Doc #2018-1677	Doc. # 2020-0565	Doc. # 2022-1125

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Webster IA	Inst. 2008-335	Inst. 2008-336	Inst. 2008-07262	Inst. 2008-07263	Instr. 2009-07068		Instr. 2011-06498	Instr. 2013-01602	Inst. # 2015-01292	Doc. # 2017-01106 BK 2017 PG 1106	Doc #2018-04692	Doc. # 2020-02085	Doc. # 2022-03925
Winnebago IA	Book 2008; Page 0076	Book 2008; Page 0077	Book 2008; Page 2035	Book 2008; Page 2036	Book 2009, Page 2211		Fee Book 2011-1847,	Fee Book 2013-0447	Fee Book 2015-0376	Doc. # 2017-0333	Doc #2018-1553	Doc. # 2020-0799	Instr. # 2022-1142
Winneshiek IA	Book 2008; Page 197	Book 2008; Page 198	Book 2008; Page 4570	Book 2008; Page 4571	Book 2009, Page 5633		Book 2011; Page 3832	Book 2013; Page 1049	Book 2015 Page 835	BK: 2017 PG: 789	BK: 2018 PG: 2844	BK: 2020 PG: 1592	BK: 2022 PG: 2528
Worth IA	Fee Book 20080149	Fee Book 20080150	Fee Book 20082712	Fee Book 20082713	Book 20092579		Fee Book 2011 2426	Fee Book 20130372	Fee Book 20150264	Doc. # 20170329	Doc #20181216	Doc. # 20200438	Doc. # 20220869
Wright IA	Book 08 Page 140	Book 08 Page 141	Book 08 Page 2559	Book 08 Page 2560	Book 09 Page 2543		Book 2011 Page 2412	Book 2013 Page 555	Book 2015 Page 513	BK: 2017 PG: 552	BK: 2018 PG: 2061	BK: 2020 PG: 946	BK: 2022 PG: 1708

Carroll IL	Doc. 2008R-0150 in Book 924; Page 1	Doc. 2008R-0151 in Book 925; Page 1	Doc. 2008R-3462 in Book 960; Page 403	Doc. 2008R-3463 in Book 960; Page 473	Doc. 2009R-3847		Doc. 2011R-3000	Doc. 2013R-0688	Doc. # 2015R-0558	Doc. # 2017R-0565	Doc # 2018R-1904	Doc. # 2020R-0958	Doc. # 2022R-1715
Jo Daviess IL	Doc. 339743	Doc. 339744	Doc. 345826	Doc. 345827	Doc. 353333		Doc. 366326	Doc. 374116	Doc. # 383890	Doc. # 393519	Doc #400688	Doc. 408451	Doc. # 422875

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Rock Island IL	Doc. 2008-01374	Doc. 2008-01375	Doc. 2008-26758	Doc. 2008-26759	Doc. 2009-27940		Doc. 2011-27145	Doc. 2013-06358	2015-04706	Doc. # 2017-04238	Doc #2018-16693	Doc # 2020-07501	Doc # 2022-12682
Whiteside IL	Doc. 410-2008	Doc. 411-2008	Doc. 9809-2008	Doc. 9810-2008	Doc. 10057-2009		Doc. 2011-08401	Doc. 2013-02025	Doc. # 2015-01576	Doc. # 2017-01463	Doc #2018-05586	Doc. No. 2020-02577	Doc # 2022-04655

Blue Earth MN	Doc. 481CR565	Doc. 481CR566	Doc. 489CR662	Doc. 489CR663	Doc. 498CR325		Doc. 514CR333	Doc. 522CR327	Doc. No. 539CR945	Doc. # 555CR543	Doc #567CR643	Doc. # 579CR717	Doc. # 601CR552
Brown MN	Doc. 364356	Doc. 364357	Doc. 369232	Doc. 369233	Doc. 374910		Doc. 385128	Doc. 392345	Doc. #401791	Doc. #A410717	Doc #A417817	Doc. # A425110	Doc. # A437689
Cottonwood MN	Doc. 255292	Doc. 255293	Doc. 258076	Doc. 258077	Doc. 260747		Doc. 266130	Doc. 269589	Doc. # 275047	Doc. # 279983	Doc #284104	Doc. # 288356	Doc. # 295122
Faribault MN	Doc. 342918	Doc. 342919	Doc. 346309	Doc. 346310	Doc. 349879		Doc. 356760	Doc. 361565	Doc. # 367803	Doc. # 374168	Doc #378825	Doc. # 384052	Doc. # 392109
Fillmore MN	Doc. 362678	Doc. 362679	Doc. 368282	Doc. 368283	Doc. 376407		Doc. 386633	Doc. 393691	Doc. # 403016	Doc. # 411973	Doc #419133	Doc # 426726	Doc. # 439606
Freeborn MN Easement – Torrens	Doc. 474468 Doc. 109689	Doc. 474469 Doc. 109690	Doc. 479360 Doc. 110165	Doc. 479361 Doc. 110166	Doc. Nos. 485905 (A) 110681 (T)	Doc. Nos. 495228 (A) 111610 (T)	Doc. Nos. 497533 (A) 111878 (T)	Doc. Nos. A-505576 T-112590	Doc. # A-515868	Doc. # A-526444	Doc #A-534600	Doc. # A542475 Doc # T116428	Doc. # A556544 Doc. # T117813

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Jackson MN	Doc. A251774	Doc. A251775	Doc. A254516	Doc. A254517	Doc. A257698	Doc. A262368	Doc. A263601	Doc. A267760	Doc. # A273071	Doc. # A278615	Doc #A282523	Doc. # A286671	Doc. # A293200
Le Sueur MN	Doc. 353162	Doc. 353163	Doc. 359395	Doc. 359396	Doc. 366253		Doc. 378017	Doc. 386706	Doc. #397601	Doc. # 409040	Doc #418300	Doc. # 427839	Doc. # 445507
Martin MN	Doc. 2008R-392714	Doc. 2008R-392715	Doc. 2008R-397320	Doc. 2008R-397321	Doc. 2009R-401967	Doc. 2011R-408709	Doc. 2011R-410442	Doc. 2013R-416737	Doc. # 2015R-424518	Doc. # 2017R-432390	Doc #2018R-438817	Doc. # 2020R-445097	Doc. # 2022R-455736
Mower MN	Doc. A000565139	Doc. A000565140	Doc. A000572171	Doc. A000572172	Doc. A000579676	Doc. A000591112	Doc. A000594205	Doc. A000604520	Doc. # A000618725	Doc. # A632143	Doc #A642021	Doc. # A652171	Doc. # A671000
Murray MN	Doc. 230354	Doc. 230355	Doc. 232821	Doc. 232822	Doc. 235452		Doc. 240400	Doc. 243780	Doc. # 248258	Doc. # 252781	Doc #256238	Doc. # 259823	Doc. # 266128
Nobles MN	Doc. A317292	Doc. A317293	Doc. A321156	Doc. A321157	Doc. A325403		Doc. A333571	Doc. A339092	Doc. # A346533	Doc. # A354010	Doc #A359857	Doc. # A365268	Doc. # A375518
Olmsted MN	Doc. A1157194	Doc. A1157195	Doc. A1185995	Doc. A1185994	Doc. A-1218791		Doc. A1275597	Doc. A1316480	Doc. # A-1366460	Doc. # A1420062	Doc #A1459422	Doc. # A1499224	Doc. # A1572527
Redwood MN	Doc. A326435	Doc. A326436	Doc. A329534	Doc. A329535	Doc. A 333004	Doc. A 338413	Doc. A339813	Doc. A344792	Doc. # A 350618	Doc. # A356477	Doc #A361215	Doc. # A365996	Doc. # A373796
Rice MN										Doc. # A696301	Doc #A710904	Doc. # A726225	Doc. # A754396

County/ State	Mortgage Indenture	First Supp. Indenture	Second Supp. Indenture	Third Supp. Indenture	Fourth Supp. Indenture	Fifth Supp. Indenture	Sixth Supp. Indenture	Seventh Supp. Indenture	Eighth Supp. Indenture	Ninth Supp. Indenture	Tenth Supp. Indenture	Eleventh Supp. Indenture	Twelfth Supp. Indenture
Rock MN	Doc. 168189	Doc. 168190	Doc. 170372	Doc. 170373	Doc. 172760		Doc. 178165	Doc. 181544	Doc. # 185643	Doc. # 190293	Doc #193609	Doc. # 197089	Doc. # 203043
Steele MN	Doc. A000354767	Doc. A000354768	Doc. A000361084	Doc. A000361085	Doc. A000368262	Doc. A000379062	Doc. A000381883	Doc. A000390422	Doc. # A000401277	Doc. # A000412253	Doc #A000420568	Doc. # A000429034	Doc. # A000444317
Wabasha MN	Doc. A286205	Doc. A286206	Doc. A290867	Doc. A290868	Doc. A 295667		Doc. A304809	Doc. A 310823	Doc. # A318750	Doc. #326641	Doc #332550	Doc. # 338856	Doc. # 350177
Waseca MN										Doc. # A310427	Doc #A315987	Doc. # A321866	Doc. # A331298
Watonwan MN	Doc. 207915	Doc. 207916	Doc. 210325	Doc. 210326	Doc. 212753		Doc. 217379	Doc. 220526	Doc. # 224648	Doc. # 228751	Doc #231865	Doc. # 235094	Doc. # 240951
Winona MN	Doc. 525959	Doc. 525960	Doc. 534510	Doc. 534511	Doc. 544045		Doc. A560203	Doc. A572255	Doc. # A-586699	Doc. # A601699	Doc #A612999	Doc. # A624513	Doc. # A644833

Clark MO	Doc. 28353 Book 72; Page 37	Doc. 28354 Book 72; Page 38	Doc. 30039 in Book 72; Page 39	Doc. 30040 Book 72; Page 40	Doc. 31759		Doc. 35141	Doc. ID 37259	Book 2015 Page 316	BK: 2017 PG: 271	BK: 2018 PG: 1086	BK: 2020 PG: 500	Instr # 202201037

Grant County WI												Doc. # 810066	Doc. # 831525

Exhibit A

DESCRIPTION OF PROPERTIES

The following properties of the Company, owned as of the date hereof, have been acquired by the Company subsequent to the date of the Twelfth Supplemental Indenture:

[See Attached]

A-1

Exhibit A

State	County	Agreement	Date of Agreement (*Date of Last Grantor's Signature)	Grantor	Grantee	Date Recorded	DOCUMENT ID	BOOK	PAGE
IA	BENTON	ELECTRIC LINE EASEMENT	05/09/19	Ted McAndrews and Linda McAndrews a/k/a Lyn McAndrews, Husband and Wife	ITC Midwest LLC	06/17/22	22-2795
IA	BENTON	AMENDED AND RESTATED EASEMENT AGREEMENT	01/03/20	Zedaka Land and Cattle Company, L.P.	ITC Midwest LLC	06/24/22	22-2921
IA	BENTON	ELECTRIC LINE EASEMENT	05/13/20	Wade A. Hennings and Daphne Hennings, Husband and Wife	ITC Midwest LLC	06/24/22	22-2922
IA	BENTON	ASSIGNMENT AGREEMENT	05/04/23	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	05/04/23	23-1421
IA	BENTON	MEMORANDUM OF OPTION	06/01/23	Seth A. Newton and Ashley N. Newton, Husband and Wife	ITC Midwest LLC	06/26/23	23-2195
IA	BENTON	MEMORANDUM OF OPTION	05/24/23	Henry G. Siek, Inc.	ITC Midwest LLC	06/28/23	23-2243
IA	BENTON	MEMORANDUM OF OPTION	05/24/23	Henry G. Siek, Inc.	ITC Midwest LLC	06/28/23	23-2244
IA	BENTON	MEMORANDUM OF OPTION	05/24/23	Siek Family, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	06/29/23	23-2245
IA	BENTON	MEMORANDUM OF OPTION	05/31/23	Wayne D. Reinhardt and Colleen R. Reinhardt, Husband and Wife	ITC Midwest LLC	06/29/23	23-2246
IA	BENTON	MEMORANDUM OF OPTION	06/01/23	Janet Venneman, a Single Person	ITC Midwest LLC	06/29/23	23-2262
IA	BENTON	MEMORANDUM OF OPTION	06/05/23	Thompson Family Holdings, L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	06/29/23	23-2263
IA	BENTON	MEMORANDUM OF OPTION	06/08/23	Sheri McKechnie, a Single Person	ITC Midwest LLC	06/29/23	23-2264
IA	BENTON	MEMORANDUM OF OPTION	06/05/23	Wayne Gibney and Carmen Gibney, Husband and Wife	ITC Midwest LLC	06/29/23	23-2265
IA	BENTON	MEMORANDUM OF OPTION	06/07/23	Mary LuAnne Oberreuter, as Trustee of the Mary LuAnne Oberreuter Living Trust, U/A dated January 22, 2023	ITC Midwest LLC	07/03/23	23-2284
IA	BENTON	MEMORANDUM OF OPTION	06/05/23	Janice Risdale and Robert Risdale as Co- trustees of the Richard L. Risdale Trust	ITC Midwest LLC	07/03/23	23-2287
IA	BENTON	MEMORANDUM OF OPTION	05/31/23	Rieck Family Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	07/03/23	23-2292
IA	BENTON	MEMORANDUM OF OPTION	06/08/23	Lester J. Sebetka and Wendy L. Sebetka, Husband and Wife	ITC Midwest LLC	07/03/23	23-2293
IA	BENTON	MEMORANDUM OF OPTION	06/07/23	James H. Taschner and Pamela Taschner, Husband and Wife	ITC Midwest LLC	07/03/23	23-2294
IA	BENTON	MEMORANDUM OF OPTION	06/06/23	Mantz Family Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	07/03/23	23-2295
IA	BENTON	MEMORANDUM OF OPTION	06/09/23	Darlene K. Brant, a Single Person	ITC Midwest LLC	07/07/23	23-2339
IA	BENTON	MEMORANDUM OF OPTION	06/12/23	Bridgewater Farms, TNT, LLC, an Iowa limited liability company	ITC Midwest LLC	07/07/23	23-2340
IA	BENTON	MEMORANDUM OF OPTION	06/06/23	Kathryn Witt and Doyle D. Witt, Wife and Husband, Life Estate; Daryl D. Witt and Rachel Witt, Husband and Wife; and Jennifer J. Witt, a Single Person	ITC Midwest LLC	07/10/23	23-2372
IA	BENTON	MEMORANDUM OF OPTION	06/08/23	Susan L. Naley Mackin, a Single Person; John C. Dennis and Kandice Dennis, Husband and Wife; and Justin W. Dennis and Mary Jo Dennis, Husband and Wife	ITC Midwest LLC	07/10/23	23-2371
IA	BENTON	MEMORANDUM OF OPTION	06/13/23	Eldred L. Schulte and Jennel Schulte, Husband and Wife	ITC Midwest LLC	07/13/23	23-2426
IA	BENTON	MEMORANDUM OF OPTION	06/13/23	Jennel Schulte and Eldred L. Schulte, Wife and Husband	ITC Midwest LLC	07/13/23	23-2427
IA	BENTON	MEMORANDUM OF OPTION	06/14/23	Douglas Mark Schrader, a Single Person	ITC Midwest LLC	07/14/23	23-2448
IA	BENTON	MEMORANDUM OF OPTION	06/22/23	Douglas W. Silhanek and Jane Dorman, Husband and Wife	ITC Midwest LLC	07/21/23	23-2536

IA	BENTON	MEMORANDUM OF OPTION	06/21/23	Colleen Ann Brownlie, a Single Person; and Colleen Brownlie, as Trustee of the Robert A. Brownlie Testamentary Trust	ITC Midwest LLC	07/21/23	23-2358
IA	BENTON	MEMORANDUM OF OPTION	06/20/23	Roy J. Becker, Jr., as Trustee of the Roy J. Becker, Sr. Family Trust	ITC Midwest LLC	07/21/23	23-2540
IA	BENTON	MEMORANDUM OF OPTION	06/21/23	Susan Ballard a/k/a Susan Meeks, a Married Person	ITC Midwest LLC	07/25/23	23-2559
IA	BENTON	MEMORANDUM OF OPTION	06/23/23	Dennis L. Pohlman and Patricia F. Pohlman, Husband and Wife	ITC Midwest LLC	07/25/23	23-2560
IA	BENTON	MEMORANDUM OF OPTION	06/29/23	Zedaka Land and Cattle Company	ITC Midwest LLC	07/25/23	23-2565
IA	BENTON	MEMORANDUM OF OPTION	06/28/23	Ryan Gibney Family Farm A, L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	07/25/23	23-2566
IA	BENTON	MEMORANDUM OF OPTION	06/28/23	Steven J. Gibney and Sandra S. Gibney, Husband and Wife	ITC Midwest LLC	07/25/23	23-2567
IA	BENTON	MEMORANDUM OF OPTION	06/28/23	Dale R. Frese and Carmen M. Gibney as Successor Trustees of the Robert L. Frese and Coletta D. Frese Revocable Trust Dated October 6, 2006 a/k/a the Coletta D. Frese Survivor's Trust	ITC Midwest LLC	07/25/23	23-2562
IA	BENTON	MEMORANDUM OF OPTION	06/17/23	Victor L. Sebetka as Trustee of the Victor L. Sebetka Living Trust Dated November 9, 2017, Victor L. Sebetka, Life Estate, Donna J. Husak and Steven P. Husak, Wife and Husband, Lori A. Arnold and Alan J. Arnold, Wife and Husband, and Amy R. Hanna and Nasser Hanna, Wife and Husband	ITC Midwest LLC	07/25/23	23-2564
IA	BENTON	MEMORANDUM OF OPTION	06/28/23	Douglas L. McKechnie, a Single Person	ITC Midwest LLC	07/25/23	23-2570
IA	BENTON	MEMORANDUM OF OPTION	06/26/23	Donald A. Gibney and Sandra S. Gibney, a Married Couple; Lynn A. Gibney, a Single Person; and David A. Gibney and Ann S. Gibney, a Married Couple	ITC Midwest LLC	07/25/23	23-2561
IA	BENTON	MEMORANDUM OF OPTION	06/21/23	EDK Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	07/25/23	23-2563
IA	BENTON	MEMORANDUM OF OPTION	07/19/23	Donald W. Knaack a/k/a Don Knaack and Janet Knaack a/k/a Janet F. Knaack, Husband and Wife	ITC Midwest LLC	08/04/23	23-2706
IA	BENTON	MEMORANDUM OF OPTION	06/30/23	Dennis Jeffries and Carol Jeffries, Husband and Wife	ITC Midwest LLC	08/04/23	23-2702
IA	BENTON	MEMORANDUM OF OPTION	07/14/23	Karmen J. Stramer and Jeffery M. Stramer, as Trustees of the Karmen J. Stramer Revocable Trust, dated July 1, 2016	ITC Midwest LLC	08/04/23	23-2701
IA	BENTON	MEMORANDUM OF OPTION	07/12/23	Coretta J. Cronbaugh & Jeffrey L. Cronbaugh, Wife and Husband	ITC Midwest LLC	08/04/23	23-2700
IA	BENTON	MEMORANDUM OF OPTION	07/12/23	Robert C. Ritscher and Phyllis Ritscher, Husband and Wife	ITC Midwest LLC	08/04/23	23-2698
IA	BENTON	MEMORANDUM OF OPTION	07/12/23	William Dean Selken a/k/a William D. Selken and Teresa A. Selken, Husband and Wife	ITC Midwest LLC	08/04/23	23-2697
IA	BENTON	MEMORANDUM OF OPTION	07/12/23	Marcel Sebetka and Susanne K. Sebetka, Husband and Wife	ITC Midwest LLC	08/04/23	23-2696
IA	BENTON	MEMORANDUM OF OPTION	07/11/23	James V. Hemesath and Carol R. Hemesath Family Trust	ITC Midwest LLC	08/15/23	23-2815
IA	BENTON	MEMORANDUM OF OPTION	07/07/23	Mark P. Lux and Janice K. Lux, Co-Trustees of the MJ Lux Trust dated December 17, 2003, as amended	ITC Midwest LLC	08/17/23	23-2859

IA	BENTON	MEMORANDUM OF OPTION	07/24/23	Richard L. Selken Decedent's Trust, William D. Selken and Renae C. McKay as Trustees and Teresa L. Selken, as Trustee of the Teresa L. Selken Revocable Trust dated the 23 day of August, 2012	ITC Midwest LLC	08/17/23	23-2862
IA	BENTON	MEMORANDUM OF OPTION	07/18/23	Lori Paulsen and Jay Paulsen, Wife and Husband	ITC Midwest LLC	08/22/23	23-2913
IA	BENTON	MEMORANDUM OF OPTION	07/26/23	Edwin L. Wendel and Margaret Wendel, Husband and Wife	ITC Midwest LLC	09/01/23	23-3070
IA	BENTON	MEMORANDUM OF OPTION	07/12/23	Carole M. Harder and Marvin Newton, Wife and Husband	ITC Midwest LLC	09/01/23	23-3078
IA	BENTON	MEMORANDUM OF OPTION	08/01/23	Scott A. Hagen and Michelle A. Hagen f/k/a Michelle A. Behrens, Husband and Wife	ITC Midwest LLC	09/01/23	23-3079
IA	BENTON	MEMORANDUM OF OPTION	07/28/23	Jeffrey Harold Klug and Wendy Klug, Husband and Wife	ITC Midwest LLC	09/01/23	23-3080
IA	BENTON	MEMORANDUM OF OPTION	08/03/23	Steven D. Kromminga and Mary Rita Kromminga, Co-Trustees of the Steven D. Kromminga and Mary Rita Kromminga Revocable Trust Agreement Under Date of December 18, 2017	ITC Midwest LLC	09/07/23	23-3138
IA	BENTON	MEMORANDUM OF OPTION	08/09/23	Eldon R. Bridgewater and Mary L. Bridgewater, as Co-Trustees of the Eldon R. Bridgewater Revocable Trust dated August 20, 2015, as it may be amended from time to time, and Mary L. Bridgewater and Eldon R. Bridgewater, as Co-Trustees of the Mary L. Bridgewater Revocable Trust dated August 20, 2015 as it may be amended from time to time (Contract Sellers); and Rodney Ray Bridgewater and Laura Lee Bridgewater, Husband and Wife (Contract Buyers)	ITC Midwest LLC	09/13/23	23-3227
IA	BENTON	MEMORANDUM OF OPTION	08/01/23	Charles W. Thorman and Debra A. Thorman, Co-Trustees of the Thorman Family Revocable Trust u/d/o 8/12/2014	ITC Midwest LLC	09/13/23	23-3228
IA	BENTON	MEMORANDUM OF OPTION	07/21/23	Jennifer C. Farrell and Bartholomew C. Farrell, Wife and Husband; Alexandra C. Harder, a Single Person; and Golden Grain Enterprises, an Iowa partnership	ITC Midwest LLC	09/13/23	23-3229
IA	BENTON	MEMORANDUM OF OPTION	08/07/23	Ryan M. Vavroch a/k/a Ryan Michael Vavroch and Allison Renae Vavroch, Husband and Wife	ITC Midwest LLC	09/13/23	23-3231
IA	BENTON	MEMORANDUM OF OPTION	08/09/23	Alan G. Lyman and Karen Hadley Lyman, Husband and Wife	ITC Midwest LLC	09/14/23	23-3249
IA	BENTON	MEMORANDUM OF OPTION	08/02/23	Carole E. McNulty, a Single Person; Alice Miller, a Single Person; Carol Ann Lund, a Single Person; Darlene Kerker, a Single Person; Mary Lou Jacobi, as Trustee of the Mary Lou Jacobi Revocable Trust (CS) and Carole E. McNulty, a Single Person (CB)	ITC Midwest LLC	09/14/23	23-3254
IA	BENTON	MEMORANDUM OF OPTION	08/14/23	Joleen M. Allers Revocable Trust U/A/D April 5, 2021	ITC Midwest LLC	09/14/23	23-3251
IA	BENTON	MEMORANDUM OF OPTION	08/02/23	Randy R. Pickart and Kelly J. Pickart, Husband and Wife	ITC Midwest LLC	09/14/23	23-3253
IA	BENTON	MEMORANDUM OF OPTION	08/03/23	David L. Lohf and Kathy A. Lohf, Husband and Wife; and Dale W. Lohf and Melody A. Lohf, Husband and Wife	ITC Midwest LLC	09/21/23	23-3316

IA	BENTON	MEMORANDUM OF OPTION	08/14/23	Gary Neil Oberreuter, as Trustee of the Gary Neil Oberreuter Living Trust	ITC Midwest LLC	09/22/23	23-3345
IA	BENTON	MEMORANDUM OF OPTION	08/24/23	W L H Farms, Inc.	ITC Midwest LLC	09/22/23	23-3355
IA	BENTON	MEMORANDUM OF OPTION	08/24/23	W L H Farms, Inc.	ITC Midwest LLC	09/22/23	23-3356
IA	BENTON	MEMORANDUM OF OPTION	08/22/23	Brent L. Harder, a Single Person	ITC Midwest LLC	09/22/23	23-3357
IA	BENTON	MEMORANDUM OF OPTION	08/21/23	Patricia L. Fodor, Trustee of the Revocable Trust Created by William D. Agnew Dated January 21, 1997	ITC Midwest LLC	10/11/23	23-3562
IA	BENTON	MEMORANDUM OF OPTION	08/29/23	Starr Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	10/11/23	23-3565
IA	BENTON	MEMORANDUM OF OPTION	08/24/23	Tyler L. Smith and Anna M. Smith, Husband and Wife	ITC Midwest LLC	10/11/23	23-3566
IA	BENTON	MEMORANDUM OF OPTION	08/29/23	Phyllis Bierschenk and Gary Bierschenk, Wife and Husband	ITC Midwest LLC	10/11/23	23-3569
IA	BENTON	MEMORANDUM OF OPTION	08/29/23	Harold Knaack, Trustee of the Robert H. Meeks Trust; and Darlene M. Meeks, a Single Person	ITC Midwest LLC	10/11/23	23-3573
IA	BENTON	MEMORANDUM OF OPTION	06/13/23	NaTS Farm LLC, a Iowa Limited Liability Company	ITC Midwest LLC	10/11/23	23-3577
IA	BENTON	MEMORANDUM OF OPTION	08/26/23	William-Virginia, Inc. a Corporation organized and existing under the laws of Delaware	ITC Midwest LLC	10/11/23	23-3579
IA	BENTON	MEMORANDUM OF OPTION	08/23/23	Steven E. Niebuhr and Vicki Niebuhr, Husband and Wife, Mark R. Niebuhr and Diane M. Niebuhr, Husband and Wife, Paul D. Niebuhr and Lisa Niebuhr, Husband and Wife, NIECOR Legacy, LLC, a Minnesota Limited Liability Company and JDN Acres, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	10/12/23	23-3590
IA	BENTON	MEMORANDUM OF OPTION	07/18/23	Robert Richard Chapman, Trustee of the Robert Richard Chapman Trust dated August 10, 1992	ITC Midwest LLC	10/12/23	23-3591
IA	BENTON	MEMORANDUM OF OPTION	06/29/23	Steven J. Hagen and Angela K. Hagen, Husband and Wife	ITC Midwest LLC	10/13/23	23-3608
IA	BENTON	MEMORANDUM OF OPTION	09/27/23	Steven J. Hagen and Angela K. Hagen, Husband and Wife	ITC Midwest LLC	10/16/23	23-3630
IA	BENTON	MEMORANDUM OF OPTION	08/30/23	Lonnie Jacobson and LaDonna Jacobson, Husband and Wife	ITC Midwest LLC	10/16/23	23-3631
IA	BENTON	MEMORANDUM OF OPTION	09/25/23	Donna M. Brownlie, a Single Person; Ann Tow and Robert Tow, Wife and Husband; Ellen Brownlie, a Single Person; Alan Brownlie and Germaine Brownlie, Husband and Wife; and Donna M. Brownlie, Trustee of the Johin C. Brownlie Family Trust	ITC Midwest LLC	10/16/23	23-3632
IA	BENTON	MEMORANDUM OF OPTION	08/31/23	The James V. Hemesath and Carol R. Hemesath Family Trust; John A. Hemesath and Cynthia A. Hemesath, as Co-Trustees of the John A. Hemesath and Cynthia A. Hemesath Joint Revocable Trust dated February 28, 2020, as it may be amended from time to time; Judy Gibbs and Randall Gibbs, Wife and Husband; Kathy Virden, a/k/a Kathy Verden, and Dennis Virden, Wife and Husband; Beth Moore and Thomas Moore, Wife and Husband; and Ellen Hergert a/k/a Ellen Hurgent and Greg Hergert, Wife and Husband	ITC Midwest LLC	10/16/23	23-3633

IA	BENTON	MEMORANDUM OF OPTION	08/31/23	The James V. Hemesath and Carol R. Hemesath Family Trust; John A. Hemesath and Cynthia A. Hemesath, as Co-Trustees of the John A. Hemesath and Cynthia A. Hemesath Joint Revocable Trust dated February 28, 2020, as it may be amended from time to time; Judy Gibbs and Randall Gibbs, Wife and Husband; Kathy Virden, a/k/a Kathy Verden, and Dennis Virden, Wife and Husband; Beth Moore and Thomas Moore, Wife and Husband; and Ellen Hergert a/k/a Ellen Hurgent and Greg Hergert, Wife and Husband	ITC Midwest LLC	10/16/23	23-3636
IA	BENTON	MEMORANDUM OF OPTION	06/22/23	Heinrich Farm, LLC	ITC Midwest LLC	10/16/23	23-3637
IA	BENTON	MEMORANDUM OF OPTION	06/15/23	Ruth A. Schroeder a/k/a Ruth A. Schroeder Ward and Roger Ward, Wife and Husband; Joan M. Weber a/k/a Joan M. Schroeder Weber and Martin Weber, Wife and Husband; Edward M. Sander and Esther K. Sander, as Trustees of the Sander Family Trust, or any duly qualified successor Trustee thereof, pursuant to a written Trust Agreement dated April 21, 2022; and Mary Ann Pecenka a/k/a Mary Ann Schroeder Sievers a/k/a Mary A. Sievers and Bradley D. Sievers, Wife and Husband	ITC Midwest LLC	10/25/23	23-3782
IA	BENTON	MEMORANDUM OF OPTION	07/05/23	Dianne McGarey, a Single Person; and Beverly Heitshusen fka Beverly Buschow, a Single Person	ITC Midwest LLC	10/25/23	23-3783
IA	BENTON	MEMORANDUM OF OPTION	06/15/23	Ruth A. Schroeder a/k/a Ruth A. Schroeder Ward and Roger Ward, Wife and Husband; Joan M. Weber a/k/aJoan M. Schroeder Weber and Martin Weber, Wife and Husband; Edward M. Sander and Esther K. Sander, as Trustees of the Sander Family Trust, or any duly qualified successor Trustee thereof, pursuant to a written Trust Agreement dated April 21, 2022; and Mary Ann Pecenka a/k/a Mary Ann Schroeder Sievers a/k/a Mary A. Sievers and Bradley D. Sievers, Wife and Husband	ITC Midwest LLC	10/25/23	23-3785
IA	BENTON	MEMORANDUM OF OPTION	07/07/23	Jacob R. Niebes and Lindsay J. Niebes, Husband and Wife	ITC Midwest LLC	10/25/23	23-3795
IA	BENTON	MEMORANDUM OF OPTION	09/06/23	Carole A. Boddicker, Mathias C. Boddicker II and Joan Boddicker a/k/a Joan M. Boddicker, as co-Trustees of the Carole A. Boddicker Revocable Living Trust Declaration dated January 10, 2020	ITC Midwest LLC	10/27/23	23-3838
IA	BENTON	MEMORANDUM OF OPTION	09/06/23	Carole A. Boddicker, Mathias C. Boddicker II and Joan Boddicker a/k/a Joan M. Boddicker, as co-Trustees of the Carole A. Boddicker Revocable Living Trust Declaration dated January 10, 2020	ITC Midwest LLC	10/27/23	23-3839
IA	BENTON	MEMORANDUM OF OPTION	10/06/23	Lo Ro Co LTD., an Iowa Corporation	ITC Midwest LLC	11/01/23	23-3877

IA	BENTON	MEMORANDUM OF OPTION	10/03/23	Faye I. Gerner, as Trustee of the Faye I. Gerner Revocable Trust dated November 22, 2016, as it may be amended from time to time	ITC Midwest LLC	11/01/23	23-3874
IA	BENTON	MEMORANDUM OF OPTION	08/14/23	Ruth I. Oehlerich, a Single Person	ITC Midwest LLC	11/08/23	23-3953
IA	BENTON	MEORANDUM OF OPTION	10/11/23	Jordan Cavanaugh and Corey Cavanaugh, as Successor Co-Trustees, under The Barbara L. Cavanaugh Family Living Trust, dated August 10, 2005	ITC Midwest LLC	11/08/23	23-3958
IA	BENTON	MEMORANDUM OF OPTION	7/13/23	Farmers State Bank and Jay Schmuecker a/k/a Jay D. Schmuecker as Co-Trustees of the Tiedemann Family Trusts under the Last Wills and Testaments of Ida Tiedemann and Fred Tiedemann	ITC Midwest LLC	11/13/23	23-3987
IA	BENTON	MEMORANDUM OF OPTION	11/21/23	Tyler M. Franzenburg, a Single Person	ITC Midwest LLC	06/03/24	24-1822
IA	BENTON	MEMORANDUM OF OPTION	06/28/24	Pheasant Run Farm, Inc., an Iowa corporation	ITC Midwest LLC	07/31/24	24-2624
IA	BENTON	MEMORANDUM OF OPTION	06/14/24	Dallan D. Wauters, as Trustee of the Dallan D. and Leona M. Wauters Trust	ITC Midwest LLC	07/31/24	24-2626
IA	BENTON	MEMORANDUM OF OPTION	06/28/24	Karen S. Hanover, a Single Person	ITC Midwest LLC	07/31/24	24-2630
IA	BENTON	MEMORANDUM OF OPTION	06/20/24	Kenneth Jordt and Tammi Jordt, Husband and Wife	ITC Midwest LLC	07/31/24	24-2631
IA	BOONE	OVERHANG EASEMENT	08/18/21	C.B. Acres, Inc.; and Cory L. Busch and Christina L. Busch, Husband and Wife	ITC Midwest LLC	08/19/22	223636
IA	CARROLL	ELECTRIC LINE EASEMENT	10/19/22	Landus Cooperative, an Iowa cooperative association f/k/a West Central Cooperative f/k/a The Farmers Cooperative Association of Ralston, Iowa	ITC Midwest LLC	07/26/24	2024-1701
IA	CARROLL	ELECTRIC LINE EASEMENT	07/15/22	Drew G. Sorensen, a Single Person	ITC Midwest LLC	07/30/24	2024-1729
IA	CASS	SUBSTATION SITE EASEMENT AGREEMENT	07/10/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	07/18/24		2024	1103
IA	CERRO GORDO	AMENDED AND RESTATED EASEMENT AGREEMENT	08/15/22	Clach, Inc., an Iowa Corporation	ITC Midwest LLC	08/29/22	2022-5023
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	07/11/22	Bushel Boy Farms, LLP, a Delaware limited liability company	ITC Midwest LLC	02/28/23	2023-857
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	02/23/22	Indianhead Farms, Inc.	ITC Midwest LLC	03/08/23	2023-961
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	03/31/22	Jack I. Sutcliffe and Rosella M. Sutcliffe, Husband and Wife; and Gary C. Sutcliffe and Donna E. Sutcliffe, Husband and Wife	ITC Midwest LLC	03/08/23	2023-963
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	03/16/22	E & D Acres, LC	ITC Midwest LLC	03/08/23	2023-965
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	03/31/22	Jack I. Sutcliffe and Rosella M. Sutcliffe, Husband and Wife; and Gary C. Sutcliffe and Donna E. Sutcliffe, Husband and Wife	ITC Midwest LLC	03/08/23	2023-966
IA	CERRO GORDO	SUBSTATION SITE EASEMENT AGREEMENT	02/15/23	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	05/12/23	2023-2089
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	02/15/23	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	05/12/23	2023-2090
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	09/13/23	Marcele C. Schlichting as Trustee of the Marcele C. Schlichting Revocable Trust	ITC Midwest LLC	09/28/23		2023	4998
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	09/13/23	Duane E. Schlichting and Debra K. Schlichting, Husband and Wife	ITC Midwest LLC	09/28/23		2023	4999
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	09/27/23	Casey E. Schlichting and Teresa S. Schlichting, Husband and Wife	ITC Midwest LLC	10/23/23	2023-5510
IA	CERRO GORDO	ELECTRIC LINE EASEMENT	09/26/23	Ronald D. Schlichting, a Single Person	ITC Midwest LLC	10/23/23	2023-5511

IA	CLARKE	MEMORANDUM OF OPTION	04/25/24	Jerod E. Flaherty and Jessica L. Flaherty, Husband and Wife	ITC Midwest LLC	05/10/24	2024-0585
IA	CLARKE	MEMORANDUM OF OPTION	08/01/23	Todd E. Smith a/k/a Todd Smith and Joyce E. Smith a/k/a Joyce Smith, Husband and Wife	ITC Midwest LLC	08/24/23	2023-1116
IA	CLARKE	MEMORANDUM OF OPTION	08/02/23	Thomas Orvie Hartman a/k/a Thomas O. Hartman, a Single Person	ITC Midwest LLC	08/24/23	2023-1118
IA	CLARKE	MEMORANDUM OF OPTION	08/09/23	Eugene N. Little and Judy R. Little, Husband and Wife	ITC Midwest LLC	09/07/23	2023-1161
IA	CLARKE	MEMORANDUM OF OPTION	08/09/23	Eugene N. Little and Judy R. Little, Husband and Wife	ITC Midwest LLC	09/07/23	2023-1162
IA	CLARKE	MEMORANDUM OF OPTION	08/03/23	June E. Flaherty, Trustee of the June E. Flaherty Revocable Trust Agreement dated June 4, 2010	ITC Midwest LLC	09/07/23	2023-1163
IA	CLARKE	MEMORANDUM OF OPTION	08/10/23	Lucas Robins and Kimber Robins, Husband and Wife	ITC Midwest LLC	09/07/23	2023-1165
IA	CLARKE	MEMORANDUM OF OPTION	08/09/23	Leora I. Keller, a Single Person	ITC Midwest LLC	09/07/23	2023-1166
IA	CLARKE	MEMORANDUM OF OPTION	08/09/23	Richard Hays a/k/a Richard Dean Hays and Myrna Hays a/k/a Myrna Maxine Hays, Husband and Wife	ITC Midwest LLC	09/07/23	2023-1167
IA	CLARKE	MEMORANDUM OF OPTION	08/11/23	Dennis W. Gibbons and Deborah Gibbons a/k/a Deborah R. Gibbons, Husband and Wife	ITC Midwest LLC	09/19/23	2023-1222
IA	CLARKE	MEMORANDUM OF OPTION	08/30/23	Chris Boor a/k/a Christopher E. Boor and Sheila M. Boor, Husband and Wife	ITC Midwest LLC	09/19/23	2023-1223
IA	CLARKE	MEMORANDUM OF OPTION	08/11/23	Dennis W. Gibbons and Deborah Gibbons a/k/a Deborah R. Gibbons, Husband and Wife	ITC Midwest LLC	09/19/23	2023-1224
IA	CLARKE	MEMORANDUM OF OPTION	08/17/23	Marty Lynn Burgus, Trustee of the Dorothy Lucille Burgus Family Trust dated July 24, 2019	ITC Midwest LLC	09/19/23	2023-1225
IA	CLARKE	MEMORANDUM OF OPTION	08/11/23	Dennis W. Gibbons as Trustee of the Robert W. Gibbons Trust	ITC Midwest LLC	09/20/23	2023-1231
IA	CLARKE	MEMORANDUM OF OPTION	09/12/23	Present Tense Properties, L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	10/09/23	2023-1339
IA	CLARKE	MEMORANDUM OF OPTION	09/08/23	David J. Sunds and Terresa Sunds, Husband and Wife	ITC Midwest LLC	10/09/23	2023-1340
IA	CLARKE	MEMORANDUM OF OPTION	09/21/23	Ted Halls and Melanie Halls, Husband and Wife	ITC Midwest LLC	10/09/23	2023-1341
IA	CLARKE	MEMORANDUM OF OPTION	09/12/23	Ricky Friday a/k/a Ricky D. Friday and Juanita Lynn Ferber-Friday, Husband and Wife	ITC Midwest LLC	10/09/23	2023-1342
IA	CLARKE	MEMORANDUM OF OPTION	09/26/23	Zachary Alan Grandfield a/k/a Zachary A. Grandfield a/k/a Zachary Grandfield, a Married Person and Tara Marie Grandfield, his Wife	ITC Midwest LLC	10/09/23	2023-1343
IA	CLARKE	MEMORANDUM OF OPTION	09/21/23	Ted J. Halls and Melanie D. Halls, Husband and Wife	ITC Midwest LLC	10/09/23	2023-1344
IA	CLARKE	MEMORANDUM OF OPTION	10/19/23	Rosa Maria Rodriguez and Ruben Rodriguez, Wife and Husband	ITC Midwest LLC	11/01/23	2023-1465
IA	CLARKE	MEMORANDUM OF OPTION	09/18/23	Chase M. Miller and Shelly Miller, Husband and Wife, and Shadoe S. Miller, a Single Person	ITC Midwest LLC	11/01/23	2023-1466
IA	CLARKE	MEMORANDUM OF OPTION	11/02/23	Justin R. Jones, a Single Person	ITC Midwest LLC	12/06/23	2023-1582
IA	CLARKE	MEMORANDUM OF OPTION	11/16/23	Lucas Robins and Kimber Robins, Husband and Wife	ITC Midwest LLC	12/06/23	2023-1583

IA	CLARKE	MEMORANDUM OF OPTION	11/16/23	Steven L. McClallen as Trustee of the Steven L. McClallen Revocable Trust dated January 27, 2011 and Martha L. McClallen as Trustee of the Martha L. McClallen Revocable Trust dated January 27, 2011	ITC Midwest LLC	12/06/23	2023-1586
IA	CLARKE	MEMORANDUM OF OPTION	12/26/23	Debra S. Anderson and Michael H. Anderson, Wife and Husband, and Cody J. Anderson and Prairie Dawn Anderson, Husband and Wife	ITC Midwest LLC	1/15/24	2024-0061
IA	CLARKE	MEMORANDUM OF OPTION	11/29/23	Donna L. Thomas, a Single Person, Life Estate; Scott D. Thomas and Tammy J. Thomas, Husband and Wife; Kent F. Thomas and Shelly Thomas, Husband and Wife	ITC Midwest LLC	02/05/2024	2024-0131
IA	CLARKE	MEMORANDUM OF OPTION	09/29/23	Jacobsen Family Trust and J Spur Hideout, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	02/05/24	2024-0133
IA	CLARKE	MEMORANDUM OF OPTION	10/20/23	Homestead of Osceola, LLC	ITC Midwest LLC	03/08/2024	2024-0257
IA	CLARKE	MEMORANDUM OF OPTION	02/14/24	Southern Iowa Wholesale, Inc.	ITC Midwest LLC	03/11/24	2024-0266
IA	CLARKE	MEMORANDUM OF OPTION	03/04/24	Terry E. Purtilo, a Single Person	ITC Midwest LLC	04/09/2024	2024-0402
IA	CLARKE	MEMORANDUM OF OPTION	04/24/24	Vicki S. Flaherty and Jerod Flaherty, Trustees, under the Vicki S. Flaherty Trust Share dated October 25, 2021, and any amendments thereto	ITC Midwest LLC	05/10/24	2024-0584
IA	CLARKE	MEMORANDUM OF OPTION	04/25/24	Jerod E. Flaherty and Jessica L. Flaherty, Husband and Wife	ITC Midwest LLC	05/10/24	2024-0586
IA	CLARKE	MEMORANDUM OF OPTION	04/26/24	Tall Grass Farms LLC, an Iowa limited liability company	ITC Midwest LLC	05/31/24	2024-0678
IA	CLARKE	MEMORANDUM OF OPTION	04/26/24	Michael D. Davis, a Single Person	ITC Midwest LLC	05/31/24	2024-0679
IA	CLARKE	MEMORANDUM OF OPTION	08/07/2023	Joel Sporrer, a Single Person	ITC Midwest LLC	06/21/24	2024-0788
IA	CLAYTON	ELECTRIC LINE EASEMENT	12/08/22	Mississippi Valley Effigy Mounds, LC	ITC Midwest LLC	12/21/22	2022R04562
IA	CLINTON	ELECTRIC LINE EASEMENT	07/19/23	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	08/29/23	2023-04617
IA	CLINTON	PARTIAL ASSIGNMENT AND ASSUMPTION AGREEMENT	07/23/24	Maquoketa Municipal Electric Utility, an Iowa municipal electric utility; and the City of Maquoketa, Iowa, an Iowa municipal corporation	ITC Midwest LLC	07/30/24	2024-03769
IA	DALLAS	GUY AND ANCHOR EASEMENT	01/27/23	Queck Capital Management a/k/a Queck Capital Management, LLC	ITC Midwest LLC	02/03/23		2023	1514
IA	DES MOINES	ELECTRIC LINE EASEMENT	04/14/20	Franklin Land LLLP	ITC Midwest LLC	08/17/22	2022-004383
IA	DES MOINES	ELECTRIC LINE EASEMENT	05/19/20	Jordan T. Mohr and Shannon M. Mohr, Husband and Wife	ITC Midwest LLC	08/17/22	2022-004384
IA	DES MOINES	ELECTRIC LINE EASEMENT	03/05/20	Christopher Rhoads, a Single Person	ITC Midwest LLC	08/17/22	2022-004385
IA	DES MOINES	OVERHANG EASEMENT	06/01/20	Janice Jensen a/k/a Janice Frownfelter Jense and Harold G. Jensen, Wife and Husband	ITC Midwest LLC	08/17/22	2022-004386
IA	DES MOINES	OVERHANG EASEMENT	04/04/22	Dale E. Edmonds, a Single Person; Patrick D. Edmonds and Julie A. Edmonds, Husband and Wife; and Alan S. Edmonds and Jolene A. Edmonds, Husband and Wife	ITC Midwest LLC	09/06/22	2022-004718
IA	DES MOINES	ELECTRIC LINE EASEMENT	09/13/21	United States Gypsum Company, an Illinois Corporation	ITC Midwest LLC	09/12/22	2022-004828
IA	DES MOINES	GUY AND ANCHOR EASEMENT	09/13/21	United States Gypsum Company, an Illinois Corporation	ITC Midwest LLC	09/12/22	2022-004829
IA	DES MOINES	OVERHANG EASEMENT	09/20/22	Janice Jensen a/k/a Janice Frownfelter Jense and Harold G. Jensen, Wife and Husband	ITC Midwest LLC	09/20/22	2022-004957

IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	09/19/22	Arlene E. Wright and Jeanette K. Proenneke, Co-Trustees of the Stella L. Ward Trust created by Court Order dated October 15, 2010, filed October 19, 2010, in the Office of the Des Moines County Clerk of Court	ITC Midwest LLC	10/07/22	2022-005221
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	09/19/22	Nancy's Farms, LLC an Iowa Limited Liability Company	ITC Midwest LLC	10/07/22	2022-005222
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	12/20/21	Kevin A. Holtkamp, a Single Person	ITC Midwest LLC	06/13/24	2024-002166
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	10/20/21	Joshua R. Caffrey, a Single Person	ITC Midwest LLC	06/13/24	2024-002169
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	11/11/21	Michael J. Rupp and Melissa A. Rupp f/n/a Melissa A. Spitz, Husband and Wife	ITC Midwest LLC	06/13/24	2024-002164
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	10/20/21	Wanda L. Sandberg Revocable Trust Agreement dated March 8, 2021	ITC Midwest LLC	06/13/24	2024-002157
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	11/03/21	Danny A. Lange, a Single Person	ITC Midwest LLC	06/13/24	2024-002163
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	11/03/21	Rita M. Miller, a Single Person; and Patricia Ann Jones, Trustee Under Last Will and Testament of Clarence Gerald Miller a/k/a C. Gerald Miller	ITC Midwest LLC	01/26/23	2023-000357
IA	DES MOINES	OVERHANG EASEMENT	09/27/21	Wayne L. Ertzinger a/k/a Wayne Lee Ertzinger, a Single Person	ITC Midwest LLC	06/13/24	2024-002168
IA	DES MOINES	ELECTRIC LINE EASEMENT	11/10/21	Wayne L. Ertzinger a/k/a Wayne Lee Ertzinger, a Single Person	ITC Midwest LLC	06/13/24	2024-002167
IA	DES MOINES	OVERHANG EASEMENT	09/22/21	Roger J. Krieger and Janet L. Krieger, Husband and Wife	ITC Midwest LLC	01/26/23	2023-000360
IA	DES MOINES	ELECTRIC LINE EASEMENT	06/16/22	Roger J. Krieger and Janet L. Krieger, Husband and Wife	ITC Midwest LLC	06/13/24	2024-002165
IA	DES MOINES	ELECTRIC LINE EASEMENT	06/16/22	Carol A. Brandt, a Single Person	ITC Midwest LLC	01/27/23	2023-000366
IA	DES MOINES	ELECTRIC LINE EASEMENT	09/02/21	Edward Leroy Murphy a/k/a Edward L. Murphy, a Single Person; and Beverly Joyce Murphy a/k/a Beverly Murphy, a Single Person	ITC Midwest LLC	02/03/23	2023-000472
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	10/14/21	Ronald E. Breuer and Anne M. Breuer, Husband and Wife; and Donald E. Breuer and Ericka B. Breuer, Husband and Wife	ITC Midwest LLC	02/03/23	2023-000477
IA	DES MOINES	ELECTRIC LINE EASEMENT	09/22/21	Woodward Familt LLLP, an Iowa limited liability limited partnership (Contract Seller); and Peter Klees and Lisa Klees, Husband and Wife (Contract Buyers)	ITC Midwest LLC	04/26/23	2023-001625
IA	DES MOINES	ELECTRIC LINE EASEMENT	10/20/21	Donald E. Breuer and Ericka Breuer, Husband and Wife; and Ronald E. Breuer and Anne M. Breuer, Husband and Wife	ITC Midwest LLC	04/26/23	2023-001627
IA	DES MOINES	OVERHANG EASEMENT	09/22/21	Roger J. Krieger and Janet L. Krieger, Husband and Wife	ITC Midwest LLC	04/26/23	2023-001628
IA	DES MOINES	MEMORANDUM OF LEASE AGREEMENT	05/10/23	L & B 21, Inc. f/k/a Shipley Construction Co., an Iowa Corporation	ITC Midwest LLC	08/30/23	2023-003755
IA	DES MOINES	AMENDED AND RESTATED EASEMENT AGREEMENT	10/14/21	Donald E. Breuer and Ericka B. Breuer, Husband and Wife	ITC Midwest LLC	06/13/24	2024-002162
IA	DES MOINES	ASSIGNMENT AGREEMENT	06/05/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	07/15/24	2024-002623
IA	DUBUQUE	OVERHANG EASEMENT	05/10/23	Addoco, Inc. an Iowa business corporation	ITC Midwest LLC	05/30/23	202300004970
IA	FAYETTE	GUY AND ANCHOR EASEMENT	03/29/23	Gene W. Niewoehner and Cheryl A. Niewoehner, Husband and Wife	ITC Midwest LLC	04/20/23		2023	963
IA	FAYETTE	GUY AND ANCHOR EASEMENT	04/19/23	Dale R. Diemer and Cindy A. Diemer as Trustees of the Dale R. Diemer and Cindy A. Diemer Revocable Trust	ITC Midwest LLC	05/31/23		2023	1343

IA	FAYETTE	UNDERGROUND COMMUNICATIONS EASEMENT	06/04/24	Dale R. Diemer and Cindy A. Diemer as Trustees of the Dale R. Diemer and Cindy A. Diemer Revocable Trust	ITC Midwest LLC	06/21/24		2024	1477
IA	FAYETTE	UNDERGROUND COMMUNICATIONS EASEMENT	06/03/24	Kelly Robert Diemer, a Single Person	ITC Midwest LLC	06/21/24		2024	1478
IA	FAYETTE	UNDERGROUND COMMUNICATIONS EASEMENT	06/05/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	06/24/24		2024	1491
IA	GREENE	UNDERGROUND ELECTRIC LINE EASEMENT	06/23/20	Bruce Klahn and Regina Klahn, Husband and Wife	ITC Midwest LLC	06/08/22	2022-1046
IA	GREENE	OVERHANG EASEMENT	08/29/18	David V. Thomas and Geraldine Thomas, Husband and Wife; and John H. Thomas, a Single Person	ITC Midwest LLC	06/08/22	2022-1047
IA	GREENE	OVERHANG EASEMENT	04/04/23	John Beltz, a Single Person	ITC Midwest LLC	04/20/23	2023-0592
IA	GREENE	GUY AND ANCHOR EASEMENT	05/16/23	Greene County Community School District	ITC Midwest LLC	06/16/23	2023-0875
IA	GREENE	ELECTRIC LINE EASEMENT	06/19/24	Heartland Coop, an Iowa cooperative association	ITC Midwest LLC	07/23/24	2024-1042
IA	GREENE	ELECTRIC LINE EASEMENT	08/22/22	Rodney D. Wolf and Kaija S. Kuusisto Wolf, Husband and Wife	ITC Midwest LLC	07/30/24	2024-1100
IA	GREENE	OVERHANG EASEMENT	03/30/22	Mark Williams and Kortni Williams, Husband and Wife	ITC Midwest LLC	07/30/24	2024-1101
IA	GREENE	OVERHANG EASEMENT	09/15/22	Cittil Farms, Inc., an Iowa corporation; and Karl M. Citurs, a Single Person	ITC Midwest LLC	07/30/24	2024-1096
IA	GREENE	OVERHANG EASEMENT	04/25/22	Walters-Citurs Farms, L.L.C.	ITC Midwest LLC	07/30/24	2024-1097
IA	GREENE	OVERHANG EASEMENT	04/29/22	Karl M. Citurs, Trustee of the Karl M. Citurs Revocable Trust, dated February 4, 2022	ITC Midwest LLC	07/30/24	2024-1094
IA	GREENE	OVERHANG EASEMENT	06/03/22	Cittil Farms, Inc.	ITC Midwest LLC	07/30/24	2024-1095
IA	GREENE	OVERHANG EASEMENT	08/11/22	Kidney Farms, Inc.	ITC Midwest LLC	07/30/24	2024-1098
IA	GREENE	OVERHANG EASEMENT	08/11/22	Dean Kidney, a Single Person; and Patricia Elwood and Steven Elwood, Wife and Husband	ITC Midwest LLC	07/30/24	2024-1099
IA	HANCOCK	AMENDED AND RESTATED EASEMENT AGREEMENT	11/21/23	Larry H. Menke, a Single Person	ITC Midwest LLC	01/30/24	24-0106
IA	HANCOCK	AMENDED AND RESTATED EASEMENT AGREEMENT	02/08/24	Northern Natural Gas Company, a Delaware corporation	ITC Midwest LLC	03/11/24	24-0304
IA	HANCOCK	PARTIAL EASEMENT ASSIGNMENT	06/19/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	06/26/24	24-0990
IA	HENRY	ELECTRIC LINE EASEMENT	07/13/21	Michelle Laree Bentler, Trustee of the Darrell Eugene Schenk Trust dated November 13, 2012	ITC Midwest LLC	06/08/23		2023	1045
IA	HENRY	ELECTRIC LINE EASEMENT	07/13/21	Michelle Laree Bentler, Trustee of the Darrell Eugene Schenk Trust dated November 13, 2012	ITC Midwest LLC	06/08/23		2023	1043
IA	HENRY	ELECTRIC LINE EASEMENT	07/28/21	Page Kepper a/k/a Page A. Kepper and Terry C. Cornick, Wife and Husband	ITC Midwest LLC	06/07/23		2023	1028
IA	HENRY	OVERHANG EASEMENT	07/27/21	JBJ Farms, LLLP	ITC Midwest LLC	06/07/23		2023	1030
IA	HENRY	ELECTRIC LINE EASEMENT	07/07/21	Randall Keith Kongable and Linda Jo Kongable, Husband and Wife	ITC Midwest LLC	06/07/23		2023	1029
IA	HENRY	ELECTRIC LINE EASEMENT	07/13/21	Wilma Oberman LLC, an Iowa Limited Liability Company	ITC Midwest LLC	06/07/23		2023	1031
IA	HENRY	ELECTRIC LINE EASEMENT	08/11/21	Remick Farms, Inc.	ITC Midwest LLC	08/08/23		2023	1576
IA	HENRY	ELECTRIC LINE EASEMENT	08/11/21	Remick Farms, Inc.	ITC Midwest LLC	08/08/23		2023	1575
IA	HENRY	OVERHANG EASEMENT	08/11/21	Robert G. Parcell and Janis E. Parcell as Trustees of the Robert G. Parcell and Janis E. Parcell as Trust Agreement Dated December 20, 2018	ITC Midwest LLC	08/08/23		2023	1574
IA	HENRY	ELECTRIC LINE EASEMENT	08/11/21	E.T.A. Farms, Inc., a Colorado corporation	ITC Midwest LLC	08/08/23		2023	1573
IA	HENRY	VEGETATION MANAGEMENT EASEMENT	01/20/22	Chad L. Venghaus and Ashlei N. Venghaus, Husband and Wife	ITC Midwest LLC	08/11/23		2023	1623

IA	HENRY	ELECTRIC LINE EASEMENT	09/08/21	Jason Remick and Lindsay Remick, Husband and Wife	ITC Midwest LLC	08/11/23	2023	1622
IA	HENRY	OVERHANG EASEMENT	09/08/21	Scott Kongable and Jennifer J. Kongable, Husband and Wife; and Stefanie Skroch and Mark D. Skroch, Wife and Husband	ITC Midwest LLC	08/11/23	2023	1621
IA	HENRY	ELECTRIC LINE EASEMENT	09/08/21	Charles J. Gaeta, a Single Person	ITC Midwest LLC	08/11/23	2023	1620
IA	HENRY	MEMORANDUM OF OPTION	09/14/23	Garrett C. Cargill and Jenna M. Cargill, Husband and Wife	ITC Midwest LLC	10/16/23	2023	2189
IA	HENRY	MEMORANDUM OF OPTION	09/19/23	David N. Thomas and Connie I. Thomas, Husband and Wife	ITC Midwest LLC	10/27/23	2023	2301
IA	HENRY	MEMORANDUM OF OPTION	9/27/23	Sam Krieger a/k/a Sam F. Krieger a/k/a Sammual F. Krieger, a Single Person	ITC Midwest LLC	11/02/23	2023	2362
IA	HENRY	MEMORANDUM OF OPTION	10/3/23	Carl J. Scott and Dana C. Scott, Husband and Wife	ITC Midwest LLC	11/02/23	2023	2363
IA	HENRY	MEMORANDUM OF OPTION	10/17/23	Benjamin L. Peiffer, a Single Person	ITC Midwest LLC	11/02/23	2023	2364
IA	HENRY	MEMORANDUM OF OPTION	10/24/23	Marilyn R. Scott, a Single Person	ITC Midwest LLC	11/13/23	2023	2419
IA	HENRY	MEMORANDUM OF OPTION	12/04/23	Jason A. Loving and Jessica L. Loving, Husband and Wife	ITC Midwest LLC	06/05/24	2024	1022
IA	HENRY	MEMORANDUM OF OPTION	12/05/23	Reneson Farms, Inc., an Iowa Corporation	ITC Midwest LLC	06/05/24	2024	1023
IA	HENRY	MEMORANDUM OF OPTION	12/04/23	DeeAnn C. Howard and Johnnie Howard, Wife and Husband	ITC Midwest LLC	06/05/24	2024	1024
IA	HENRY	MEMORANDUM OF OPTION	12/04/23	Deborah Grogan a/k/a Deborah A. Grogan, a Single Person	ITC Midwest LLC	06/05/24	2024	1025
IA	HENRY	MEMORANDUM OF OPTION	12/06/23	Lorraine E. Anderson, Trustee of the Lorraine E. Anderson Inter Vivos Trust Date April 22, 2019	ITC Midwest LLC	06/05/24	2024	1027
IA	HENRY	MEMORANDUM OF OPTION	11/29/23	Sidney J. Davis and Laura L. Davis, Husband and Wife	ITC Midwest LLC	06/05/24	2024	1028
IA	HENRY	MEMORANDUM OF OPTION	11/29/23	Ryan Koenig, a Single Person	ITC Midwest LLC	06/05/24	2024	1029
IA	HENRY	MEMORANDUM OF OPTION	11/29/23	Ryan Koenig, a Single Person; and Ryle Koenig, a Single Person	ITC Midwest LLC	06/05/24	2024	1030
IA	HENRY	MEMORANDUM OF OPTION	11/28/29	Davis Mobile Homes, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	06/05/24	2024	1031
IA	HENRY	MEMORANDUM OF OPTION	11/28/23	Wanda M. Day, a Single Person	ITC Midwest LLC	06/05/24	2024	1032
IA	HENRY	MEMORANDUM OF OPTION	11/29/23	Kenton Buchholz and Tina Buchholz, Husband and Wife	ITC Midwest LLC	06/05/24	2024	1033
IA	HENRY	MEMORANDUM OF OPTION	12/05/23	Pamela Lynn Chapman, a Married Person and Harold Pohren, her Husband	ITC Midwest LLC	06/14/2024	2024	1108
IA	HENRY	MEMORANDUM OF OPTION	06/03/24	City of Rome, Iowa	ITC Midwest LLC	06/26/24	2024	1199
IA	HENRY	MEMORANDUM OF OPTION	06/17/24	Matthew A. Schimmelpfennig, a Single Person	ITC Midwest LLC	07/02/2024	2024	1275
IA	HENRY	MEMORANDUM OF OPTION	06/14/24	Mitchell E. Anderson, Trustee of the Rickey and Kristy Anderson Irrevocable Grantor Trust	ITC Midwest LLC	07/16/2024	2024	1374
IA	HENRY	MEMORANDUM OF OPTION	06/26/24	Merritt Moffett and Diana G. Broeg n/k/a Diana G. Broeg-Moffett, Husband and Wife	ITC Midwest LLC	07/16/2024	2024	1375
IA	HENRY	MEMORANDUM OF OPTION	06/20/24	William B. Remaly and Shannon J. Remaly, Husband and Wife	ITC Midwest LLC	07/16/2024	2024	1376
IA	HENRY	MEMORANDUM OF OPTION	06/20/24	Harriet J. Waters, a Single Person	ITC Midwest LLC	07/16/2024	2024	1377
IA	HENRY	MEMORANDUM OF OPTION	06/26/24	Erik J. Moffett and Amy Jo Moffett, Husband and Wife	ITC Midwest LLC	07/16/2024	2024	1378
IA	HENRY	MEMORANDUM OF OPTION	06/26/24	M B Holdings, LLC	ITC Midwest LLC	07/16/2024	2024	1379
IA	HENRY	MEMORANDUM OF OPTION	07/09/24	Christopher Avery, a Single Person, and Nicole R. Moore, a Single Person	ITC Midwest LLC	07/23/24	2024	1431
IA	HENRY	MEMORANDUM OF OPTION	07/09/24	Curtis Allen Johnson and Amanda Lynn Johnson	ITC Midwest LLC	07/23/24	2024	1432

IA	HENRY	MEMORANDUM OF OPTION	07/08/24	Leslie Loyd and Kathie Loyd, Husband and Wife	ITC Midwest LLC	07/23/24		2024	1433
IA	HENRY	MEMORANDUM OF OPTION	07/08/24	Caleb P. Waters and Kelly Jean Waters, Husband and Wife, and Mark Waters and Bonita S. Waters, Husband and Wife	ITC Midwest LLC	07/23/24		2024	1434
IA	HENRY	MEMORANDUM OF OPTION	07/10/24	The Angus Corporation, an Iowa Corporation	ITC Midwest LLC	07/23/24		2024	1435
IA	HENRY	MEMORANDUM OF OPTION	07/10/24	Todd C. Mabeus and Amy S. Mabeus, Husband and Wife	ITC Midwest LLC	07/23/24		2024	1436
IA	HENRY	ASSIGNMENT AGREEMENT	06/05/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	07/15/24		2024	1368
IA	HOWARD	SUBSTATION SITE EASEMENT AGREEMENT	03/20/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	04/09/24	2024 470	2024	470
IA	IOWA	VEGETATION MANAGEMENT EASEMENT	09/01/20	Lee R. Miller and Pamela Sue Miller, Husband and Wife	ITC Midwest LLC	08/24/22	2022-10834
IA	IOWA	VEGETATION MANAGEMENT EASEMENT	09/01/20	Marlin G. Brenneman and Rosemond R. Brenneman, Husband and Wife	ITC Midwest LLC	08/24/22	2022-10839
IA	IOWA	UNDERGROUND COMMUNICATIONS EASEMENT	05/15/24	MI Rooster Ranch LLC	ITC Midwest LLC	06/24/24		2024	5049
IA	JACKSON	ELECTRIC LINE EASEMENT	05/02/24	Dale Leo Kilburg a/k/a Dale L. Kilburg and Nancy J. Kilburg, Husband and Wife,	ITC Midwest LLC	05/14/24	24-1221
IA	JACKSON	OVERHANG EASEMENT	05/02/24	Dale Leo Kilburg a/k/a Dale L. Kilburg and Nancy J. Kilburg, Husband and Wife,	ITC Midwest LLC	05/14/24	24-1222
IA	JACKSON	GUY AND ANCHOR EASEMENT	05/02/24	Dale Leo Kilburg a/k/a Dale L. Kilburg and Nancy J. Kilburg, Husband and Wife,	ITC Midwest LLC	05/14/24	24-1223
IA	JACKSON	PARTIAL ASSIGNMENT AND ASSUMPTION AGREEMENT	07/23/24	Maquoketa Municipal Electric Utility, an Iowa municipal electric utility; and the City of Maquoketa, Iowa, an Iowa municipal corporation	ITC Midwest LLC	07/30/24	24-2036
IA	JACKSON	ASSIGNMENT AND ASSUMPTION AGREEMENT	07/23/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	07/30/24	24-2035
IA	JEFFERSON	OVERHANG EASEMENT	09/19/22	Jefferson County Hospital	ITC Midwest LLC	09/21/22	2022-2408
IA	JEFFERSON	MEMORANDUM OF OPTION	09/06/23	Eugene R. Person and Jane P. Person, Husband and Wife	ITC Midwest LLC	10/16/23	2023-2171
IA	JEFFERSON	MEMORANDUM OF OPTION	09/13/23	LaVerne and Judy Weber Revocable Trust	ITC Midwest LLC	10/16/23	2023-2168
IA	JEFFERSON	MEMORANDUM OF OPTION	09/06/23	Addie K. Giltner, a Single Person	ITC Midwest LLC	10/17/23	2023-2173
IA	JEFFERSON	MEMORANDUM OF OPTION	09/12/23	Schaus-Vorhies Kleaning, Inc.	ITC Midwest LLC	10/18/23	2023-2187
IA	JEFFERSON	MEMORANDUM OF OPTION	08/30/23	Edythe J. Graby, a Single Person	ITC Midwest LLC	10/18/23	2023-2186
IA	JEFFERSON	MEMORANDUM OF OPTION	09/06/23	Joshua M. Travis & Dawn L. Travis, Husband and Wife	ITC Midwest LLC	10/18/23	2023-2185
IA	JEFFERSON	MEMORANDUM OF OPTION	08/30/23	John D. Dahl & Melva L. Dahl Trust, Dated 9/21/00, John D. Dahl & Melva L. Dahl, Trustees	ITC Midwest LLC	10/18/23	2023-2181
IA	JEFFERSON	MEMORANDUM OF OPTION	08/30/23	Schillerstrom Farms, LLC	ITC Midwest LLC	10/18/23	2023-2177
IA	JEFFERSON	MEMORANDUM OF OPTION	08/29/23	Charles R. McNeeley and Rae R. McNeeley, Husband and Wife	ITC Midwest LLC	10/18/23	2023-2178
IA	JEFFERSON	MEMORANDUM OF OPTION	09/19/23	Jeffrey Koontz, Trustee of the Koontz Family Trust f/b/o Patricia Koontz Small (Contract Seller); and Jeffrey Koontz, a Single Person (Contract Buyer)	ITC Midwest LLC	10/24/23	2023-2217
IA	JEFFERSON	MEMORANDUM OF OPTION	09/20/23	Harold Mosinski, a Single Person	ITC Midwest LLC	10/24/23	2023-2218
IA	JEFFERSON	MEMORANDUM OF OPTION	09/19/23	Jeffrey D. Higdon and Michelle L. Higdon, Husband and Wife	ITC Midwest LLC	10/24/23	2023-2219
IA	JEFFERSON	MEMORANDUM OF OPTION	09/20/23	Fred O. McElwee and Ann M. McElwee, Husband and Wife	ITC Midwest LLC	10/24/23	2023-2220
IA	JEFFERSON	MEMORANDUM OF OPTION	09/07/2023	Judith K. Dickey and David G. Dickey, Trustees of the Judy K. Dickey Revocable Trust dated May 28, 1997	ITC Midwest LLC	10/24/23	2023-2224
IA	JEFFERSON	MEMORANDUM OF OPTION	09/06/23	Gerald E. Adam, Trustee of the G. Adam Trust	ITC Midwest LLC	10/26/23	2023-2234

IA	JEFFERSON	MEMORANDUM OF OPTION	09/13/23	Larry W. Angstead and Paula A. Angstead, Husband and Wife	ITC Midwest LLC	10/26/23	2023-2235
IA	JEFFERSON	MEMORANDUM OF OPTION	09/13/23	Donald E. Wallace, Jr., a Single Person	ITC Midwest LLC	10/26/23	2023-2236
IA	JEFFERSON	MEMORANDUM OF OPTION	09/13/23	Richard J. Westhoff, a Single Person	ITC Midwest LLC	10/26/23	2023-2237
IA	JEFFERSON	MEMORANDUM OF OPTION	09/06/23	Kenneth N. Carlson, a Single Person	ITC Midwest LLC	10/26/23	2023-2238
IA	JEFFERSON	MEMORANDUM OF OPTION	09/20/23	T & S Middlekoop Farms LLC, an Iowa limited liability company	ITC Midwest LLC	10/27/23	2023-2260
IA	JEFFERSON	MEMORANDUM OF OPTION	09/27/23	Mary Louise Lyons a/k/a Mary L. Lyons, a Single Person	ITC Midwest LLC	10/27/23	2023-2259
IA	JEFFERSON	MEMORANDUM OF OPTION	09/26/23	Regina Allen, a Single Person	ITC Midwest LLC	10/27/23	2023-2258
IA	JEFFERSON	MEMORANDUM OF OPTION	09/27/23	Nelco Farms, Inc., an Iowa corporation	ITC Midwest LLC	10/27/23	2023-2256
IA	JEFFERSON	MEMORANDUM OF OPTION	09/27/23	Jack E. Burnham and Susan C. Burnham, Husband and Wife	ITC Midwest LLC	10/27/23	2023-2257
IA	JEFFERSON	MEMORANDUM OF OPTION	10/19/23	Marian Louise Luedtke, Trustee of the Louise Luedtke Revocable Trust dated January 27, 2020	ITC Midwest LLC	11/02/23	2023-2307
IA	JEFFERSON	MEMORANDUM OF OPTION	10/03/23	Michael L. Ledger and Patricia Ann Ledger, Husband and Wife	ITC Midwest LLC	11/03/23	2023-2323
IA	JEFFERSON	MEMORANDUM OF OPTION	10/04/23	Jeffrey S. P. Engwall and Rachel Ann Engwall, Husband and Wife	ITC Midwest LLC	11/03/23	2023-2322
IA	JEFFERSON	MEMORANDUM OF OPTION	10/12/23	Richard A. Smithburg a/k/a Richard Allen Smithburg and Suzie Smithburg, Husband and Wife	ITC Midwest LLC	11/03/23	2023-2321
IA	JEFFERSON	MEMORANDUM OF OPTION	10/12/23	Nathan L. Nelson, Trustee of the Edward L. Nelson Irrevocable Trust dated October 14, 2015	ITC Midwest LLC	11/03/23	2023-2320
IA	JEFFERSON	MEMORANDUM OF OPTION	09/27/23	Nelco Farms, Inc., an Iowa corporation	ITC Midwest LLC	11/08/23	2023-2363
IA	JEFFERSON	MEMORANDUM OF OPTION	10/19/23	Randy R. Hellweg and Jodi K. Hellweg, Husband and Wife	ITC Midwest LLC	11/09/23	2023-2377
IA	JEFFERSON	MEMORANDUM OF OPTION	10/24/23	Lenore C. Shafer, a Single Person	ITC Midwest LLC	11/09/23	2023-2378
IA	JEFFERSON	MEMORANDUM OF OPTION	10/24/23	J3 Acres, L.L.C.	ITC Midwest LLC	11/13/23	2023-2382
IA	JEFFERSON	MEMORANDUM OF OPTION	10/24/23	J3 Acres, L.L.C.	ITC Midwest LLC	11/13/23	2023-2381
IA	JEFFERSON	MEMORANDUM OF OPTION	10/11/23	Donald L. Dailey a/k/a Donald Dailey, a Single Person	ITC Midwest LLC	11/13/23	2023-2384
IA	JEFFERSON	MEMORANDUM OF OPTION	10/11/23	Got Acres LLLP, an Iowa limited liability partnership	ITC Midwest LLC	11/13/23	2023-2383
IA	JEFFERSON	MEMORANDUM OF OPTION	11/8/23	Douglas A. Dye, a Single Person	ITC Midwest LLC	12/6/23	2023-2558
IA	JEFFERSON	MEMORANDUM OF OPTION	11/8/23	Matthew A. Waddle, a Married Person	ITC Midwest LLC	12/6/23	2023-2559
IA	JEFFERSON	MEMORANDUM OF OPTION	11/1/23	Carol A. Nelson, a Single Person	ITC Midwest LLC	12/6/23	2023-2560
IA	JEFFERSON	MEMORANDUM OF OPTION	11/2/23	Stanley R. Kroll and Sharol A. Kroll, Husband and Wife as Contract Sellers, and Joseph P. Burgmeier and Michelle J. Burgmeier, Husband and Wife as Contract Purchasers	ITC Midwest LLC	12/6/23	2023-2570
IA	JEFFERSON	MEMORANDUM OF OPTION	10/31/23	Aaron S. Graber, a Single Person	ITC Midwest LLC	12/6/23	2023-2572
IA	JEFFERSON	MEMORANDUM OF OPTION	11/1/23	Lawrence E. Harryman and Connie L. Harryman, Husband and Wife	ITC Midwest LLC	12/6/23	2023-2571
IA	JEFFERSON	MEMORANDUM OF OPTION	11/1/23	Joan E. Salts and James T. Salts, Trustees of the James and Joan Salts Revocable Trust	ITC Midwest LLC	12/6/23	2023-2575
IA	JEFFERSON	MEMORANDUM OF OPTION	11/1/23	Rauscher Farms, Corp.	ITC Midwest LLC	12/6/23	2023-2573
IA	JEFFERSON	MEMORANDUM OF OPTION	10/23/03	Justin Steven Andrew Engwall a/k/a Justin S. Engwall and Christine Elizabeth Engwall, Husband and Wife	ITC Midwest LLC	12/7/23	2023-2576
IA	JEFFERSON	MEMORANDUM OF OPTION	11/13/23	Joseph and Sandra Nelson Revocable Trust	ITC Midwest LLC	12/7/23	2023-2579
IA	JEFFERSON	INDIVIDUAL TRUSTEE'S AFFIDAVIT	10/4/23	Douglas S. Johnson Residuary Trust, By Lynne M. Johnson, Co Trustee	ITC Midwest LLC	12/7/23	2023-2580

IA	JEFFERSON	INDIVIDUAL TRUSTEE'S AFFIDAVIT	10/4/23	Douglas S. Johnson Residuary Trust, By Kristofor Johnson, Co Trustee	ITC Midwest LLC	12/7/23	2023-2581
IA	JEFFERSON	MEMORANDUM OF OPTION	10/4/23	Kristofor Johnson and Lynne M. Johnson, Trustee of the Douglas S. Johnson Residuary Trust	ITC Midwest LLC	12/7/23	2023-2582
IA	JEFFERSON	INDIVIDUAL TRUSTEE'S AFFIDAVIT	10/4/23	Douglas S. Johnson Residuary Trust, By Kristofor Johnson, Co Trustee	ITC Midwest LLC	12/7/23	2023-2583
IA	JEFFERSON	INDIVIDUAL TRUSTEE'S AFFIDAVIT	10/4/23	Douglas S. Johnson Residuary Trust, By Lynne M. Johnson, Co Trustee	ITC Midwest LLC	12/7/23	2023-2584
IA	JEFFERSON	MEMORANDUM OF OPTION	10/4/23	Douglas S. Johnson Residuary Trust, By Lynne M. Johnson, Co Trustee	ITC Midwest LLC	12/7/23	2023-2586
IA	JEFFERSON	MEMORANDUM OF OPTION	11/13/23	The City of Fairfield, Iowa	ITC Midwest LLC	12/7/23	2023-2587
IA	JEFFERSON	AMENDED AND RESTATED EASEMENT AGREEMENT	11/13/23	Robert Ray Brown and Shelley A. Brown, Husband and Wife	ITC Midwest LLC	05/21/24	2024-0917
IA	JEFFERSON	MEMORANDUM OF OPTION	10/18/23	David P. Miller, as Trustee of the David P. Miller Trust a/k/a David Miller Trust	ITC Midwest LLC	05/22/24	2024-0931
IA	JEFFERSON	MEMORANDUM OF OPTION	11/14/23	Robert Deutsch, a Single Person	ITC Midwest LLC	06/03/24	2024-1013
IA	JEFFERSON	MEMORANDUM OF OPTION	11/14/23	Robert Larry Deutsch, a Single Person; Justin R. Deutsch and Stacia Deutsch, Husband and Wife; and Jennifer A. Deutsch, a Single Person	ITC Midwest LLC	06/03/24	2024-1014
IA	JEFFERSON	MEMORANDUM OF OPTION	11/14/23	Justin R. Deutsch and Stacia Deutsch, Husband and Wife	ITC Midwest LLC	06/03/24	2024-1015
IA	JEFFERSON	MEMORANDUM OF OPTION	11/29/23	Malak Nour, as Trustee of the Malak Nour Trust, dated September 14, 2020	ITC Midwest LLC	06/03/24	2024-1023
IA	JEFFERSON	MEMORANDUM OF OPTION	11/21/23	Floy Letitia Stutzman as Trustee of The Floy Letitia Stutzman Revocable Trust	ITC Midwest LLC	06/03/24	2024-1025
IA	JEFFERSON	MEMORANDUM OF OPTION	04/15/24	Kenneth L. Nelson and Alice G. Nelson, Husband and Wife	ITC Midwest LLC	07/08/24	2024-1245
IA	JEFFERSON	MEMORANDUM OF OPTION	07/01/24	Matthew Waddle and Aura M. Waddle, Husband and Wife	ITC Midwest LLC	07/15/24	2024-1296
IA	JEFFERSON	MEMORANDUM OF OPTION	11/20/23	Ivan and Marian Peters Revocable Trust dated May 19, 2016	ITC Midwest LLC	07/30/24	2024-1413
IA	JEFFERSON	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/24	Derek B. Wellington as Trustee of the Derek Wellington Revocable Trust dated January 16, 2023	ITC Midwest LLC	07/31/24	2024-1421
IA	JOHNSON	ELECTRIC LINE EASEMENT	08/26/20	Brian Michael Miller and Kally Miller, Husband and Wife	ITC Midwest LLC	08/12/22		6415	555
IA	JOHNSON	ELECTRIC LINE EASEMENT	07/31/23	Stephen R. Murphy and Sandra L. Murphy, Husband and Wife	ITC Midwest LLC	08/30/23		6511	615
IA	JOHNSON	MEMORANDUM OF OPTION	04/02/24	Jerry D. Crozier and Leslie A. Crozier, Husband and Wife	ITC Midwest LLC	05/31/24		6665	66
IA	JOHNSON	MEMORANDUM OF OPTION	04/17/24	Gary A. Swenka and Patricia R. Swenka, Husband and Wife	ITC Midwest LLC	07/03/24		6575	560
IA	JONES	UNDERGROUND COMMUNICATIONS EASEMENT	12/02/22	Linda L. Ballou and William L. Ballou, Trustees of the Ballou Family Revocable Trust U/D/O August 15, 2012	ITC Midwest LLC	12/13/22	2022-3495
IA	JONES	UNDERGROUND COMMUNICATIONS EASEMENT	11/29/22	Mark W. Ballou and Jennifer L. Ballou, Husband and Wife	ITC Midwest LLC	12/13/22	2022-3497
IA	JONES	UNDERGROUND COMMUNICATIONS EASEMENT	02/14/23	Linda L. Ballou and William L. Ballou, Trustees of the Ballou Family Revocable Trust U/D/O August 15, 2012	ITC Midwest LLC	02/28/23	2023-0456
IA	KOSSUTH	ELECTRIC LINE EASEMENT	06/06/23	Lucas L. Jansen and Candy L. Jansen, Husband and Wife	ITC Midwest LLC	08/01/23	2023 1949
IA	KOSSUTH	GUY AND ANCHOR EASEMENT	06/06/23	Lucas L. Jansen and Candy L. Jansen, Husband and Wife	ITC Midwest LLC	08/01/23	2023 1950
IA	KOSSUTH	GUY AND ANCHOR EASEMENT	05/26/23	Dale L. Price and Elaine I. Price, as Trustees of the Dale L. and Elaine I. Price Revocable Trust	ITC Midwest LLC	08/01/23	2023 1952

IA	KOSSUTH	AMENDED AND RESTATED EASEMENT AGREEMENT	05/26/23	Dale L. Price and Elaine I. Price, as Trustees of the Dale L. and Elaine I. Price Revocable Trust	ITC Midwest LLC	08/30/23	2023 2212
IA	KOSSUTH	GUY AND ANCHOR EASEMENT	10/12/23	Dale L. Price and Elaine I. Price, as Trustees of the Dale L. and Elaine I. Price Revocable Trust	ITC Midwest LLC	12/06/23	2023 3039
IA	LEE	ELECTRIC LINE EASEMENT	08/25/21	Harold Ray Humphreys and Pamela Sue Humphreys, Husband and Wife	ITC Midwest LLC	02/03/23		2023	447
IA	LEE	OVERHANG EASEMENT	02/16/23	Twin Rivers Storage, Inc., an Iowa Corporation	ITC Midwest LLC	04/10/23		2023	1220
IA	LEE	ELECTRIC LINE EASEMENT	10/12/23	CubsCards, LLC, an Iowa limited liability company	ITC Midwest LLC	11/03/23		2023	4125
IA	LEE	MEMORANDUM OF OPTION	11/29/23	Thomas M. Orton and Ruth Ann Orton, Husband and Wife	ITC Midwest LLC	06/05/24		2024	1975
IA	LEE	MEMORANDUM OF OPTION	11/28/23	Brian Joseph Meierotto, a Single Person	ITC Midwest LLC	06/05/24		2024	1976
IA	LEE	MEMORANDUM OF OPTION	11/30/23	Milo J. Orton, a Single Person	ITC Midwest LLC	06/05/24		2024	1977
IA	LEE	AMENDED AND RESTATED EASEMENT AGREEMENT	11/23/21	Larry Fraise and Dawn Fraise, Husband and Wife; and Ronald Fraise and Kim Fraise, Husband and Wife	ITC Midwest LLC	07/17/24		2024	2573
IA	LEE	AMENDED AND RESTATED EASEMENT AGREEMENT	10/14/21	Leroy Dean Mabeus and Kathleen Ann Mabeus, Husband and Wife	ITC Midwest LLC	07/17/24		2024	2574
IA	LEE	ELECTRIC LINE EASEMENT	08/05/21	Beach Investments, LLC	ITC Midwest LLC	07/17/24		2024	2575
IA	LINN	OVERHANG EASEMENT	06/13/23	Menard, Inc.	ITC Midwest LLC	07/10/23		11521	72618
IA	LINN	MEMORANDUM OF OPTION	07/13/23	Stacey O. Bakker and Jeremy Bakker, Wife and Husband	ITC Midwest LLC	08/17/23	2750017	11521	89737
IA	LINN	ELECTRIC LINE EASEMENT	09/07/23	City of Marion, Iowa	ITC Midwest LLC	09/20/23		11522	3692
IA	LINN	MEMORANDUM OF OPTION	08/11/23	William C. Stallman, a Single Person	ITC Midwest LLC	09/22/23	2753489	11522	5162
IA	LINN	MEMORANDUM OF OPTION	08/11/23	Brian Stallman and Jean A. Stallman, Husband and Wife	ITC Midwest LLC	10/12/23	2755246	11522	13171
IA	LINN	MEMORANDUM OF OPTION	08/30/23	Zamastil and Brani Zamastil, Husband and Wife	ITC Midwest LLC	10/13/23	2755471	11522	14178
IA	LINN	MEMORANDUM OF OPTION	11/08/23	William C. Stallman, a Single Person; Linda Lough and Clifford Lough, Wife and Husband; and Karen Stallman, a Single Person	ITC Midwest LLC	12/05/23	2759563	11522	31863
IA	LINN	MEMORANDUM OF OPTION	11/10/23	Sweet Grass Farms, Inc., and Iowa corporation and Tom Hughes, LLC, an Iowa limited liability company	ITC Midwest LLC	12/06/23	2759611	11522	32155
IA	LINN	VEGETATION MANAGEMENT EASEMENT	12/04/23	Rosslare Capital Investments, L.L.C., a limited liability company	ITC Midwest LLC	01/24/24		11522	46506
IA	LINN	MEMORANDUM OF OPTION	03/18/24	Margaret Flaherty a/k/a Margaret Mary Flaherty, a Single Person	ITC Midwest LLC	05/10/24		11522	82885
IA	LINN	MEMORANDUM OF OPTION	03/12/24	Patrick M. Flaherty and Lisa K. Flaherty, Husband and Wife	ITC Midwest LLC	05/10/24		11522	82878
IA	LINN	MEMORANDUM OF OPTION	03/18/24	Patrick M. Flaherty and Lisa Flaherty, Husband and Wife; and John Robert Flaherty, a Single Person	ITC Midwest LLC	05/10/24		11522	82854
IA	LINN	MEMORANDUM OF OPTION	03/18/24	Margaret Flaherty, a Single Person; Patrick Flaherty and Lisa Flaherty, Husband and Wife; and John Robert Flaherty, a Single Person,	ITC Midwest LLC	05/10/24		11522	82892
IA	LINN	MEMORANDUM OF OPTION	03/13/24	Jo Ann Kramer a/k/a Jo Ann C. Kramer a/k/a Jo Ann F. Kramer, a Single Person; Jo Ann F. Kramer, as Trustee of the Jo Ann Flaherty Kramer Family Trust, established June 15, 1995; and Flaherty Farm LLC	ITC Midwest LLC	05/10/24		11522	82900

IA	LINN	MEMORANDUM OF OPTION	05/21/24	The David L Nemec Family Trust Created Under the David L. Nemec Revocable Trust dated September 23, 2019; and The Joanne K Nemec Revocable Trust dated September 23, 2019, as it may be amended from time to time	ITC Midwest LLC	07/02/2024		11523	5167
IA	LOUISA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/07/21	G. Chris Buffington and Marcia L. Buffington, Husband and Wife	ITC Midwest LLC	06/07/23	2023-0652
IA	LOUISA	OVERHANG EASEMENT	07/13/21	Crammond Farms, Inc.	ITC Midwest LLC	06/07/23	2023-0653
IA	LOUISA	ELECTRIC LINE EASEMENT	07/27/21	Larry C. Dessner and Patricia A. Dessner, Husband and Wife	ITC Midwest LLC	06/07/23	2023-0654
IA	LOUISA	OVERHANG EASEMENT	06/30/21	Milton H. Hayes, as Trustee of the Milton H. Hayes Revocable Trust, dated June 17, 2016; and Carol J. Meeker-Hayes, as Trustee of the Carol J. Meeker-Hayes Revocable Trust, dated June 17, 2016	ITC Midwest LLC	06/07/23	2023-0655
IA	LOUISA	OVERHANG EASEMENT	07/08/21	Milton H. Hayes, as Trustee of the Milton H. Hayes Revocable Trust, dated June 17, 2016; and Carol J. Meeker-Hayes, as Trustee of the Carol J. Meeker-Hayes Revocable Trust, dated June 17, 2016	ITC Midwest LLC	06/07/23	2023-0656
IA	LOUISA	ELECTRIC LINE EASEMENT	07/20/21	Daniel C. Holsteen and Merideth J. Holsteen, Husband and Wife	ITC Midwest LLC	06/07/23	2023-0657
IA	LOUISA	OVERHANG EASEMENT	07/27/21	JBJ Farms, LLLP	ITC Midwest LLC	06/07/23	2023-0659
IA	LOUISA	VEGETATION MANAGEMENT EASEMENT	07/14/21	Ernest Clifford Kilpatrick, a Single Person	ITC Midwest LLC	06/07/23	2023-0660
IA	LOUISA	ELECTRIC LINE EASEMENT	07/27/21	Sharon K. Mabeus, a Single Person	ITC Midwest LLC	06/07/23	2023-0661
IA	LOUISA	ELECTRIC LINE EASEMENT	07/08/21	Dianna M. Winder, Trustee of the Nellie M. Stineman Trust, dated December 27, 2000, FBO Dianna M. Winder; and Mary Ann Allworth, Trustee of the Nellie M. Stineman Trust, dated December 27, 2000, FBO Mary Ann Allworth	ITC Midwest LLC	06/08/23	2023-0667
IA	LOUISA	ELECTRIC LINE EASEMENT	07/29/21	Sandra Jane Wyss and Roger Jay Wyss, Wife and Husband; David Lee Shadle and Christine Shadle, Husband and Wife; and Michelle Lea Baker f/k/a Michelle Lea Todd and Clifford Baker, Wife and Husband	ITC Midwest LLC	06/08/23	2023-0669
IA	LOUISA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/13/21	Farrel D. Smylie Trust dated August 31, 1988, and Lucile I. Smylie Trust dated August 31, 1988	ITC Midwest LLC	06/08/23	2023-0666
IA	LOUISA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/27/21	Jamie K. Robison n/k/a Jamie K. Wells and Joseph Michael Wells a/k/a J. Michael Wells, Wife and Husband	ITC Midwest LLC	06/08/23	2023-0668
IA	LOUISA	ELECTRIC LINE EASEMENT	08/09/21	City of Columbus City, Iowa, a municipal corporation	ITC Midwest LLC	08/08/23	2023-0952
IA	LOUISA	OVERHANG EASEMENT	08/18/21	Melvin B. Jennings and Jane Jennings, Husband and Wife	ITC Midwest LLC	08/08/23	2023-0953
IA	LOUISA	ELECTRIC LINE EASEMENT	08/24/21	John Elliott, Trustee of the Joyce Ann Elliott Trust dated November 6, 1997	ITC Midwest LLC	08/08/23	2023-0951
IA	LOUISA	ELECTRIC LINE EASEMENT	08/10/21	Glen David Ball a/k/a Glen D. Ball, a Single Person	ITC Midwest LLC	08/08/23	2023-0945
IA	LOUISA	OVERHANG EASEMENT	10/07/21	James E. Ball, a Single Person; and Glen D. Ball a/k/a Glen David Ball, a Single Person	ITC Midwest LLC	08/08/23	2023-0947
IA	LOUISA	ELECTRIC LINE EASEMENT	08/10/21	James E. Ball, a Single Person; and Glen D. Ball a/k/a Glen David Ball, a Single Person	ITC Midwest LLC	08/08/23	2023-0946
IA	LOUISA	ELECTRIC LINE EASEMENT	08/24/21	TJL Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	08/08/23	2023-0948

IA	LOUISA	ELECTRIC LINE EASEMENT	07/14/21	TJL Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	08/08/23	2023-0949
IA	LOUISA	OVERHANG EASEMENT	08/04/21	Beckman Acres, Inc., an Iowa corporation	ITC Midwest LLC	08/08/23	2023-0950
IA	LOUISA	OVERHANG EASEMENT	08/09/21	Charlene M. Seggerman and Eddie B. Seggerman, Wife and Husband; and Marjorie Patterson, a Single Person	ITC Midwest LLC	08/08/23	2023-0954
IA	LOUISA	ELECTRIC LINE EASEMENT	08/18/21	Robert Boyd Boysen and Jacquelyn K. Larsen, Husband and Wife; A.J. Boysen, Trustee U/T/A dated March 29, 1996; and Timothy Harold Rowe and Karen Boysen Rowe, Trustees of the Timothy Harold Rowe and Karen Boysen Rowe 2012 Family Revocable Trust dated July 23, 2012, a/k/a The Rowe Family Trust dated July 23, 2012	ITC Midwest LLC	08/08/23	2023-0955
IA	LOUISA	OVERHANG EASEMENT	09/01/21	Leon Rossiter, as Trustee of the Leon Rossiter Trust dated the 22nd day of March, 1994; and Leon Rossiter, as Successor Trustee of the Shilrley Rossiter Trust dated the 22nd day of March, 1994	ITC Midwest LLC	08/08/23	2023-0944
IA	LOUISA	OVERHANG EASEMENT	08/18/21	Helmig Land L.L.C.	ITC Midwest LLC	08/11/23	2023-0983
IA	LOUISA	OVERHANG EASEMENT	08/18/21	Helmig Land L.L.C.	ITC Midwest LLC	08/11/23	2023-0984
IA	LOUISA	ELECTRIC LINE EASEMENT	08/12/21	Cecillio Perez and Maria O. Perez, Husband and Wife	ITC Midwest LLC	08/11/23	2023-0989
IA	LOUISA	ELECTRIC LINE EASEMENT	08/11/21	Aarren D. Asher, a Single Person	ITC Midwest LLC	08/11/23	2023-0973
IA	LOUISA	ELECTRIC LINE EASEMENT	08/17/21	Jonathan W. O. Collier, a Single Person; and Marjorie A. Wirth, a Single Person	ITC Midwest LLC	08/11/23	2023-0975
IA	LOUISA	OVERHANG EASEMENT	10/14/21	Mary A. Riley, a Single Person	ITC Midwest LLC	08/11/23	2023-0990
IA	LOUISA	ELECTRIC LINE EASEMENT	09/29/21	Robert M. Contant, Sr., Trustee of the Robert M. Contant, Sr. Trust established December 20, 1988, by Robert M. Contant, Sr., Trustor; and Thomas C. Contant, Trustee of The 1997 Thomas C. Contant Seperate Property Trust established October 9, 1997, by Thomas C. Contant, Trustor	ITC Midwest LLC	08/11/23	2023-0976
IA	LOUISA	OVERHANG EASEMENT	10/07/21	Janice L. Grimm, Trustee of the Janice L. Grimm Revocable Trust dated October 7, 2003	ITC Midwest LLC	08/11/23	2023-0981
IA	LOUISA	ELECTRIC LINE EASEMENT	09/08/21	Rick L. Mabeus a/k/a Ricky L. Mabeus and Maxine R. Mabeus, Husband and Wife	ITC Midwest LLC	08/11/23	2023-0987
IA	LOUISA	OVERHANG EASEMENT	09/01/21	David E. Lanz and Tami J. Lanz, Husband and Wife; and Daniel J. Lanz and Autumn J. Lanz, Husband and Wife	ITC Midwest LLC	08/11/23	2023-0985
IA	LOUISA	OVERHANG EASEMENT	09/24/21	William A. Schneider, Trustee of the Caren S. Schneider 2020 Family Trust dated November 30, 2020	ITC Midwest LLC	08/11/23	2023-0992
IA	LOUISA	OVERHANG EASEMENT	08/19/21	Martha Jean Young, a Single Person; and Susan Drake Dye, Trustee of the Susan Drake Dye Revocable Trust dated February 6, 1995	ITC Midwest LLC	08/11/23	2023-0994
IA	LOUISA	ELECTRIC LINE EASEMENT	08/18/21	Delbert W. Dotson and Linda L. Dotson, Husband and Wife	ITC Midwest LLC	08/11/23	2023-0978
IA	LOUISA	ELECTRIC LINE EASEMENT	08/19/21	Elton M. Rust and Barbara M. Rust, Husband and Wife	ITC Midwest LLC	08/11/23	2023-0991

IA	LOUISA	ELECTRIC LINE EASEMENT	09/06/21	Maria Patricia Hernandez a/k/a Maria Patricia Hernandez Martinez and Francisco S. Martinez, Wife and Husband	ITC Midwest LLC	08/11/23	2023-0988
IA	LOUISA	ELECTRIC LINE EASEMENT	09/09/21	John H. Donaldson, Trustee of the John H. Donaldson Revocable Trust dated January 11, 2021	ITC Midwest LLC	08/11/23	2023-0977
IA	LOUISA	OVERHANG EASEMENT	09/01/21	Marvin L. Hardy, a Single Person; and Ruth Eileen Pickard and Edwin C. Pickard, Wife and Husband	ITC Midwest LLC	08/11/23	2023-0982
IA	LOUISA	OVERHANG EASEMENT	08/25/21	Diane K. Gerst, as Trustee under the provisions of the Phyllis R. Knobloch Trust dated the 30th day of May, 2001, as amended on April 7, 2021	ITC Midwest LLC	08/11/23	2023-0979
IA	LOUISA	OVERHANG EASEMENT	08/17/21	Stoney Brook Farms, Ltd.	ITC Midwest LLC	08/11/23	2023-0993
IA	LOUISA	ELECTRIC LINE EASEMENT	08/17/21	Michael Charles Laughlin and Timothy Lee Laughlin as Co-Executors of the Estate of Myrtle R. Laughlin; and Michael Charles Laughlin and Deborah Laughlin, Husband and Wife; and Timothy Lee Laughlin and Melissa Laughlin, Husband and Wife	ITC Midwest LLC	08/11/23	2023-0986
IA	LOUISA	ELECTRIC LINE EASEMENT	08/03/21	Sylvia S. Chatterton, sole Trustee, or her successors in trust, under the Sylvia S. Chatterton Living Trust, dated October 1, 2014, and any amendments thereto	ITC Midwest LLC	08/11/23	2023-0974
IA	LOUISA	AMENDED AND RESTATED EASEMENT AGREEMENT	08/03/21	Jamie Gillette, a Single Person	ITC Midwest LLC	08/11/23	2023-0980
IA	MADISON	MEMORANDUM OF OPTION	07/27/23	Theresa Clark, a Single Person	ITC Midwest LLC	08/24/23		2023	2006
IA	MADISON	MEMORANDUM OF OPTION	08/02/23	Mark Hollingsworth a/k/a Mark B. Hollingsworth and Brenda I. Hollingsworth, Husband and Wife	ITC Midwest LLC	08/24/23		2023	2014
IA	MADISON	MEMORANDUM OF OPTION	08/03/23	James Russell Keating and Cynthia L. Keating, Husband and Wife	ITC Midwest LLC	08/24/23		2023	2015
IA	MADISON	MEMORANDUM OF OPTION	08/02/23	Mark E. Knutson a/k/a Mark Knutson and Diane K. Knutson a/k/a Diane Knutson, Husband and Wife	ITC Midwest LLC	08/24/23		2023	2016
IA	MADISON	MEMORANDUM OF OPTION	08/11/23	Dennis W. Gibbons and Deborah Gibbons a/k/a Deborah R. Gibbons, Husband and Wife	ITC Midwest LLC	09/19/23		2023	2273
IA	MADISON	MEMORANDUM OF OPTION	08/16/23	Jeffrey W. Harper and Julie A. Harper, Husband and Wife	ITC Midwest LLC	9/20/23		2023	2285
IA	MADISON	MEMORANDUM OF OPTION	08/21/23	Tiffiny A. Van Pelt-Elding f/k/a Tiffiny Martinez and Brant John Elding, Her Husband, and Jesse Martinez, a Married Person, and Steven Van Pelt, a Single Person	ITC Midwest LLC	9/20/23		2023	2286
IA	MADISON	MEMORANDUM OF OPTION	08/31/23	Larry H. Utsler and Michelle J. Utsler Family Trust dated June 12, 2019	ITC Midwest LLC	09/21/23		2023	2307
IA	MADISON	MEMORANDUM OF OPTION	08/17/23	LN Farms, LLC	ITC Midwest LLC	10/09/23		2023	2482
IA	MADISON	MEMORANDUM OF OPTION	09/19/23	Neil W. Busch, Single Person; and Laura A. Baker, a Single Person	ITC Midwest LLC	10/09/23		2023	2483
IA	MADISON	MEMORANDUM OF OPTION	10/20/23	Randall W. Bruett and Kimberly K. Casper- Bruett, Husband and Wife	ITC Midwest LLC	11/07/23		2023	2740
IA	MADISON	MEMORANDUM OF OPTION	11/15/23	Maurice Michael Hart, Trustee of Maurice Michael Hart Revocable Trust Agreement dated April 20, 2023	ITC Midwest LLC	12/06/23		2023	2949
IA	MADISON	MEMORANDUM OF OPTION	01/08/24	Oehlerking Investments, LLC	ITC Midwest LLC	03/08/24		2024	504
IA	MADISON	MEMORANDUM OF OPTION	01/08/24	Fn ' J Farms, L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	03/08/24		2024	505
IA	MADISON	MEMORANDUM OF OPTION	02/08/24	Agan Farms, L.L.C.	ITC Midwest LLC	03/11/24		2024	517

IA	MARSHALL	ASSIGNMENT AGREEMENT	05/04/23	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	05/04/23	202300001527
IA	MARSHALL	MEMORANDUM OF OPTION	06/08/23	Daniel W. Hemminger, a Single Person	ITC Midwest LLC	07/12/23	202300002573
IA	MARSHALL	MEMORANDUM OF OPTION	06/22/23	P.B. Ag, L.L.C., an Iowa limited liability company	ITC Midwest LLC	07/21/23	202300002715
IA	MARSHALL	MEMORANDUM OF OPTION	06/22/23	PB Ag LLC	ITC Midwest LLC	07/25/23	202300002730
IA	MARSHALL	MEMORANDUM OF OPTION	06/28/23	O'Dochartaigh, Inc., an Iowa Corporation; and Lynell M. Dougherty, Successor Trustee of the Gene E. Dougherty Irrevocable Trust, dated July 13, 2005	ITC Midwest LLC	08/04/23	202300002908
IA	MARSHALL	MEMORANDUM OF OPTION	06/20/23	Rex Krough and Susan Krough, Husband and Wife	ITC Midwest LLC	08/04/23	202300002907
IA	MARSHALL	MEMORANDUM OF OPTION	07/05/23	Marshall Judge, LLC, an Iowa limited liability company	ITC Midwest LLC	08/04/23	202300002906
IA	MARSHALL	MEMORANDUM OF OPTION	07/07/23	Little River Farms, LLC	ITC Midwest LLC	08/15/23	202300003052
IA	MARSHALL	MEMORANDUM OF OPTION	06/20/23	Ryan Lynn Bru and Laura Elizabeth Bru, Husband and Wife	ITC Midwest LLC	08/16/23	202300003060
IA	MARSHALL	MEMORANDUM OF OPTION	07/13/23	Waterbrook Farms L.L.C., an Iowa Limited Liability Company	ITC Midwest LLC	08/22/23	202300003128
IA	MARSHALL	MEMORANDUM OF OPTION	07/05/23	Cougar Valley Farms, L.L.C.	ITC Midwest LLC	09/22/23	202300003621
IA	MARSHALL	MEMORANDUM OF OPTION	08/10/23	Gerald L. Brothers and Mary Lou Brothers Irrevocable Trust, dated September 18, 2018	ITC Midwest LLC	09/22/23	202300003625
IA	MARSHALL	MEMORANDUM OF OPTION	06/28/23	Bryan Cox and Kimberly J. Cox, Husband and Wife	ITC Midwest LLC	10/25/23	202300004157
IA	MARSHALL	ELECTRIC LINE EASEMENT	12/22/23	Ronald G Johnson, Trustee of the Ronald G Johnson Revocable Trust dated August 17, 2016	ITC Midwest LLC	02/06/24	4185556
IA	MARSHALL	GUY AND ANCHOR EASEMENT	12/22/23	Ronald G Johnson, Trustee of the Ronald G Johnson Revocable Trust dated August 17, 2016	ITC Midwest LLC	02/06/24	4185561
IA	MARSHALL	MEMORANDUM OF OPTION	08/01/23	Joyce Lee Hemminger, a Single Person	ITC Midwest LLC	06/26/24	202400002465
IA	PALO ALTO	ELECTRIC LINE EASEMENT	06/06/24	Fred G. Schmidt and Cynthia R. Schmidt, Husband and Wife; and Edward L. Schmidt and Carla M. Schmidt, Husband and Wife	ITC Midwest LLC	07/19/24		2024	1079
IA	PALO ALTO	GUY AND ANCHOR EASEMENT	06/06/24	Fred G. Schmidt and Cynthia R. Schmidt, Husband and Wife; and Edward L. Schmidt and Carla M. Schmidt, Husband and Wife	ITC Midwest LLC	07/19/24		2024	1080
IA	STORY	AMENDED AND RESTATED EASEMENT AGREEMENT	02/15/24	Lowell Dean Olinger a/k/a L. Dean Olinger and Cynthia Sue Olinger a/k/a Cynthia S. Olinger, Trustees of the Lowell Dean Olinger Revocable Trust dated April 7, 2022, and any amendments thereto; and Cynthia Sue Olinger a/k/a Cynthia S. Olinger and Lowell Dean Olinger a/k/a L. Dean Olinger, Trustees of the Cynthia Sue Olinger Revocable Trust dated April 7, 2022, and any amendments thereto	ITC Midwest LLC	03/11/24	2024-01428
IA	STORY	ELECTRIC LINE EASEMENT	02/28/24	Iowa Land and Building Company, an Iowa Corporation	ITC Midwest LLC	03/21/24	2024-01678
IA	STORY	ELECTRIC LINE EASEMENT	03/27/24	Iowa Land and Building Company, an Iowa Corporation	ITC Midwest LLC	04/09/2024	2024-02146
IA	STORY	ELECTRIC LINE EASEMENT	03/27/24	Iowa Land and Building Company, an Iowa Corporation	ITC Midwest LLC	04/09/2024	2024-02147
IA	STORY	MEMORANDUM OF OPTION	06/24/24	City of Nevada, Iowa	ITC Midwest LLC	07/16/24	2024-04952

IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/10/19	David W. Danker and Denise Renee Danker, Husband and Wife; and John W. Danker, a Single Person	ITC Midwest LLC	06/02/22	2022-1458
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/06/19	Abernathey Family Farms LLC	ITC Midwest LLC	06/02/22	2022-1459
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/23/19	Susan K. Ewoldt and Daniel L. Ewoldt, Wife and Husband	ITC Midwest LLC	06/02/22	2022-1460
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/03/19	John R. Kostlan and Diane L. Kostlan, Husband and Wife	ITC Midwest LLC	06/02/22	2022-1461
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	06/13/19	Laraway Farms, LLC, a limited liability company	ITC Midwest LLC	06/02/22	2022-1462
IA	TAMA	ELECTRIC LINE EASEMENT	05/07/19	Steve E. Haack and Joanna E. Haack, Husband and Wife	ITC Midwest LLC	06/02/22	2022-1463
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	10/16/19	Ena Blocker a/k/a Ena Blocker Potthoff n/k/a Ena Potthoff, a Single Person	ITC Midwest LLC	06/02/22	2022-1464
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	06/17/19	Gene B. Staker a/k/a Gene Staker, a Single Person	ITC Midwest LLC	06/15/22	2022-1629
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/09/19	Trustee of the Donna L. Young Revocable Trust Dated October 27, 2000	ITC Midwest LLC	06/15/22	2022-1630
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/30/19	Sawyer-Gulden Farms, LLC, an Iowa Limited Liability Company	ITC Midwest LLC	06/15/22	2022-1631
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/23/19	Christopher A. Schafer a/k/a Christopher Alan Schafer and Laurie E. Schafer, Husband and Wife	ITC Midwest LLC	06/15/22	2022-1632
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	The Staker Family Trust	ITC Midwest LLC	06/15/22	2022-1633
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	The Staker Family Trust	ITC Midwest LLC	06/15/22	2022-1634
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	05/23/19	Murray P. Stevenson, a Single Person	ITC Midwest LLC	06/15/22	2022-1635
IA	TAMA	ELECTRIC LINE EASEMENT	01/03/20	Calderwood Farms, Inc., an Iowa Corporation	ITC Midwest LLC	06/15/22	2022-1638
IA	TAMA	ELECTRIC LINE EASEMENT	12/05/19	Hugh William Calderwood, Jr. and Ramona Ruth Calderwood, Husband and Wife	ITC Midwest LLC	06/15/22	2022-1639
IA	TAMA	ELECTRIC LINE EASEMENT	01/03/20	Calderwood Farms, Inc.	ITC Midwest LLC	06/17/22	2022-1673
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	12/10/19	Douglas K. Kostlan, a Single Person; and Vicki Nielsen and Richard A. Nielsen, Wife and Husband	ITC Midwest LLC	06/17/22	2022-1674
IA	TAMA	ELECTRIC LINE EASEMENT	09/10/19	David Wayne Danker and Denise Renee Danker, Trustees of the David Wayne and Denise Renee Danker Revocable Trust dated March 10, 1999; and John W. Danker, a Single Person	ITC Midwest LLC	06/17/22	2022-1675
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	06/17/20	Duane E. Hanus and Vicky M. Hanus, Husband and Wife	ITC Midwest LLC	06/17/22	2022-1676
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	JSA Development, LLC (Contract Seller); and David W. Danker and Denise Danker, Husband and Wife, and John W. Danker, a Single Person (Contract Buyers)	ITC Midwest LLC	06/24/22	2022-1724
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/19	Tama Benton Cooperative Company a/k/a Tama-Benton Cooperative Company a/k/a Tama-Benton Cooperative	ITC Midwest LLC	06/24/22	2022-1725
IA	TAMA	ELECTRIC LINE EASEMENT	09/06/19	Suzette Lorene Paustian Schilling and Scott Charles Schilling, Wife and Husband	ITC Midwest LLC	06/24/22	2022-1726
IA	TAMA	ACCESS EASEMENT	03/04/21	Justin Pippert and Amber Pippert, Husband and Wife	ITC Midwest LLC	06/24/22	2022-1727

IA	TAMA	ACCESS EASEMENT	03/10/21	Raymond Pippert and Dorothy Pippert, Husband and Wife	ITC Midwest LLC	06/24/22	2022-1728
IA	TAMA	ACCESS EASEMENT	04/14/21	Daryl Hanus a/k/a Daryl Donald Hanus and Florence A. Hanus, Husband and Wife; Neil Hanus a/k/a Neil Allen Hanus and Misty M. Hanus, Husband and Wife; and Denise Kay Hanus a/k/a Denise Kay Peterson a/k/a Denise Kay Davison, a Single Person	ITC Midwest LLC	06/24/22	2022-1729
IA	TAMA	ELECTRIC LINE EASEMENT	10/15/19	City of Dysart	ITC Midwest LLC	06/24/22	2022-1730
IA	TAMA	ACCESS EASEMENT	03/10/21	Susan K. Crawford as Executor of the Estate of Richard J. Crawford	ITC Midwest LLC	06/24/22	2022-1733
IA	TAMA	ACCESS EASEMENT	04/08/21	Sharon K. Pippert, a Single Person; Bruce J. Pippert and Juli R. Kelling-Pippert, Husband and Wife; Brenda L. OBrian and Russell A. OBrian, Wife and Husband; Dawn M. Stoner and Timothy J. Stoner, Wife and Husband; Brooke M. Nolta and Brian E. Nolta, Wife and Husband	ITC Midwest LLC	06/24/22	2022-1734
IA	TAMA	ACCESS EASEMENT	03/09/21	Jay Dean Wilson, a Single Person	ITC Midwest LLC	06/24/22	2022-1735
IA	TAMA	ACCESS EASEMENT	03/16/21	Kathy Ann Stubbs f/k/a Kathy Ann Nelson, a Single Person; and John Clifford Nelson a/k/a John C. Nelson, a Single Person	ITC Midwest LLC	06/24/22	2022-1736
IA	TAMA	ELECTRIC LINE EASEMENT	02/24/20	Larry K. Winkelpleck and Ruth Ann Winkelpleck, Husband and Wife	ITC Midwest LLC	06/24/22	2022-1737
IA	TAMA	ELECTRIC LINE EASEMENT	04/18/19	Jay Dean Wilson, a Single Person	ITC Midwest LLC	06/29/22	2022-1769
IA	TAMA	ACCESS EASEMENT	03/09/21	Jay Dean Wilson, a Single Person	ITC Midwest LLC	06/29/22	2022-1770
IA	TAMA	OVERHANG EASEMENT	07/10/20	Central Iowa Firewood LLC	ITC Midwest LLC	06/29/22	2022-1773
IA	TAMA	ELECTRIC LINE EASEMENT	09/25/19	Chris E. Wilson and Donna Wilson, Husband and Wife; Mary B. Wilson n/k/a Mary B. Steck, a Single Person; and Sue A. Wilson n/k/a Sue W. Graham and David H. Graham, Wife and Husband	ITC Midwest LLC	07/06/22	2022-1847
IA	TAMA	ASSIGNMENT AGREEMENT	05/04/23	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	05/04/23	2023-0901
IA	TAMA	MEMORANDUM OF OPTION	05/23/23	Theodore Wagoner and Pamela Sue Wagoner, Co-Trustees of the Wagoner Family Trust; Timothy Wagoner and Glenda Wagoner, Husband and wife; and Teresa Wagoner, a Single Person	ITC Midwest LLC	06/28/23	2023-1339
IA	TAMA	MEMORANDUM OF OPTION	06/05/23	Kameron L. Koster and Jamie M. Koster, Husband and Wife	ITC Midwest LLC	07/05/23	2023-1386
IA	TAMA	MEMORANDUM OF OPTION	06/07/23	Brandon Lee Dvorak, a Single Person	ITC Midwest LLC	07/07/23	2023-1403
IA	TAMA	MEMORANDUM OF OPTION	06/09/23	Rodney G. Blocker and Tammy Blocker, Husband and Wife	ITC Midwest LLC	07/07/23	2023-1404
IA	TAMA	MEMORANDUM OF OPTION	06/02/23	Curtis A. Kajer and Mary F. Kajer, Husband and Wife	ITC Midwest LLC	07/10/23	2023-1418
IA	TAMA	MEMORANDUM OF OPTION	06/02/23	Curtis A. Kajer and Mary F. Kajer, Husband and Wife	ITC Midwest LLC	07/10/23	2023-1419
IA	TAMA	MEMORANDUM OF OPTION	06/05/23	Brian R. Hempy, a Single Person	ITC Midwest LLC	07/12/23	2023-1428
IA	TAMA	MEMORANDUM OF OPTION	06/06/23	Heavenly Acres, L.L.C.	ITC Midwest LLC	07/12/23	2023-1434
IA	TAMA	MEMORANDUM OF OPTION	06/08/23	Robert Ledvina a/k/a Robert G. Ledvina, a Single Person	ITC Midwest LLC	07/13/23	2023-1440
IA	TAMA	MEMORANDUM OF OPTION	06/13/23	Roger A. Welton and Linda R. Welton, Husband and Wife	ITC Midwest LLC	07/13/23	2023-1441
IA	TAMA	MEMORANDUM OF OPTION	06/15/23	Robert Thede a/k/a Robert John Thede, Sr., a Single Person, By Danille Dunning AIF	ITC Midwest LLC	07/13/23	2023-1442

IA	TAMA	MEMORANDUM OF OPTION	06/14/23	Carol A. Dolezal, a Single Person	ITC Midwest LLC	07/14/23	2023-1461
IA	TAMA	MEMORANDUM OF OPTION	06/14/23	Robert W. Manfull and Sharon A. Manfull, Husband and Wife; Francis D. Kinion and Peggy A. Kinion, Trustees of the Revocable Trust Agreement of Francis D. Kinion and Peggy A. Kinion, dated December 11, 2015; and Pat Willey, a Single Person	ITC Midwest LLC	07/14/23	2023-1458
IA	TAMA	MEMORANDUM OF OPTION	06/14/23	Robert W. Manfull and Sharon A. Manfull, Husband and Wife; Francis D. Kinion and Peggy A. Kinion, Trustees of the Revocable Trust Agreement of Francis D. Kinion and Peggy A. Kinion, dated December 11, 2015; and Pat Willey, a Single Person	ITC Midwest LLC	07/14/23	2023-1460
IA	TAMA	MEMORANDUM OF OPTION	06/14/23	Marvin L. Bohnstengel and Carolyn Ann Bohnstengel, Husband and Wife	ITC Midwest LLC	07/14/23	2023-1462
IA	TAMA	MEMORANDUM OF OPTION	06/14/23	Barbara H. Bazal and Daryl R. Bazal, Wife and Husband	ITC Midwest LLC	07/14/23	2023-1463
IA	TAMA	MEMORANDUM OF OPTION	06/15/23	DLK Farm, L.L.C.	ITC Midwest LLC	07/14/23	2023-1464
IA	TAMA	MEMORANDUM OF OPTION	06/14/23	McFate Family Farm LC	ITC Midwest LLC	07/21/23	2023-1530
IA	TAMA	MEMORANDUM OF OPTION	06/22/23	Duane Elsbury a/k/a Duane J. Elsbury, Jr. and Wendy Elsbury a/k/a Wendy D. Elsbury, Husband and Wife	ITC Midwest LLC	07/21/23	2023-1524
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Gary S. Zmolek and Dora E. Zmolek, Husband and Wife	ITC Midwest LLC	07/21/23	2023-1525
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Linda M. Allen, a Single Person	ITC Midwest LLC	07/21/23	2023-1526
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Gary Benda and Dorothy Ann Benda, Husband and Wife	ITC Midwest LLC	07/21/23	2023-1527
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Gary Benda and Dorothy Ann Benda, Husband and Wife	ITC Midwest LLC	07/21/23	2023-1528
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Thomas H. Ledvina and Loretta M. Ledvina, Husband and Wife	ITC Midwest LLC	07/21/23	2023-1529
IA	TAMA	MEMORANDUM OF OPTION	06/13/23	Robin Mullins, a Single Person; and Melinda Mullins, a Single Person	ITC Midwest LLC	07/25/23	2023-1558
IA	TAMA	MEMORANDUM OF OPTION	06/26/23	Craig A. Kajer and Lindsay J. Kajer, Husband and Wife	ITC Midwest LLC	07/25/23	2023-1559
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Tyler Ledvina and Kaitlin Ledvina, Husband and Wife	ITC Midwest LLC	07/25/23	2023-1560
IA	TAMA	MEMORANDUM OF OPTION	06/27/23	Alexander C. Kubik and Lisa J. Kubik, Husband and Wife	ITC Midwest LLC	07/25/23	2023-1561
IA	TAMA	MEMORANDUM OF OPTION	06/28/23	Southview Farms, Inc.	ITC Midwest LLC	07/25/23	2023-1562
IA	TAMA	MEMORANDUM OF OPTION	06/27/23	Harry J. Hlas, a Single Person	ITC Midwest LLC	07/25/23	2023-1563
IA	TAMA	MEMORANDUM OF OPTION	06/27/23	Benda Family Farms, LLC, an Iowa limited liability company	ITC Midwest LLC	07/25/23	2023-1564
IA	TAMA	MEMORANDUM OF OPTION	07/18/23	Richard W. Hurlbut, a Single Person; and Earll A. Hurlbut, a Single Person	ITC Midwest LLC	08/04/23	2023-1658
IA	TAMA	MEMORANDUM OF OPTION	07/10/23	Richard K. Shaw, a Single Person	ITC Midwest LLC	08/04/23	2023-1653
IA	TAMA	MEMORANDUM OF OPTION	07/05/23	Todd J. Banes and Kimberly Banes, Husband and Wife	ITC Midwest LLC	08/04/23	2023-1654
IA	TAMA	MEMORANDUM OF OPTION	07/07/23	Eric Lyon and Michelle Juhl, Trustees of the Joe Lyon Family Trust; and Eric Lyon and Michelle Juhl, Trustees of the Lyon Family Trust	ITC Midwest LLC	08/04/23	2023-1657
IA	TAMA	MEMORANDUM OF OPTION	07/05/23	Gene F. Banes and Donna M. Banes, Husband and Wife (CS); and Todd J. Banes and Kimberly Banes, Husband and Wife (CB)	ITC Midwest LLC	08/04/23	2023-1661

IA	TAMA	MEMORANDUM OF OPTION	06/27/23	Bradley A. Benda and Carolyn A. Benda, as Co-Trustees off the Bradley A. Benda Revocable Trust dated July 27, 2021, as it may be amended from time to time, and Caroly A. Benda and Bradley A. Benda, as Co-Trustees of the Carolyn A. Benda Revocable Trust dated July 27, 2021, as it may be amended from time to time	ITC Midwest LLC	08/15/23	2023-1730
IA	TAMA	MEMORANDUM OF OPTION	06/26/23	Duane C. Upah and Gail J. Upah, Husband and Wife	ITC Midwest LLC	08/15/23	2023-1727
IA	TAMA	MEMORANDUM OF OPTION	07/20/23	James A. Breja and Bobbie M. Breja, Husband and Wife	ITC Midwest LLC	08/16/23	2023-1734
IA	TAMA	MEMORANDUM OF OPTION	07/20/23	James A. Breja and Bobbie M. Breja, Husband and Wife	ITC Midwest LLC	08/16/23	2023-1750
IA	TAMA	MEMORANDUM OF OPTION	07/14/23	Frese Properties, LLC	ITC Midwest LLC	08/23/23	2023-1783
IA	TAMA	MEMORANDUM OF OPTION	07/14/23	Darin D. Welton, a Single Person	ITC Midwest LLC	08/23/23	2023-1784
IA	TAMA	MEMORANDUM OF OPTION	07/27/23	Doreen Vesely, a Single Person	ITC Midwest LLC	09/01/23	2023-1899
IA	TAMA	MEMORANDUM OF OPTION	07/25/23	Christopher M. Lewis a/k/a Christopher Lewis a/k/a Chris Lewis and Jill Lewis, Husband and Wife	ITC Midwest LLC	09/01/23	2023-1900
IA	TAMA	MEMORANDUM OF OPTION	07/27/23	Reicks Properties, LLC	ITC Midwest LLC	09/01/23	2023-1901
IA	TAMA	MEMORANDUM OF OPTION	07/27/23	Novak Land, LLC, an Iowa limited liability company	ITC Midwest LLC	09/01/23	2023-1902
IA	TAMA	MEMORANDUM OF OPTION	07/27/23	Novak Land, LLC, an Iowa limited liability company	ITC Midwest LLC	09/01/23	2023-1903
IA	TAMA	MEMORANDUM OF OPTION	07/25/23	Scott W. Swift and Mary J. Swift, Husband and Wife	ITC Midwest LLC	09/01/23	2023-1904
IA	TAMA	MEMORANDUM OF OPTION	07/25/23	Dale L. Wilkerson and LeAnn M. Wilkerson, Husband and Wife	ITC Midwest LLC	09/13/23	23-1983
IA	TAMA	MEMORANDUM OF OPTION	08/08/23	Nathaniel Holven and Brooke Holven, Husband and Wife	ITC Midwest LLC	09/14/23	2023-1999
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Gary D. Benda a/k/a Gary Benda and Dorothy A. Benda a/k/a Dorothy Ann Benda, Husband and Wife	ITC Midwest LLC	09/14/23	2023-2000
IA	TAMA	MEMORANDUM OF OPTION	07/19/23	Kenneth L. Kaiser and Linda S. Kaiser, Husband and Wife	ITC Midwest LLC	09/14/23	2023-2001
IA	TAMA	MEMORANDUM OF OPTION	08/08/23	Steven J. Ledvina and Elizabeth A. Ledvina, Husband and Wife	ITC Midwest LLC	09/14/23	2023-2002
IA	TAMA	MEMORANDUM OF OPTION	08/02/23	K4 Acres, LLC, a limited liability company	ITC Midwest LLC	09/19/23	2023-2044
IA	TAMA	MEMORANDUM OF OPTION	08/03/23	Joseph M. Mathern and Katie M. Mathern, Husband and Wife	ITC Midwest LLC	09/19/23	2023-2045
IA	TAMA	MEMORANDUM OF OPTION	06/21/23	Brian J. Benda and Lynette L. Benda, Husband and Wife	ITC Midwest LLC	09/22/23	2023-2072
IA	TAMA	MEMORANDUM OF OPTION	08/03/23	Barbara Jo Hayek n/k/a Barbara Jo Hayek Wieben and Mitchell Arnold Wieben, Wife and Husband	ITC Midwest LLC	09/22/23	2023-2073
IA	TAMA	MEMORANDUM OF OPTION	08/03/23	Barbara Jo Hayek n/k/a Barbara Jo Hayek Wieben and Mitchell Arnold Wieben, Wife and Husband	ITC Midwest LLC	09/22/23	2023-2074
IA	TAMA	MEMORANDUM OF OPTION	08/03/23	Janis G. Welton, a Single Person	ITC Midwest LLC	09/22/23	2023-2075
IA	TAMA	MEMORANDUM OF OPTION	08/16/23	Tracy Tichy and Karen A. Tichy, Husband and Wife	ITC Midwest LLC	09/22/23	2023-2077
IA	TAMA	MEMORANDUM OF OPTION	08/23/23	Ronald R. Wauters, a Single Person; and James A. Wauters, a Single Person	ITC Midwest LLC	09/22/23	2023-2078
IA	TAMA	MEMORANDUM OF OPTION	08/10/23	Curtis E. Yilek and Tricia E. Yilek, Husband and Wife	ITC Midwest LLC	10/11/23	2023-2222
IA	TAMA	MEMORANDUM OF OPTION	08/16/23	Robert L. Tichy and Donna G. Tichy, Husband and Wife	ITC Midwest LLC	10/11/23	2023-2223

IA	TAMA	MEMORANDUM OF OPTION	08/25/23	George A. Vileta and Lorraine E. Vileta, Husband and Wife	ITC Midwest LLC	10/12/23	2023-2237
IA	TAMA	MEMORANDUM OF OPTION	08/30/23	Salt Creek Properties LLC, an Iowa limited liability company	ITC Midwest LLC	10/12/23	2023-2236
IA	TAMA	MEMORANDUM OF OPTION	09/11/23	Carson Welton Wobeter, a Single Person; and Caiden James Wobeter, a Single Person	ITC Midwest LLC	10/16/23	2023-2258
IA	TAMA	MEMORANDUM OF OPTION	09/19/23	Denise Zink, A/K/A Denise M. Zink, F/K/A Denise M. Haugan, a Single Person	ITC Midwest LLC	10/16/23	2023-2259
IA	TAMA	MEMORANDUM OF OPTION	08/30/23	Doreen M. Hayek, a Single Person	ITC Midwest LLC	10/16/23	2023-2260
IA	TAMA	MEMORANDUM OF OPTION	08/30/23	Breja Farm LLC	ITC Midwest LLC	10/16/23	2023-2261
IA	TAMA	MEMORANDUM OF OPTION	06/29/23	Robert W. Raska, Jr., a Single Person	ITC Midwest LLC	10/25/23	2023-2377
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/28/23	Clinton J. Wobeter, a Single Person	ITC Midwest LLC	10/25/23	2023-2387
IA	TAMA	AMENDED AND RESTATED EASEMENT AGREEMENT	09/28/23	Duponda Farms, LLC	ITC Midwest LLC	10/25/23	2023-2388
IA	TAMA	MEMORANDUM OF OPTION	09/27/23	Leonard J. Jansen, Jr., a Single Person	ITC Midwest LLC	10/27/23	2023-2403
IA	TAMA	MEMORANDUM OF OPTION	10/04/23	Monica Jansen, a Single Person	ITC Midwest LLC	10/27/23	2023-2404
IA	TAMA	MEMORANDUM OF OPTION	09/08/23	Joanne M. Vogel, a Single Person	ITC Midwest LLC	10/27/23	2023-2405
IA	TAMA	MEMORANDUM OF OPTION	10/12/23	Randy M. Mullenbach and Debra A. Mullenbach, Husband and Wife	ITC Midwest LLC	11/01/23	2023-2443
IA	TAMA	MEMORANDUM OF OPTION	8/3/23	Judy Ann Konicek and Larry F. Konick, Wife and Husband, Life Estate; Sharry Rose Krouch and Jeffrey L. Krouch, Wife and Husband, Life Estate; Michael M. Konicek and LeAnn Konicek, Husband and Wife; RaeLyn M. Konicek Heinrichs and John A. Heinrichs, Wife and Husband; Bradley A. Konicek and Pamela K. Konicek, Husband and Wife; Dena D. Krouch Rice and Scott D. Rice, Wife and Husband; and Scott A. Krouch a/k/a Scott R. Krouch and Melinda K. Krouch, Husband and Wife	ITC Midwest LLC	11/29/23	2023-2637
IA	TAMA	MEMORANDUM OF OPTION	11/09/23	Blake Douglas Warren and India A. Warren, Husband and Wife; and Kyle Dean Warren and Madelyn R. Warren, Husband and Wife	ITC Midwest LLC	12/06/23	2023-2700
IA	TAMA	MEMORANDUM OF OPTION	11/14/23	Richard D. Steveson, a Single Person	ITC Midwest LLC	12/6/23	2023-2696
IA	TAMA	MEMORANDUM OF OPTION	10/19/23	Kenneth L. Kulhavy and Christine R. Kulhavy, Husband and Wife, and Larry D. Mathern and Patricia J. Mathern, Husband and Wife	ITC Midwest LLC	12/6/23	2023-2697
IA	TAMA	MEMORANDUM OF OPTION	10/19/23	Kenneth L. Kulhavy and Christine R. Kulhavy, Husband and Wife	ITC Midwest LLC	12/6/23	2023-2698
IA	TAMA	MEMORANDUM OF OPTION	11/14/23	Dean Benda and Maureen Benda, Husband and Wife	ITC Midwest LLC	12/6/23	2023-2699
IA	TAMA	MEMORANDUM OF OPTION	10/28/23	Camilla A. Dostal and Marvin Dostal, Wife and Husband; David C. Dvorak and Carol J. Dvorak, Trustees of the Dvorak Family Trust dated April 18, 2018; Bobbette Burchfield, a Single Person; and Brent Dvorak and Tina Dvorak, Husband and Wife	ITC Midwest LLC	06/18/24	2024-1306
IA	TAMA	MEMORANDUM OF OPTION	08/24/23	Kenneth L. Kaiser and Linda S. Kaiser, Husband and Wife	ITC Midwest LLC	07/01/24	2024-1396
IA	TAMA	MEMORANDUM OF OPTION	07/17/23	Judge, Inc.	ITC Midwest LLC	07/01/2024	2024-1399
IA	TAMA	MEMORANDUM OF OPTION	06/18/24	Loren W. Pippert and Jerrine M. Pippert, Husband and Wife	ITC Midwest LLC	07/01/2024	2024-1406

IA	TAMA	MEMORANDUM OF OPTION	07/04/24	Dolores Vesely as Trustee of the Charles and Dolores Vesely Revoacble Trust, dated February 14, 1994	ITC Midwest LLC	07/15/24	2024-1524
IA	TAMA	MEMORANDUM OF OPTION	06/17/24	James Janovich and Courtney L. Janovich, Trustees and any successor Trustees of the James R. Janovich and Courtney L. Janovich Living Trust, dated January 26, 2022	ITC Midwest LLC	07/15/24	2024-1522
IA	TAMA	MEMORANDUM OF OPTION	05/24/24	R & E Jackson Farm, LLC	ITC Midwest LLC	07/15/24	2024-1520
IA	TAMA	MEMORANDUM OF OPTION	06/26/24	Michael A. Judge and Lauri E. Kleinman, Husband and Wife	ITC Midwest LLC	07/31/24	2024-1626
IA	TAYLOR	MEMORANDUM OF OPTION	06/05/24	Christopher D. Hogan and Nicole D. Hogan, Husband and Wife	ITC Midwest LLC	06/26/24	241278
IA	TAYLOR	MEMORANDUM OF OPTION	06/05/24	John T. Borland and Carole Borland, Husband and Wife; and Tom Borland and Paula Borland, Husband and Wife	ITC Midwest LLC	06/26/24	214277
IA	TAYLOR	MEMORANDUM OF OPTION	06/03/24	Joshua D. Horton and Jamie A. Horton, Husband and Wife	ITC Midwest LLC	06/26/24	241279
IA	TAYLOR	MEMORANDUM OF OPTION	06/03/24	Freeman Distributing, Inc.	ITC Midwest LLC	06/26/24	241275
IA	TAYLOR	MEMORANDUM OF OPTION	06/12/24	Isaias Arevalo and Kathryn Annette Arevalo, Husband and Wife	ITC Midwest LLC	07/01/2024	2510
IA	TAYLOR	MEMORANDUM OF OPTION	06/20/24	Evan J. Thompson and Tracy L. Thompson, Husband and Wife	ITC Midwest LLC	07/15/24	2564
IA	TAYLOR	SUBSTATION SITE EASEMENT AGREEMENT	07/09/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	07/15/24	2563
IA	UNION	ELECTRIC LINE EASEMENT	06/30/23	Commerce Ag, LLC	ITC Midwest LLC	04/26/24	202400000628
IA	UNION	ELECTRIC LINE EASEMENT	09/27/23	Robert Jimerson and Marsha Jimerson, Husband and Wife	ITC Midwest LLC	10/12/23	202300001613
IA	UNION	OVERHANG EASEMENT	10/16/23	WDC Acquisition LLC, a Delaware limited liability company	ITC Midwest LLC	04/26/24	202400000629
IA	UNION	ELECTRIC LINE EASEMENT	10/16/23	WDC Acquisition LLC, a Delaware limited liability company	ITC Midwest LLC	04/26/24	202400000627
IA	UNION	ELECTRIC LINE EASEMENT	02/07/24	City of Creston, Iowa	ITC Midwest LLC	02/21/24		1324	112
IA	UNION	GUY AND ANCHOR EASEMENT	02/07/24	City of Creston, Iowa	ITC Midwest LLC	02/21/24		1324	118
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/27/18	Ronald E. Holtzinger, a Single Person; and Vicki D. Rath, a Single Person	ITC Midwest LLC	08/11/22	2022-3374
IA	WAPELLO	OVERHANG EASEMENT	06/05/18	Kelly J. Brown, a Single Person	ITC Midwest LLC	08/11/22	2022-3375
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/25/18	Gearold R. Hoxsey and Carol A. Hoxsey, Husband and Wife	ITC Midwest LLC	08/11/22	2022-3376
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/06/18	Carolyn A. McBeth as Trustee of the Stephen C. & Carolyn A. McBeth Revocable Trust Dated January 13, 2014	ITC Midwest LLC	08/11/22	2022-3377
IA	WAPELLO	OVERHANG EASEMENT	05/30/18	Domingo Pineda and Abida Pineda a/k/a Abida V. Pineda, Husband and Wife	ITC Midwest LLC	08/11/22	2022-3378
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/27/18	JDA Farm, LLP	ITC Midwest LLC	08/11/22	2022-3379
IA	WAPELLO	OVERHANG EASEMENT	06/05/18	William J. Thompson and Sandra L. Thompson, Husband and Wife	ITC Midwest LLC	12/06/22	2022 4985	2022	4985
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/12/18	Roger Leffler, a Single Person	ITC Midwest LLC	12/06/22	2022 4986	2022	4986
IA	WAPELLO	GUY AND ANCHOR EASEMENT	08/01/18	Kim Loren Ostrander and Melissa Lea Ostrander, Husband and Wife	ITC Midwest LLC	12/06/22	2022 4987	2022	4987
IA	WAPELLO	ELECTRIC LINE EASEMENT	08/01/18	Kim Loren Ostrander and Melissa Lea Ostrander, Husband and Wife	ITC Midwest LLC	12/06/22	2022 4988	2022	4988
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/01/18	Betty Jean Lee, a Single Person	ITC Midwest LLC	01/13/23	2023 0137	2023	0137
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/01/18	Betty Jean Lee, a Single Person	ITC Midwest LLC	01/13/23	2023 0138	2023	0138
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/26/18	Winn Corporation	ITC Midwest LLC	01/13/23	2023 0139	2023	0139
IA	WAPELLO	AMENDED AND RESTATED EASEMENT AGREEMENT	07/11/18	Sloan Farms, Inc.	ITC Midwest LLC	01/13/23	2023 0140	2023	0140
IA	WAPELLO	GUY AND ANCHOR EASEMENT	07/10/18	Edward E. Mc Dowell and Andrea R. Mc Dowell, Husband and Wife	ITC Midwest LLC	01/13/23	2023 0141	2023	0141

IA	WAPELLO	ELECTRIC LINE EASEMENT	06/05/18	Jerry Wayne Randall a/k/a Jerry W. Randall, a Single Person	ITC Midwest LLC	01/13/23	2023 0142	2023	0142
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/01/18	Richard D. Gard, a Single Person	ITC Midwest LLC	01/13/23	2023 0143	2023	0143
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	01/13/23	2023 0144	2023	0144
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	01/13/23	2023 0145	2023	0145
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	01/13/23	2023 0146	2023	0146
IA	WAPELLO	OVERHANG EASEMENT	06/09/18	Payton M. Wilbanks, a Single Person; and Ann M. Wilbanks and Duane V. Wilbanks, Wife and Husband	ITC Midwest LLC	01/13/23	2023 0147	2023	0147
IA	WAPELLO	OVERHANG EASEMENT	05/31/18	Russell P. Jones and Carrie Jones, Husband and Wife	ITC Midwest LLC	01/13/23	2023 0148	2023	0148
IA	WAPELLO	OVERHANG EASEMENT	07/20/18	Shawn A. Kellar and Angela M. Kellar, Husband and Wife	ITC Midwest LLC	01/13/23	2023 0149	2023	0149
IA	WAPELLO	OVERHANG EASEMENT	07/11/18	Jerry H. Brisendine and Teresa M. Brisendine, Husband and Wife	ITC Midwest LLC	01/13/23	2023 0150	2023	0150
IA	WAPELLO	ELECTRIC LINE EASEMENT	06/05/18	Marvin Fred Rowell and Sandra Jean Rowell, Husband and Wife	ITC Midwest LLC	01/13/23	2023 0151	2023	0151
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/10/18	Montagne Farms, LLC	ITC Midwest LLC	01/13/23	2023 0152	2023	0152
IA	WAPELLO	OVERHANG EASEMENT	08/01/18	Nathan Tillotson and Jennefer Tillotson, Husband and Wife	ITC Midwest LLC	01/13/23	2023 0153	2023	0153
IA	WAPELLO	GUY AND ANCHOR EASEMENT	07/11/18	Sloan Farms, Inc.	ITC Midwest LLC	01/18/23	2023 0177	2023	0177
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/20/18	Christ's Church (Church of Christ)	ITC Midwest LLC	01/18/23	2023 0178	2023	0178
IA	WAPELLO	AMENDED AND RESTATED EASEMENT AGREEMENT	07/10/18	Edward E. Mc Dowell and Andrea R. Mc Dowell, Husband and Wife	ITC Midwest LLC	01/18/23	2023 0179	2023	0179
IA	WAPELLO	AMENDED AND RESTATED EASEMENT AGREEMENT	08/01/18	Kim Loren Ostrander and Melissa Lea Ostrander, Husband and Wife	ITC Midwest LLC	01/18/23	2023 0180	2023	0180
IA	WAPELLO	GUY AND ANCHOR EASEMENT	07/16/18	Marta Parada Segovia and Wilson Segovia, Wife and Husband; and Mariana Segovia, a Single Person	ITC Midwest LLC	01/18/23	2023 0181	2023	0181
IA	WAPELLO	ELECTRIC LINE EASEMENT	07/16/18	Marta Parada Segovia and Wilson Segovia, Wife and Husband; and Mariana Segovia, a Single Person	ITC Midwest LLC	01/18/23	2023 0182	2023	0182
IA	WAPELLO	OVERHANG EASEMENT	06/06/18	Ricky Wilson and Mary M. Wilson, Husband and Wife	ITC Midwest LLC	01/18/23	2023 0183	2023	0183
IA	WAPELLO	GUY AND ANCHOR EASEMENT	06/12/18	River Valley Acres a/k/a River Valley Acres, Inc.	ITC Midwest LLC	01/18/23	2023 0184	2023	0184
IA	WAPELLO	GUY AND ANCHOR EASEMENT	08/01/18	Kim Loren Ostrander and Melissa Lea Ostrander, Husband and Wife	ITC Midwest LLC	01/25/23	2023 0261	2023	0261
IA	WAPELLO	OVERHANG EASEMENT	06/07/18	Boualivanh PhanhPhongSane and Boutha PhanhPhongSane, Husband and Wife	ITC Midwest LLC	01/25/23	2023 0262	2023	0262
IA	WAPELLO	OVERHANG EASEMENT	05/31/18	Gitte S. Tincher, a Single Person	ITC Midwest LLC	01/25/23	2023 0263	2023	0263
IA	WAPELLO	ELECTRIC LINE EASEMENT	04/18/23	Swift Pork Company, a Delaware corporation	ITC Midwest LLC	05/30/23		2023	1737
IA	WAPELLO	FULL ASSIGNMENT AGREEMENT	09/07/23	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	09/21/23		2023	3321
IA	WAPELLO	MEMORANDUM OF OPTION	08/29/23	Trustees of the Joseph and Patricia Reck Revocable Trust U/A/D August 7, 2014	ITC Midwest LLC	10/16/23	2023 3692	2023	3692
IA	WAPELLO	MEMORANDUM OF OPTION	09/05/23	Jerry Lawrence Canfield and Sharon Kay Canfield, Husband and Wife	ITC Midwest LLC	10/16/23	2023 3694	2023	3694
IA	WAPELLO	MEMORANDUM OF OPTION	09/08/23	Steven C. Deitch & Joyce A. Deitch, Husband and Wife	ITC Midwest LLC	10/18/23	2023 3716	2023	3716
IA	WAPELLO	MEMORANDUM OF OPTION	09/26/23	Rhonda R. Sheehan and Christopher M. Sheehan, Wife and Husband	ITC Midwest LLC	10/23/23		2023	3797
IA	WAPELLO	MEMORANDUM OF OPTION	09/25/23	James D. Enloe and Claudia E. Enloe, Husband and Wife	ITC Midwest LLC	10/23/23		2023	3798

IA	WAPELLO	MEMORANDUM OF OPTION	09/21/23	Twin Cedar Farms LLC a/k/a Twin Cedar Farm, L.L.C., an Iowa limited liability company	ITC Midwest LLC	10/23/23		2023	3799
IA	WAPELLO	MEMORANDUM OF OPTION	09/22/23	Curtis W. Campbell and Peggy R. Campbell, Husband and Wife	ITC Midwest LLC	10/23/23		2023	3800
IA	WAPELLO	MEMORANDUM OF OPTION	09/22/23	Matthew D. Thompson and Jenifer A. Thompson, Husband and Wife	ITC Midwest LLC	10/23/23		2023	3801
IA	WAPELLO	MEMORANDUM OF OPTION	09/22/23	Steven Bacon and Amanda E. Bacon, Husband and Wife	ITC Midwest LLC	10/23/23		2023	3802
IA	WAPELLO	MEMORANDUM OF OPTION	09/22/23	Steven Bacon and Amanda E. Bacon, Husband and Wife	ITC Midwest LLC	10/23/23		2023	3802
IA	WAPELLO	MEMORANDUM OF OPTION	09/22/23	Steven Bacon and Amanda E. Bacon, Husband and Wife	ITC Midwest LLC	10/23/23		2023	3802
IA	WAPELLO	MEMORANDUM OF OPTION	09/22/23	William A. Swanson and Nina M. Swanson, Trustees of the William and Nina Swanson Revocable Trust dated November 30, 2018	ITC Midwest LLC	10/23/23		2023	3804
IA	WAPELLO	MEMORANDUM OF OPTION	09/21/23	Swanson Brothers Land and Cattle, L.C.	ITC Midwest LLC	10/23/23		2023	3805
IA	WAPELLO	MEMORANDUM OF OPTION	09/21/23	Donald C. Swanson, Trustee of the Donald C. Swanson Revocable Trust dated March 28, 2018	ITC Midwest LLC	10/23/23		2023	3807
IA	WAPELLO	MEMORANDUM OF OPTION	09/25/23	Matthew Sexton and Jennifer Sexton, Husband and Wife	ITC Midwest LLC	10/23/23		2323	3808
IA	WAPELLO	MEMORANDUM OF OPTION	09/08/23	Robert A. Reck, a Single Person	ITC Midwest LLC	10/26/23	2023 3841	2023	3841
IA	WAPELLO	MEMORANDUM OF OPTION	10/04/23	Allen J. Giltner and Lorraine D. Giltner, Husband and Wife	ITC Midwest LLC	10/27/23		2023	3856
IA	WAPELLO	MEMORANDUM OF OPTION	10/04/23	Allen J. Giltner and Lorraine D. Giltner, Husband and Wife	ITC Midwest LLC	10/27/23		2023	3857
IA	WAPELLO	MEMORANDUM OF OPTION	10/04/23	Allen J. Giltner and Lorraine D. Giltner, Husband and Wife, and Lora R. York a/k/a Lora Rae York and Mark York, Wife and Husband	ITC Midwest LLC	10/27/23		2023	3858
IA	WAPELLO	MEMORANDUM OF OPTION	09/28/23	Dennis Willhoit and David Nino-Liu, a Married Couple	ITC Midwest LLC	10/27/23		2023	3859
IA	WAPELLO	MEMORANDUM OF OPTION	09/28/23	Dennis Willhoit and David Nino-Liu, a Married Couple	ITC Midwest LLC	10/27/23		2023	3860
IA	WAPELLO	MEMORANDUM OF OPTION	09/28/23	Travis E. Jay and Shantel Y. Jay, Husband and Wife	ITC Midwest LLC	10/27/23		2023	3861
IA	WAPELLO	MEMORANDUM OF OPTION	10/03/23	Douglas E. Hull and Rachel L. Hull, Husband and Wife	ITC Midwest LLC	10/27/23		2023	3862
IA	WAPELLO	MEMORANDUM OF OPTION	10/03/23	Edith E. Hull, as Trustee of the Edith E. Hull Trust Dated October 4, 2011	ITC Midwest LLC	10/27/23		2023	3864
IA	WAPELLO	MEMORANDUM OF OPTION	10/02/23	Brett Scott and Traci Scott, Husband and Wife	ITC Midwest LLC	10/27/23	2023 3865	2023	3865
IA	WAPELLO	MEMORANDUM OF OPTION	10/18/23	Suzanne Kathleen Lacey-Killian, a Single Person	ITC Midwest LLC	11/02/23		2023	3932
IA	WAPELLO	MEMORANDUM OF OPTION	10/12/23	Gregory Gordy a/k/a Gregory A. Gordy and Diane M. Gordy, Husband and Wife	ITC Midwest LLC	11/02/23	2023 3933	2023	3933
IA	WAPELLO	MEMORANDUM OF OPTION	10/12/23	Jacob A. Davis and Lisa R. Davis, Husband and Wife	ITC Midwest LLC	11/03/23		2023	3948
IA	WAPELLO	MEMORANDUM OF OPTION	10/10/23	Gary Short a/k/a Gary M. Short and Katherine L. Short, Husband and Wife	ITC Midwest LLC	11/03/23		2023	3947
IA	WAPELLO	MEMORANDUM OF OPTION	10/04/23	Ritzanna Seaton, a Single Person	ITC Midwest LLC	11/08/23		2023	3994
IA	WAPELLO	MEMORANDUM OF OPTION	10/19/23	Jeffrey Harold Emery and Cindy Marie Emery, Husband and Wife	ITC Midwest LLC	11/09/23		2023	4011
IA	WAPELLO	MEMORANDUM OF OPTION	10/24/23	Maisie N. Pilcher and Jason C. Pilcher, Wife and Husband	ITC Midwest LLC	11/09/23		2023	4012
IA	WAPELLO	MEMORANDUM OF OPTION	10/25/23	Marilyn L. Cramblit, Trustee of the Marilyn L. Cramblit Revocable Trust dated April 22nd, 2021	ITC Midwest LLC	11/13/23		2023	4019

IA	WAPELLO	MEMORANDUM OF OPTION	10/25/23	Marilyn L. Cramblit, Trustee of the Marilyn L. Cramblit Revocable Trust dated April 22nd, 2022	ITC Midwest LLC	11/13/23		2023	4021
IA	WAPELLO	MEMORANDUM OF OPTION	10/11/23	Patti Marie Benson and James B. Benson, Wife and Husband	ITC Midwest LLC	11/13/23		2023	4025
IA	WAPELLO	MEMORANDUM OF OPTION	10/11/23	James B. Benson and Patti M. Benson, Husband and Wife	ITC Midwest LLC	11/13/23		2023	4024
IA	WAPELLO	MEMORANDUM OF OPTION	10/12/23	Roger Rex Johnson, Trustee of the Roger Rex Johnson Revocable Trust dated April 11, 2012	ITC Midwest LLC	11/13/23		2023	4023
IA	WAPELLO	MEMORANDUM OF OPTION	10/31/23	Jon C. Simplot and Cheryl A. Simplot, Husband and Wife	ITC Midwest LLC	11/13/23		2023	4028
IA	WAPELLO	MEMORANDUM OF OPTION	10/31/23	Jon C. Simplot and Cheryl A. Simplot, Husband and Wife	ITC Midwest LLC	11/13/23		2023	4027
IA	WAPELLO	MEMORANDUM OF OPTION	11/2/23	Michael George Hornick and Martha R. Hornick, Husband and Wife	ITC Midwest LLC	11/13/23	2023 4026	2023	4026
IA	WAPELLO	MEMORANDUM OF OPTION	10/30/23	Keb Land Farms, Inc., an Iowa Corporation	ITC Midwest LLC	12/6/23	2023 4323	2023	4323
IA	WAPELLO	MEMORANDUM OF OPTION	11/8/23	Wapello Rural Water Association, Inc., an Iowa non-profit corporation	ITC Midwest LLC	12/6/23	2023 4324	2023	4324
IA	WAPELLO	MEMORANDUM OF OPTION	10/12/23	Myrna Dee Kibler, a Single Person, Life Estate, Remainder to John Kibler, a Single Person/a Married Person	ITC Midwest LLC	12/6/23	2023 4328	2023	4328
IA	WAPELLO	MEMORANDUM OF OPTION	10/30/23	Deborah Elaine Anderson n/k/a Deborah Elaine Wanzek and Gregory J. Wanzek, Wife and Husband, Ronald Glen Anderson, a Married Person, and Neil Ralph Anderson, a Married Person	ITC Midwest LLC	12/6/23	2023 4325	2023	4325
IA	WAPELLO	MEMORANDUM OF OPTION	11/2/23	Thomas J. Hull and Kimi J. Hull, Husband and Wife	ITC Midwest LLC	12/6/23	2023 4329	2023	4329
IA	WAPELLO	MEMORANDUM OF OPTION	10/13/23	Patricia R. Swanson Revoable Trust dated March 28, 2019	ITC Midwest LLC	12/6/23	2023 4333	2024	4333
IA	WAPELLO	MEMORANDUM OF OPTION	11/2/23	Deanna Jean Quick, a Single Person	ITC Midwest LLC	12/6/23	2023 4330	2023	4330
IA	WAPELLO	MEMORANDUM OF OPTION	11/9/23	David L. Truitt a/k/a David Laurence Truitt as Trustee of the Testamentary Trust of Carroll J. Truitt; and Mary S. Doran and Rick E. Doran, Wife and Husband	ITC Midwest LLC	12/7/23	2023 4338	2023	4338
IA	WAPELLO	INDIVIDUAL TRUSTEE'S AFFIDAVIT	11/15/23	Linda L. Aeschliman Living Trust, dated June 9, 2016, and any amendments thereto	ITC Midwest LLC	12/7/23	2023 4339	2023	4339
IA	WAPELLO	INDIVIDUAL TRUSTEE'S AFFIDAVIT	11/15/23	Roger C. Aeschliman Living Trust, dated June 9, 2016, and any amendments thereto	ITC Midwest LLC	12/7/23	2023 4340	2023	4340
IA	WAPELLO	MEMORANDUM OF OPTION	11/15/23	Linda L. Aeschliman under the Roger C. Aeschliman Living Trust, dated June 9, 2016, and any amendments thereto; and Linda L. Aeschliman, Trustee under the Linda L. Aeschliman Living Trust, dated June 9, 2016, and any amendments thereto	ITC Midwest LLC	12/7/23	2023 4341	2023	4341
IA	WAPELLO	INDIVIDUAL TRUSTEE'S AFFIDAVIT	11/20/23	Amended and Restated James L. Wycoff and Betty A. Wycoff Revocable Trust UAD August 26, 2015	ITC Midwest LLC	12/7/23	2023 4342	2023	4342
IA	WAPELLO	MEMORANDUM OF OPTION	11/20/23	Betty A. Wycoff as Trustee of the Amended and Restated James L. Wycoff and Betty A. Wycoff Revocable Trust UAD August 26, 2015	ITC Midwest LLC	12/7/23	2023 4343	2023	4343
IA	WAPELLO	INDIVIDUAL TRUSTEE'S AFFIDAVIT	11/20/23	Amended and Restated James L. Wycoff and Betty A. Wycoff Revocable Trust UAD August 26, 2015	ITC Midwest LLC	12/7/23	2023 4344	2023	4344

IA	WAPELLO	MEMORANDUM OF OPTION	11/20/23	Betty A. Wycoff as Trustee of the Amended and Restated James L. Wycoff and Betty A. Wycoff Revocable Trust UAD August 26, 2015	ITC Midwest LLC	12/7/23	2023 4345	2023	4345
IA	WAPELLO	INDIVIDUAL TRUSTEE'S AFFIDAVIT	11/20/23	Amended and Restated James L. Wycoff and Betty A. Wycoff Revocable Trust UAD August 26, 2015	ITC Midwest LLC	12/7/23	2023 4346	2023	4346
IA	WAPELLO	MEMORANDUM OF OPTION	11/20/23	Betty A. Wycoff as Trustee of the Amended and Restated James L. Wycoff and Betty A. Wycoff Revocable Trust UAD August 26, 2015	ITC Midwest LLC	12/7/23	2023 4347	2023	4347
IA	WAPELLO	INDIVIDUAL TRUSTEE'S AFFIDAVIT	11/10/23	Charles E. McBeth & Janet Mae McBeth Revocable Trust Dated September 13, 2012	ITC Midwest LLC	12/11/23	2023 4402	2023	4402
IA	WAPELLO	MEMORANDUM OF OPTION	11/10/23	Charles E. McBeth & Janet Mae McBeth Revocable Trust Dated September 13, 2013	ITC Midwest LLC	12/11/23	2023 4403	2023	4403
IA	WAPELLO	MEMORANDUM OF OPTION	11/24/23	John Tolerton and Kalina Zaryczny, Husband and Wife	ITC Midwest LLC	05/21/24		2024	1824
IA	WAPELLO	MEMORANDUM OF OPTION	11/30/23	Jason Rogers and Valorie Rogers, Husband and Wife	ITC Midwest LLC	06/03/24		2024	2009
IA	WAPELLO	MEMORANDUM OF OPTION	11/30/23	Jason D. Rogers and Valorie L. Rogers, Husband and Wife	ITC Midwest LLC	06/03/24		2024	2010
IA	WAPELLO	MEMORANDUM OF OPTION	12/01/23	Brad A. Sylvester and Debbie L. Sylvester, Husband and Wife	ITC Midwest LLC	06/03/24		2024	2011
IA	WAPELLO	MEMORANDUM OF OPTION	11/13/23	Conrad Brothers Farm Partnership, a general partnership organized and existing under the laws of Iowa	ITC Midwest LLC	06/03/24		2024	2012
IA	WAPELLO	MEMORANDUM OF OPTION	11/13/23	Conrad Brothers Farm Partnership, a general partnership organized and existing under the laws of Iowa	ITC Midwest LLC	06/03/24		2024	2013
IA	WAPELLO	MEMORANDUM OF OPTION	11/20/23	James H. MAize, a Single Person	ITC Midwest LLC	06/03/24		2024	2014
IA	WAPELLO	MEMORANDUM OF OPTION	06/26/24	Gary L. Irwin and Shirley J. Irwin, Husband and Wife	ITC Midwest LLC	07/15/24	2024 2558	2024	2558
IA	WAPELLO	MEMORANDUM OF OPTION	06/20/24	Neal E. McMullin Revocable Trust dated July 17, 2012; and Cheryl I. McMullin Revocable Trust dated July 17, 2012	ITC Midwest LLC	07/15/24	2024 2561	2024	2561
IA	WAPELLO	MEMORANDUM OF OPTION	06/20/24	Neal E. McMullin Revocable Trust dated July 17, 2012; and Cheryl I. McMullin Revocable Trust dated July 17, 2012	ITC Midwest LLC	07/15/24	2024 2564	2024	2564
IA	WAPELLO	MEMORANDUM OF OPTION	06/25/24	Nancy L. Klodt, Trustee of the Nancy L. Klodt Revocable Trust dated July 29, 2015 and Richard E. Klodt, Trustee of Richard E. Klodt Revocable Trust dated July 29, 2015	ITC Midwest LLC	07/15/24	2024 2568	2024	2568
IA	WAPELLO	MEMORANDUM OF OPTION	07/10/24	Emery Eugene Rouw and Julianne Rouw, Husband and Wife	ITC Midwest LLC	07/31/24	2024 2790	2024	2790
IA	WORTH	ACCESS EASEMENT	01/12/23	Northwood-Kensett Community School Distric	ITC Midwest LLC	01/18/23	20230097
IA	WRIGHT	PARTIAL EASEMENT ASSIGNMENT	06/19/24	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	06/26/24	24-1027
IA	WRIGHT	ELECTRIC LINE EASEMENT	07/09/24	Mark W. Barkema, a Single Person	ITC Midwest LLC	07/23/24	24-1232
IA	WRIGHT	GUY AND ANCHOR EASEMENT	07/09/24	Mark W. Barkema, a Single Person	ITC Midwest LLC	07/23/24	24-1233
MN	BLUE EARTH	ELECTRIC LINE EASEMENT	03/07/23	Richard Goraczkowski and Cheryl Goraczkskowski, Husband and Wife	ITC Midwest LLC	05/19/23	605CR801
MN	BLUE EARTH	ELECTRIC LINE EASEMENT	06/08/23	H & H Store All, a partnership under the laws of the State of Minnesota	ITC Midwest LLC	08/29/23	607CR714
MN	COTTONWOOD	AMENDED AND RESTATED EASEMENT AGREEMEN	07/19/23	Matthew T. Lund and Kelsie R. Lund, Husband and Wife	ITC Midwest LLC	09/22/23	297625
MN	FARIBAULT	ELECTRIC LINE EASEMENT	07/17/23	DTI Truck Line, Inc., a Corporation under the laws of Minnesota	ITC Midwest LLC	08/02/23	394759

MN	FARIBAULT	GUY AND ANCHOR EASEMENT	07/17/23	DTI Truck Line, Inc., a Corporation under the laws of Minnesota	ITC Midwest LLC	08/02/23	394760
MN	FREEBORN	AMENDED AND RESTATED EASEMENT AGREEMEN	03/13/23	Thomas L. Dahl and Bonnie L. Dahl, as Trustees of the Thomas L. Dahl Revocable Living Trust dated September 20, 2011; and Bonnie L. Dahl and Thomas L. Dahl, as Trustees of the Bonnie L. Dahl Revocable Living Trust dated September 20, 2011	ITC Midwest LLC	04/07/23	A559472
MN	FREEBORN	AMENDED AND RESTATED EASEMENT AGREEMEN	03/15/23	Successor Trustee(s) of the Ronald D. Jerdee Trust dated January 31, 2008	ITC Midwest LLC	04/07/23	A559473
MN	FREEBORN	AMENDED AND RESTATED EASEMENT AGREEMEN	03/03/23	Gary M. Heap as Trustee of the Gary M. Heap Trust dated March 5, 2020; and Linda K. Heap as Trustee of the Linda K. Heap Trust dated March 5, 2020	ITC Midwest LLC	05/12/23	A559836
MN	JACKSON	ELECTRIC LINE EASEMENT	10/30/23	John A. Hay and Lori M. Hay, Husband and Wife	ITC Midwest LLC	11/07/23	A296008
MN	ROCK	OVERHANG EASEMENT	03/20/24	Richard Schneiderman and Judy K. Schneiderman, Husband and Wife	ITC Midwest LLC	03/26/24	205987
WI	GRANT	ELECTRIC TRANSMISSION LINE	7/13/22	American Transmission Company LLC, a Wisconsin limited liability company, and its manager ATC Management Inc., a Wisconsin corporation	ITC Midwest LLC and Dairyland Power Cooperative	7/25/2022	831309
WI	GRANT	TEMPORARY CONSTRUCTION EASEMENT	7/13/22	American Transmission Company LLC, a Wisconsin limited liability company, and its manager ATC Management Inc., a Wisconsin corporation	ITC Midwest LLC and Dairyland Power Cooperative	7/25/2022	831310
WI	GRANT	ACCESS EASEMENT	7/21/22	Paul E. Breuer, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/10/22	831663
WI	GRANT	ACCESS EASEMENT	7/18/22	Ronald V. Paar and Nikki J. Paar, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/10/22	831664
WI	GRANT	ACCESS EASEMENT	8/8/22	Village of Cassville	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/16/22	831767
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	7/20/22	William Driscoll a/k/a William J. Driscoll and Joan Driscoll a/k/a Joan M. Driscoll, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/29/22	832020
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	7/20/22	Charles R. Cornett and Catherine A.G. Cornett, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/29/22	832021
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	7/18/22	Patrick R. Schroeder a/k/a Patrick Richard Schroeder and Karen H. Schroeder, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/29/22	832022
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	7/18/22	Patrick R. Schroeder and Karen H. Schroeder, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/29/22	832023
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	8/4/22	Zenz Farms, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/29/22	832024

WI	GRANT	ACCESS EASEMENT	7/26/22	Sharon Wimer and Archie Wimer, Wife and Husband; Peter Peto, a Single Person; Barbara Lenz, a Single Person; Michael R. Dietrich, a Single Person; and Patrick C. Dietrich and Martha Lorraine Lester, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	8/30/22	832036
WI	GRANT	ACCESS EASEMENT	09/08/22	JPE DW152 LLC, a Florida limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	9/12/22	832310
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	7/11/22	Trustee of the Chambliss-Derouen Trust u/a dated February 4, 2013	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	9/21/22	832509
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	01/05/22	Kevin A. Clauer, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	10/05/22	832763
WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	01/10/2023	Red Barn Energy, LLC, a Minnesota limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	01/13/2023	834612
WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	01/10/2023	Ebenezer Energy, LLC, a Delaware limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	01/13/2023	834613
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE EASEMENT	01/10/2023	Ebenezer Energy, LLC, a Delaware limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	01/13/2023	834614
WI	GRANT	ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	01/09/2023	Dennis A. Maahs and Terry J. Esser n/k/a Terry J. Maahs, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	01/13/2023	834615
WI	GRANT	ELECTRIC TRANSMISSION LINE EASEMENT	03/29/23	John P. Hill and Cara J. Hill, Husband and Wife; Brian Hatton, a Single Person; Rebecca Hatley and Matthew Hatley, Wife and Husband; and James Kite and Linda Kite, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	04/14/23	835941
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	04/05/23	Richard J. DeMuth and Mary Jean DeMuth, Trustees of The DeMuth Trust dated January 27, 2006	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	04/25/23	836090
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE EASEMENT	03/21/23	Walter L. Riedl and Linda A. Riedl, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	04/25/23	836091
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	03/31/23	Douglas E. Adrian and Jennifer A. Adrian as Trustees of the Adrian Revocable Trust dated August 1, 2017	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	04/25/23	836092
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	03/21/23	Kevin A. Clauer, a Single Person	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	04/25/23	836093
WI	GRANT	AMENDMENT TO ELECTIRC TRANSMISSION LINE EASEMENT	4/12/23	B & B Farms, LLC, a Wisconsin limited liability company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	5/8/23	836313

WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	4/18/23	Toad Valley LLC	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	5/30/23	836674
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	04/13/23	Wayne C. Junk a/k/a Wayne Junk, a Single Person (Contract Seller); and Richard A. Junk and Cheryl Junk, Husband and Wife, Kevin A. Junk and Regina Junk, Husband and Wife, Cody A. Junk, a Single Person, and Tyler W. Junk and Kacey R. Junk, Husband and Wife (Contract Buerys)	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	05/30/23	836673
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	05/23/23	Jonathon Ragatz a/k/a Jonathan Ragatz and Allison Ragatz, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	09/22/23	838841
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	08/07/23	Branden B. Peters and Alysia L. Peters, Husband and Wife	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	08/22/23	838842
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	04/25/24	Majestic View Land, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	05/31/24	843083
WI	GRANT	AMENDMENT TO ELECTRIC TRANSMISSION LINE AND ACCESS EASEMENT	04/25/24	Majestic View Land, LLC, a Wisconsin Limited Liability Company	ITC Midwest LLC, Dairyland Power Cooperative, American Transmission Company LLC, and its manager ATC Management Inc.	05/31/24	843084

State	County	Agreement	Date of Agreement (*Date of Last Grantor's Signature)	Grantor	Grantee	Date Recorded	DOCUMENT ID	BOOK	PAGE
IA	CLAYTON	COURT OFFICER DEED	06/01/22	Donna R. Brimeyer and Thomas E. Hefel, Executors of the Estate of Leila L. Hefel	ITC Midwest LLC	06/02/22	2022R02036
IA	CLAYTON	WARRANTY DEED	04/27/23	IASE Cooperative, successor by merger to United Cooperative Association, successor by merger to Monona Cooperative Company	ITC Midwest LLC	04/28/23	2023R01127
IA	CLAYTON	WARRANTY DEED	04/25/23	Steven M. Wagner and Paula J. Wagner, Husband and Wife	ITC Midwest LLC	04/28/23	2023R01128
IA	CLAYTON	QUITCLAIM DEED	03/26/24	United States of America, acting by and through the Secretary of the Interior	ITC Midwest LLC and Dairyland Power Cooperative	05/09/24	2024R01104
IA	LEE	WARRANTY DEED	07/26/23	Laurel A. Klopfenstein, a Single Person	ITC Midwest LLC	07/28/23		2023	2799
IA	LEE	WARRANTY DEED	07/26/23	Dimar, LLLP, an Iowa limited liability limited partnership	ITC Midwest LLC	07/28/23		2023	2802
IA	LINN	WARRANTY DEED	05/24/22	Interstate Power and Light Company, an Iowa corporation	ITC Midwest LLC	07/08/22		11405	12
IA	LINN	WARRANTY DEED	01/04/23	Orion Development, L.C.	ITC Midwest LLC	01/16/23		11521	3647
IA	LINN	WARRANTY DEED	01/04/23	South River Farms, L.C.	ITC Midwest LLC	01/16/23		11521	3650
IA	MONROE	MEMORANDUM OF OPTION	04/10/23	Carolyn McAlister, a Single Person	ITC Midwest LLC	05/09/23		2023	459
IA	WEBSTER	WARRANTY DEED	05/13/24	Justin L. Roberts a/k/a Justin Lyle Roberts, a single person	ITC Midwest LLC	05/23/24	2024-02025
MN	JACKSON	MEMORANDUM OF OPTION	11/07/23	Darwin Soleta and Jody Soleta, Husband and Wife	ITC Midwest LLC	12/01/23	A296135

Exhibit B

SUBORDINATION TERMS

The unsecured permitted indebtedness evidenced by this instrument is subordinated and subject in right of payment to the prior payment in full of all Senior Debt Obligations (as hereinafter defined) of ITC Midwest LLC, a limited liability company formed under the laws of the State of Michigan (the “Company”). Each holder of this instrument, by its acceptance hereof, agrees to and shall be bound by all the provisions hereof.

All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Thirteenth Supplemental Indenture, dated as of October 3, 2024 (as in effect on the date hereof, the “Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”).

The term “Senior Debt Obligations”, as used herein, shall include all, loans, advances, debts, liabilities and obligations, howsoever arising (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (collectively, as used herein, “Obligations”) of the Company now or hereafter existing in respect of Senior Debt (as defined herein) and any amendments, modifications, deferrals, renewals or extensions of any such Senior Debt, or of any notes or evidences of indebtedness heretofore or hereafter issued in evidence of or in exchange for any such Obligation, whether for principal, interest (including interest payable in respect of any such Obligations subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), or any provision of corresponding bankruptcy, insolvency or commercial reorganization legislation of any other jurisdiction, whether or not such interest is an allowed claim enforceable against the debtor, and whether or not the holder of such obligation would be otherwise entitled to receive dividends or payments with respect to any such interest or any such proceeding), premium (including Make-Whole Amount), if any, fees, expenses or otherwise.

The term “Senior Debt”, as used herein, shall mean (i) all Senior Secured Debt and (ii) all unsecured Debt of the Company permitted to be incurred by the Company pursuant to the Mortgage Indenture or the Supplemental Indenture which is not subject to any subordination terms whether or not similar to those set forth in this instrument.

The term “Subordinated Debt”, as used herein, shall mean all Obligations of the Company evidenced by this instrument owing to any Person now or hereafter existing hereunder (whether created directly or acquired by assignment or otherwise), whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any bankruptcy proceeding described in the definition of Senior Debt Obligations, whether or not such interest accrues after the filing of such petition for purposes of the Bankruptcy Code or is an allowed claim in such proceeding), fees, expenses or otherwise.

On and after the Closing Date, no payment on account of principal, interest, fees, premium, expenses or otherwise on this Subordinated Debt shall be made by the Company in cash or otherwise unless (a) full payment of all amounts then due and payable on all Senior Debt Obligations has been made, (b) such payment would be permitted by the Indenture and any Senior Debt Document (as defined below) and (c) immediately after giving effect to such payment, there shall not exist any Default or Event of Default. Any such payment permitted pursuant to this paragraph is hereinafter referred to as a “Permitted Payment”. For the purposes of these provisions, no Senior Debt Obligations shall be deemed to have been paid in full until the obligee of such Senior Debt Obligations shall have received payment in full in cash and 91 days shall have elapsed since the date of receipt of such payment.

Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, then and in any such event all principal, premium and interest and all other amounts due or to become due upon all Senior Debt Obligations shall first be paid in full before the holders of the Subordinated Debt shall be entitled to retain any assets so paid or distributed in respect of the Subordinated Debt (whether for principal, premium, interest or otherwise), and upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Debt would be entitled, except as otherwise provided herein, shall be paid pro rata among the holders of Senior Debt Obligations by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Subordinated Debt if received by them. So long as any Senior Debt Obligations are outstanding, the holder of this instrument shall not commence, or join with any creditor other than the Trustee or the Senior Debt Parties (as hereinafter defined) in commencing, or directly or indirectly causing the Company to commence, or assist the Company in commencing, any proceeding referred to in the preceding sentence.

The holder of this instrument hereby irrevocably authorizes and empowers (without imposing any obligation on) each Person (each such Person a “Senior Debt Party” and collectively, the “Senior Debt Parties”) that has entered into an agreement, instrument, or other document evidencing or relating to any Senior Debt Obligation (each such agreement, instrument or other document, a “Senior Debt Document”) as a lender or creditor and such Senior Debt Party’s representatives, under the circumstances set forth in the immediately preceding paragraph, to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or nonstatutory proceeding, to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt evidenced by this instrument in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote such Senior Debt Party’s ratable share of the full amount of the Subordinated Debt at creditors’ meetings for the election of trustees, acceptances of plans and otherwise), in the name of the holder of the Subordinated Debt evidenced by this instrument or otherwise, as such Senior Debt Party’s representatives may deem necessary or desirable for the enforcement of the subordination provisions of this instrument. The holder of this instrument shall execute and deliver to each Senior Debt Party and such holder’s representatives all such further instruments confirming the foregoing authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be reasonably requested by such holder or such holder’s representatives in order to enable such holder to enforce all claims upon or in respect of such holder’s ratable share of the Subordinated Debt evidenced by this instrument.

The holder of this instrument shall not, without the prior written consent of the Senior Debt Parties, have any right to accelerate payment of, or institute any proceeding to enforce, the Subordinated Debt so long as any Senior Debt Obligations are outstanding, unless and until all Senior Debt Parties have accelerated payment thereof and commenced proceedings to enforce such Senior Debt Obligations.

After the payment in full of all amounts due in respect of Senior Debt Obligations, the holder or holders of the Subordinated Debt shall be subrogated to the rights of the Senior Debt Parties to receive payments or distributions of cash, property or securities of the Company applicable to Senior Debt Obligations until the principal of, premium on, interest on and all other amounts due or to become due with respect to the Subordinated Debt shall be paid in full subject to the terms and conditions of the Subordinated Debt or of any agreement among the holders of the Subordinated Debt and other Subordinated Debt of the Company.

If any payment (other than a Permitted Payment) or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the holder of the Subordinated Debt in such capacity before all Senior Debt Obligations are paid in full, such payment or distribution will be held in trust for the benefit of, and shall be immediately paid over pro rata among the Senior Debt Parties, for application to the payment in full of Senior Debt Obligations, until all Senior Debt Obligations shall have been paid in full.

Nothing contained in this instrument is intended to or shall impair as between the Company, its creditors (other than the Senior Debt Parties) and the holders of the Subordinated Debt, the obligations of the Company to pay to the holders of the Subordinated Debt, as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the holders of the Subordinated Debt and creditors of the Company (other than the Senior Debt Parties).

The Senior Debt Parties shall not be prejudiced in their rights to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company.

The holder of this instrument agrees to execute and deliver such further documents and to do such other acts and things as the Senior Debt Parties may reasonably request in order fully to effect the purposes of these subordination provisions. Each holder of this instrument by its acceptance hereof authorizes and directs the trustee or other representative, if any, of the Subordinated Debt represented by this instrument on its behalf to take such further action as may be necessary to effectuate the subordination as provided herein and appoints such trustee or other representative, if any, as its attorney-in-fact for any and all such purposes.

The subordination effected by these provisions, and the rights of the Senior Debt Parties, shall not be affected by (i) any amendment of, or addition or supplement to, the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations, (ii) any exercise or non-exercise of any right, power or remedy under or in respect to the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations or (iii) any waiver, consent, release, indulgence, extension, renewal, modification, delay, or other action, inaction or omission, in respect of the Financing Agreements, any other Senior Debt Document, or any other document evidencing or securing Senior Debt Obligations; whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

No failure on the part of any Senior Debt Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor all any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law.

The holder of this instrument and the Company each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt Obligations and these terms of subordination and any requirement that the Trustee or any Senior Debt Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right to take any action against the Company or any other Person or any Mortgaged Property.

These terms of subordination shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt Obligations is rescinded or must otherwise be returned by the Trustee or any Senior Debt Party upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

The provisions of these terms of subordination constitute a continuing agreement and shall (i) remain in full force and effect until the indefeasible payment in full of the Senior Debt Obligations and the termination or expiration of all obligations to extend credit under the Senior Debt Documents, (ii) be binding upon the holder of this instrument, the Company and its successors, transferees and assignees and (iii) inure to the benefit of, and be enforceable by, the Trustee and each Senior Debt Party. Without limiting the generality of the foregoing clause (iii), each Senior Debt Party may assign or otherwise transfer all or any portion of its rights and obligations under all or any of the Senior Debt Documents to any other Person (to the extent permitted by the Senior Debt Documents), and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Debt Party herein or otherwise.

This instrument shall be governed by and construed in accordance with, the laws of the State of New York.

Exhibit C

This Bond has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to the securities laws of any state. Accordingly, this Bond may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Bond is registered under the Securities Act and any applicable state securities laws.

ITC Midwest LLC

4.88% First Mortgage Bonds, Series M due 2035

Original Interest Accrual Date: December 10, 2024

Stated Maturity: December 10, 2035

Interest Rate: 4.88% per annum

Interest Payment Dates: June 10 and December 10

Regular Record Dates: May 26 and November 25

This Bond is a Security within the
meaning of the within-mentioned Indenture.

Registered No. [RB - ]	December 10, 2024
$[ ][2]	PPN 450319 E*5

ITC Midwest LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____ ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on June 10, 2025 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.88% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

2	Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: _______________

THE BANK OF NEW YORK Mellon TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust dated as of January 14, 2008 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Thirteenth Supplemental Indenture, dated as of October 3, 2024 (the “Supplemental Indenture”), each of the Original Indenture and the Thirteenth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

6

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

7

As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

8

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ITC MIDWEST LLc

By: ITC Holdings Corp., as Sole Member

By:

Name:
Title:

Date:

9

Exhibit D

This Bond has not been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to the securities laws of any state. Accordingly, this Bond may not be offered, sold or otherwise transferred (1) except in accordance with an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws or (2) unless this Bond is registered under the Securities Act and any applicable state securities laws.

ITC Midwest LLC

5.25% First Mortgage Bonds, Series N due 2043

Original Interest Accrual Date: December 10, 2024

Stated Maturity: December 10, 2043

Interest Rate: 5.25% per annum

Interest Payment Dates: June 10 and December 10

Regular Record Dates: May 26 and November 25

This Bond is a Security within the
meaning of the within-mentioned Indenture.

Registered No. [RB - ]	December 10, 2024
$[ ][3]	PPN 450319 D#2

ITC Midwest LLC, a limited liability company duly organized and existing under the laws of the State of Michigan (herein called the “Company”, which term includes any Successor Corporation under the Indenture referred to below), for value received, hereby promises to pay to [                     ], or its registered assigns, the principal sum of [                                     ] DOLLARS ($ _____ ) on the Stated Maturity specified above, and to pay interest (a) thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on June 10, 2025 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.25% and (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so timely paid or duly provided for shall forthwith cease to be payable to the Bondholder on such Regular Record Date and may either be paid to the Person in whose name this Bond (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to the Bondholders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Securities of this series may be listed, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture.

[3]	Reference is made to Schedule A attached hereto with respect to the amount of principal paid hereon and the last date to which interest has been paid hereon.

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: _______________

THE BANK OF NEW YORK Mellon TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

Capitalized terms used in this Bond and not otherwise defined herein shall have the meaning assigned to such term in the Indenture.

Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture (referred to below), payment of the principal of and Make-Whole Amount, if any, on this Bond and interest hereon at Maturity shall be made upon presentation of this Bond at the office or agency of the Trustee at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, or at such other office or agency as may be designated for such purpose by the Company from time to time in accordance with the Indenture. Subject to the home office payment obligation set forth in Section 2.02(b) of the Supplemental Indenture, payment of interest on this Bond (other than interest at Maturity) shall be made as set forth in Section 3.07 of the Original Indenture (as defined below). Payment of the principal of and Make-Whole Amount, if any, and interest on this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Bond is one of a duly authorized issue of securities of the Company (all such series of securities herein called the “Securities”) issued and issuable in one or more series under and equally secured by a First Mortgage and Deed of Trust dated as of January 14, 2008 (such indenture as originally executed and delivered herein called the “Original Indenture” and as supplemented and modified by any and all indentures supplemental thereto, including the Supplemental Indenture referred to below, being herein called the “Indenture”), and has been issued pursuant to that certain Thirteenth Supplemental Indenture, dated as of October 3, 2024 (the “Supplemental Indenture”), each of the Original Indenture and the Thirteenth Supplemental Indenture being between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the property mortgaged, pledged and held in trust as security for payment of all amounts due under this Bond, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities (including the Securities of this series) are, and are to be, authenticated and delivered and secured. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Bond is one of the series of Securities designated above.

Notwithstanding anything to the contrary in Section 1.18 of the Original Indenture, in the Supplemental Indenture or in this Bond, if the Stated Maturity or any Redemption Date of this Bond shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Original Indenture or the Supplemental Indenture or this Bond) payment of interest on or principal (and premium, if any) of this Bond due at the Stated Maturity or on any Redemption Date thereof need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Stated Maturity or on any Redemption Date thereof, provided that interest shall accrue on the Outstanding principal amount of this Bond due at the Stated Maturity or on any Redemption Date thereof until the date of actual payment. Interest hereon will be computed on the basis of a 360-day year of twelve 30-day months.

This Bond is subject to mandatory redemption under the circumstances set forth in Section 5.01 of the Original Indenture and as set forth in Section 2.03 of the Supplemental Indenture. This Bond is subject to redemption at the option of the Company, in whole or in part, as set forth in Section 2.04 of the Supplemental Indenture.

11

If an Event of Default, as defined in the Indenture, occurs and is continuing, the principal of this Bond may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Indenture.

The Original Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Original Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities and for certain other purposes with the consent of all Holders of affected Securities. The Original Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities then Outstanding, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest and any Make-Whole Amount on this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Security Register, upon surrender of this Bond for registration of transfer at the office or agency of the Trustee, which as of the date hereof is located at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto as Annex A duly executed by the Holder hereof, or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $250,000 or any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Bond or Bonds to be exchanged at the office or agency of the Trustee at c/o The Bank of New York Mellon, 500 Ross Street, Suite 625, Pittsburgh, PA 15262, Attention: Transfers/Redemption, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith in accordance with the Indenture.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the absolute owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are not entitled to the benefit of any sinking fund.

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As provided in Section 2.05 of the Supplemental Indenture, except as may be agreed to by the Holder hereof in connection with an offer made to all Holders of the Securities of this series on the same terms and conditions, the Company shall not and shall not permit any Affiliate of the Company to purchase, redeem or otherwise acquire, directly or indirectly, this Bond, except upon the payment or redemption of this Bond in accordance with the terms of the Indenture. The Company will promptly cause the Trustee to cancel this Bond once acquired by it or any Affiliate of the Company pursuant to any payment, redemption or purchase of this Bond pursuant to any provision of the Indenture and no Bonds may be issued in substitution or exchange for this Bond.

As provided in Section 16.01 of the Original Indenture, no recourse shall be had for the payment of the principal of or Make-Whole Amount, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, organizer, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities (including the Bonds) are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities (including the Bonds).

Demand, presentment, protest and notice of non-payment and protest are hereby waived by the Company.

This Bond shall be governed by and construed in accordance with the law of the State of New York, except that (i) if this Bond shall become qualified and shall become subject to the Trust Indenture Act, to the extent that the Trust Indenture Act shall be applicable, this Bond shall be governed by and construed in accordance with the Trust Indenture Act and (ii) if the law of any jurisdiction wherein any portion of the Mortgaged Property is located shall govern the creation of a mortgage lien on and security interest in, or perfection, priority or enforcement of the Lien of the Indenture or exercise of remedies with respect to, such portion of the Mortgaged Property, this Bond shall be governed by and construed in accordance with the law of such jurisdiction to the extent mandatory.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Bond shall not be entitled to any benefit as a Security under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ITC MIDWEST LLc

By: ITC Holdings Corp., as Sole Member

By:

Name:
Title:

Date:

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SCHEDULE A

SCHEDULE OF NOTATIONS

The notations on the following table have been made by the holder of the within Bond in connection with the transfer thereof in accordance with Section 2.02(b) of the Supplemental Indenture.

Date of Notation	Amount of principal paid on the within Bond	Last date to which interest has been paid on the within Bond	Notation by Holder

ANNEX A

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security or other Identifying Number

______________________________________________________________________________
Please print or typewrite name and address, including postal zip code of assignee

________________________________________________________________________________________________________
the within Bond and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________attorney to transfer said Bond on the Security Register, upon surrender of said Bond at the office or agency of the Trustee in New York, New York, or such other office or agency as may be designated by the Company from time to time in accordance with the Indenture, with full power of substitution in the premises.

Dated:

[NAME OF TRANSFEROR]

By:
Name:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.